   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 29, 1996

                                                       REGISTRATION NO. 33-55678
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         POST-EFFECTIVE AMENDMENT NO. 6

                                       TO

                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                  OF 1933 OF THE SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                            ------------------------

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                             (Exact name of trust)
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (Name of depositor)

                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536
         (Complete address of depositor's principal executive offices)

                            ------------------------
                            BARRY G. SKOLNICK, ESQ.
                    Senior Vice President & General Counsel
                      Merrill Lynch Life Insurance Company
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                (Name and complete address of agent for service)

                            ------------------------
                                    Copy to:
                             STEPHEN E. ROTH, ESQ.
                          Sutherland, Asbill & Brennan
                          1275 Pennsylvania Avenue, NW
                           Washington, DC 20004-2404
                            ------------------------
It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)

/ / on (date) pursuant to paragraph (b)

/ / 60 days after filing pursuant to paragraph (a)(1)

/X/ on May 1, 1996 pursuant to paragraph (a)(1) of Rule 485

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

     Check box if it is proposed that the filing will become effective on (date) at (time) pursuant to Rule 487 / /


     Pursuant to Rule 24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the year ended December 31, 1995 on February 28, 1996.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                            ------------------------

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2
                            ------------------------

N-8B-2 ITEM                                 CAPTION IN PROSPECTUS
-----------   ---------------------------------------------------------------------------------
      1       Cover Page
      2       Cover Page
      3       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life; More About the Separate Account and its
                Divisions
      4       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                the Contract (Selling the Contracts)
      5       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                Merrill Lynch Life Insurance Company (State Regulation)
      6       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (The Separate Account)
      7       Not Applicable
      8       Experts
      9       More About Merrill Lynch Life Insurance Company (Legal Proceedings)
     10       Summary of the Contract; Facts About the Contract; More About the Contract; More
                About the Separate Account and its Divisions
     11       Summary of the Contract (The Investment Divisions); Facts About the Separate
                Account, the Series Fund, the Variable Series Funds, the Zero Trusts and
                Merrill Lynch Life; More About the Separate Account and its Divisions (About
                the Separate Account; The Zero Trusts)
     12       Summary of the Contract (The Investment Divisions); Facts About the Separate
                Account, the Series Fund, the Variable Series Funds, the Zero Trusts and
                Merrill Lynch Life; More About the Separate Account and its Divisions
     13       Summary of the Contract (Loans; Fees and Charges); Facts About the Contract
                (Charges Deducted from the Investment Base; Contract Loading; Charges to the
                Separate Account; Guarantee Period; Cash Value; Loans; Partial Withdrawals;
                Death Benefit Proceeds; Payment of Death Benefit Proceeds; Rights to Cancel;
                More About the Contract (Group or Sponsored Arrangements; Merrill Lynch Life's
                Income Taxes); More About the Separate Account and its Divisions (Charges to
                Series Fund Assets; Charges to Variable Series Funds Assets)
     14       Facts About the Contract (Who May Be Covered; Purchasing a Contract; Additional
                Payments); More About the Contract (Other Contract Provisions)
     15       Summary of the Contract (Availability and Payments); Facts About the Contract
                (Purchasing A Contract; Additional Payments); More About the Contract (Income
                Plans)
     16       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life; More About the Separate Account and its
                Divisions.
     17       Summary of the Contract (Net Cash Surrender Value; Rights to Cancel ("Free Look"
                Period) or Convert; Partial Withdrawals); Facts About the Contract (Cash Value;
                Partial Withdrawals; Rights to Cancel or Convert); More About the Contract
                (Some Administrative Procedures)

N-8B-2 ITEM                                 CAPTION IN PROSPECTUS
-----------   ---------------------------------------------------------------------------------
     18       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life; More About the Separate Account and its
                Divisions
     19       More About Merrill Lynch Life Insurance Company
     20       Not Applicable
     21       Summary of the Contract (Loans); Facts About the Contract (Loans)
     22       Not Applicable
     23       Not Applicable
     24       Not Applicable
     25       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                Merrill Lynch Life Insurance Company
     26       Not Applicable
     27       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                Merrill Lynch Life Insurance Company
     28       More About Merrill Lynch Life Insurance Company (Directors and Executive
                Officers)
     29       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S)
     30       Not Applicable
     31       Not Applicable
     32       Not Applicable
     33       Not Applicable
     34       Not Applicable
     35       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S)
     36       Not Applicable
     37       Not Applicable
     38       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                the Contract (Selling the Contracts)
     39       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                the Contract (Selling the Contracts)
     40       More About the Contract (Selling the Contracts)
     41       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                the Contract (Selling the Contracts)
     42       Not Applicable
     43       Not Applicable
     44       Facts About the Contract; More About the Contract
     45       Not Applicable
     46       Summary of the Contract; Facts About the Contract (Cash Value; Partial
                Withdrawals)

N-8B-2 ITEM                                 CAPTION IN PROSPECTUS
-----------   ---------------------------------------------------------------------------------
     47       Summary of the Contract (The Investment Divisions); Facts About the Separate
                Account, the Series Fund, the Variable Series Funds, the Zero Trusts and
                Merrill Lynch Life; More About the Separate Account and its Divisions
     48       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life (Merrill Lynch Life and MLPF&S); More About
                Merrill Lynch Life (State Regulation)
     49       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life; Facts About the Contract (Charges Deducted
                from the Investment Base; Contract Loading; Charges to the Separate Account);
                More About the Contract (Selling the Contracts)
     50       Not Applicable
     51       Facts About the Contract; More About the Contract
     52       Facts About the Separate Account, the Series Fund, the Variable Series Funds, the
                Zero Trusts and Merrill Lynch Life; More About the Separate Account and its
                Investment Divisions
     53       More About the Contract (Tax Considerations; Merrill Lynch Life's Income Taxes)
     54       Not Applicable
     55       Not Applicable
     56       Not Applicable
     57       Not Applicable
     58       Not Applicable
     59       More About Merrill Lynch Life Insurance Company (Financial Statements)

PROSPECTUS

May 1, 1996

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

                           FLEXIBLE PREMIUM VARIABLE
                       UNIVERSAL LIFE INSURANCE CONTRACT
                                   ISSUED BY
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                    HOME OFFICE: LITTLE ROCK, ARKANSAS 72201
                         SERVICE CENTER: P.O. BOX 9025
                     SPRINGFIELD, MASSACHUSETTS 01102-9025
                         1414 MAIN STREET, THIRD FLOOR
                     SPRINGFIELD, MASSACHUSETTS 01104-1007
                             PHONE: (800) 354-5333
                                OFFERED THROUGH
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

This Prospectus is for a flexible premium variable universal life insurance contract (the "Contract") offered by Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), a subsidiary of Merrill Lynch & Co., Inc.


Through the first 14 days following the in force date, the initial payment less contract loading will be invested only in the division investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to any five of the 34 investment divisions of Merrill Lynch Variable Life Separate Account (the "Separate Account"), the Merrill Lynch Life separate investment account available under the Contract. The investments available through the investment divisions include 10 mutual fund portfolios of the Merrill Lynch Series Fund, Inc., seven mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc., and 17 unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities. Currently, the contract owner may change his or her investment allocation as many times as desired.


The Contract provides an estate benefit through life insurance coverage on the life of the insured. The Contract offers two death benefit options. At the election of the contract owner, the death benefit may include the Contract's cash value. Contract owners may purchase additional insurance through an additional insurance rider, the amount of which may be increased or decreased subject to certain conditions. Merrill Lynch Life guarantees that the coverage will remain in force for the guarantee period. Each payment will extend the guarantee period until such time as the guarantee period extends to the insured's attained age 100. During this guarantee period, Merrill Lynch Life will terminate the Contract only if the debt exceeds certain contract values. After the guarantee period, the Contract will remain in force as long as there is not excessive debt and as long as the cash value is sufficient to cover the charges due. While the Contract is in force, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will generally never be less than the current face amount or, after the insured's attained age 100, the post 100 death benefit.

The Contract allows for additional payments. Contract owners may also borrow up to the total loan value of the Contract, make partial withdrawals or turn in the Contract for its net cash surrender value. The net cash surrender value will vary with the investment results of the investment divisions chosen. Merrill Lynch Life does not guarantee any minimum net cash surrender value.

It may not be advantageous to replace existing insurance with the Contract. Within certain limits the Contract may be converted to a contract with benefits that do not vary with the investment results of a separate account.

THE PURCHASE OF THIS CONTRACT INVOLVES CERTAIN RISKS. BECAUSE IT IS A VARIABLE LIFE INSURANCE CONTRACT, THE VALUE OF THE CONTRACT REFLECTS THE INVESTMENT PERFORMANCE OF THE SELECTED INVESTMENT OPTIONS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, CONTRACT OWNERS COULD LOSE ALL OR PART OF THE MONEY THEY HAVE INVESTED. MERRILL LYNCH LIFE DOES NOT GUARANTEE THE VALUE OF THE CONTRACT. RATHER, CONTRACT OWNERS BEAR ALL INVESTMENT RISKS.

LIFE INSURANCE IS INTENDED TO BE A LONG-TERM INVESTMENT. CONTRACT OWNERS SHOULD EVALUATE THEIR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

PARTIAL WITHDRAWALS AND SURRENDER OF THE CONTRACT ARE SUBJECT TO TAX, AND BEFORE THE CONTRACT OWNER ATTAINS AGE 59 1/2 MAY ALSO BE SUBJECT TO A 10% FEDERAL PENALTY TAX. LOANS MAY BE TAXABLE IF THE CONTRACT BECOMES A "MODIFIED ENDOWMENT CONTRACT."

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT MUST BE ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC., THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC. AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                       ------
IMPORTANT TERMS........................................................................      4
SUMMARY OF THE CONTRACT
  Purpose of the Contract..............................................................      5
  Availability and Payments............................................................      5
  CMA(R) Insurance Service.............................................................      6
  The Investment Divisions.............................................................      6
  How the Death Benefit Varies.........................................................      6
  How the Investment Base Varies.......................................................      6
  Net Cash Surrender Value.............................................................      7
  Illustrations........................................................................      7
  Replacement of Existing Coverage.....................................................      7
  Rights to Cancel ("Free Look" Period) or Convert.....................................      7
  How Death Benefit and Cash Value Increases are Taxed.................................      7
  Loans................................................................................      8
  Partial Withdrawals..................................................................      8
  Fees and Charges.....................................................................      8
FACTS ABOUT THE SEPARATE ACCOUNT, THE SERIES FUND, THE VARIABLE
  SERIES FUNDS, THE ZERO TRUSTS AND MERRILL LYNCH LIFE
  The Separate Account.................................................................      9
  The Series Fund......................................................................      9
  The Variable Series Funds............................................................     10
  Certain Risks of the Series Fund and Variable Series Funds...........................     11
  The Zero Trusts......................................................................     11
  Merrill Lynch Life and MLPF&S........................................................     12
FACTS ABOUT THE CONTRACT
  Who May be Covered...................................................................     12
  Purchasing a Contract................................................................     12
  Additional Insurance Rider...........................................................     13
  Additional Payments..................................................................     14
  Effect of Additional Payments........................................................     14
  Investment Base......................................................................     15
  Charges Deducted from the Investment Base............................................     16
  Contract Loading.....................................................................     16
  Charges to the Separate Account......................................................     17
  Guarantee Period.....................................................................     18
  Cash Value...........................................................................     19
  Loans................................................................................     19
  Partial Withdrawals..................................................................     20
  Death Benefit Proceeds...............................................................     21
  Payment of Death Benefit Proceeds....................................................     24
  Accelerated Benefit Rider............................................................     24
  Rights to Cancel or Convert..........................................................     25
  Reports to Contract Owners...........................................................     25
MORE ABOUT THE CONTRACT
  Using the Contract...................................................................     26
  Some Administrative Procedures.......................................................     27
  Other Contract Provisions............................................................     28
  Income Plans.........................................................................     29

                                                                                         PAGE
                                                                                       ------
Group or Sponsored Arrangements........................................................     29
Unisex Legal Considerations for Employers..............................................     29
Selling the Contracts..................................................................     30
Tax Considerations.....................................................................     30
Merrill Lynch Life's Income Taxes......................................................     34
  Reinsurance..........................................................................     34
MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS
  About the Separate Account...........................................................     34
  Changes Within the Account...........................................................     34
  Net Rate of Return for an Investment Division........................................     35
  The Series Fund and the Variable Series Funds........................................     35
  Charges to Series Fund Assets........................................................     37
  Charges to Variable Series Funds Assets..............................................     37
  The Zero Trusts......................................................................     38
ILLUSTRATIONS
  Illustrations of Death Benefits, Investment Base, Net Cash Surrender Values
     and Accumulated Payments..........................................................     38
EXAMPLES
  Additional Payments..................................................................     44
  Partial Withdrawals..................................................................     45
  Changing the Death Benefit Option....................................................     46
MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY
  Directors and Executive Officers.....................................................     47
  Services Arrangement.................................................................     48
  State Regulation.....................................................................     48
  Legal Proceedings....................................................................     48
  Experts..............................................................................     48
  Legal Matters........................................................................     48
  Registration Statements..............................................................     48
  Financial Statements.................................................................     49
  Financial Statements of Merrill Lynch Variable Life Separate Account.................
  Financial Statements of Merrill Lynch Life Insurance Company.........................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                IMPORTANT TERMS

additional payment: is a payment which may be made after the "free look" period. Additional payments do not require evidence of insurability.

adjusted face amount: is equal to the lesser of the face amount at the insured's attained age 100, and the cash value as of the date of death plus the net amount at risk at the insured's attained age 100. The adjusted face amount is used to determine the death benefit under option 1 at and after the insured's attained age 100.

attained age: is the issue age of the insured plus the number of full years since the contract date.

base premium: is the amount equal to the level annual premium which would be necessary for the face amount of the Contract to endow on the contract anniversary nearest the insured's age 100. Merrill Lynch Life assumes death benefit option 1 is elected and further assumes a 5% annual rate of return on the base premium less contract loading and a maximum cost of insurance charge. Once determined, the base premium will not change.

cash value: is equal to the investment base plus any unearned charges for cost of insurance and rider costs plus any debt less any accrued net loan cost since the last contract anniversary (or since the contract date during the first contract year).

cash value corridor factor: is used to determine the amount of death benefit purchased by $1.00 of cash value. Merrill Lynch Life uses this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the requirements of what constitutes a life insurance contract under the Internal Revenue Code.

contract anniversary:  is the same date of each year as the contract date.

contract date: is used to determine processing dates, contract years and anniversaries. It is usually the business day next following the receipt of the initial payment at the Service Center. It is also referred to as the policy date.

contract loading: is chargeable to all payments for sales load, federal tax and premium tax charges.

death benefit: prior to the insured's attained age 100, if option 1 is elected, it is the larger of the face amount and the variable insurance amount; if option 2 is elected, it is the larger of the face amount plus the cash value and the variable insurance amount. At and after the insured's attained age 100, the post 100 death benefit will apply.

death benefit proceeds: are equal to the death benefit plus the amount of any insurance provided by a rider less any debt.

debt:  is the sum of all outstanding loans on a Contract plus accrued interest.

excess sales load: a portion of the sales load calculated during the first two policy years which is in excess of the amount specified under applicable regulations in effect under the Investment Company Act of 1940 and therefore may be refunded in the event of lapse or surrender during the first two policy years. After policy year two, the excess sales load is zero.


face amount: is the minimum death benefit prior to the insured's attained age 100, as long as the Contract remains in force. The face amount will change if a change in death benefit option is made or if a partial withdrawal is taken, and can be reduced subject to certain conditions.


fixed base: is calculated in the same manner as the cash value except that 4.5% is substituted for the net rate of return, the guaranteed maximum cost of insurance rates and guaranteed maximum rider costs are substituted for current rates and loans and repayments are not taken into account. After the end of the guarantee period, the fixed base is zero.

guarantee period: is the time guaranteed that the Contract will remain in force regardless of investment experience, unless the debt exceeds certain values. It is the period that a comparable fixed life insurance contract (same face amount, payments made, guaranteed mortality table, contract loading and guaranteed maximum rider costs) would remain in force if credited with 4.5% interest per year.

in force date: is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received.

initial payment:  is the payment required to put the Contract into effect.

investment base: is the amount available under a Contract for investment in the Separate Account at any time. A contract owner's investment base is the sum of the amounts invested in each of the selected investment divisions.

investment division:  is any division in the Separate Account.

issue age: is the insured's age as of his or her birthday nearest the contract date.

issue date: is the date that the Contract is issued. The contestable and suicide periods are measured from this date.

net amount at risk: is the excess, as of a processing date, of the death benefit (adjusted for interest at an annual rate of 4.5%) over the cash value, but before the deduction for cost of insurance. The net amount at risk at the insured's attained age 100 is used to determine the death benefit under option 1 at and after the insured's attained age 100.

net cash surrender value:  is equal to the cash value less debt.

processing dates: are the contract date and the first day of each contract quarter thereafter. Processing dates are the days when Merrill Lynch Life deducts certain charges from the investment base.

processing period:  is the period between consecutive processing dates.

target premium:  is equal to 75% of the base premium.

variable insurance amount: is computed daily by multiplying the cash value (plus certain excess sales load during the first 24 months after the Contract is issued) by the cash value corridor factor for the insured at his or her attained age.

                            SUMMARY OF THE CONTRACT

PURPOSE OF THE CONTRACT

This flexible premium variable universal life insurance contract offers a choice of investments and an opportunity for the Contract's investment base, cash value and death benefit to grow based on investment results.

Merrill Lynch Life does not guarantee that contract values will increase. Depending on the investment results of selected investment divisions, the investment base, cash value and death benefit may increase or decrease on any day. The contract owner bears the investment risk. Merrill Lynch Life guarantees to keep the Contract in force during the guarantee period subject to the effect of any debt.

Life insurance is not a short-term investment. The contract owner should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

AVAILABILITY AND PAYMENTS

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. A Contract may be issued for an insured from age 20 through age 85.

Merrill Lynch Life will not accept an initial payment that provides a guarantee period of less than three months. The guarantee period is the period of time Merrill Lynch Life guarantees that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values.

Contract owners may make additional payments. Contract owners may specify an additional payment amount on the application to be paid on either a monthly, quarterly, semi-annual or annual basis. For additional payments not being withdrawn from a CMA account, Merrill Lynch Life will send reminder notices for such amounts.

The Contract is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.

CMA(R) INSURANCE SERVICE

Contract owners who subscribe to the Merrill Lynch Cash Management Account(R) financial service ("CMA account") may elect to have their Contract linked to their CMA account electronically. Certain transactions will be reflected in monthly CMA account statements. Payments may be transferred to and from the Contract through a CMA account.

THE INVESTMENT DIVISIONS


Through the first 14 days following the in force date, the initial payment less contract loading will be invested in the investment division of the Separate Account investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to up to five of the 34 investment divisions in the Separate Account. (See "Changing the Allocation" on page 16.)



Payments are invested in investment divisions of the Separate Account. Ten investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Merrill Lynch Series Fund, Inc. (the "Series Fund"). Seven investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds"). Each mutual fund portfolio has a different investment objective. The other 17 investment divisions invest in units of designated unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trusts"). The contract owner's payments are not invested directly in the Series Fund, the Variable Series Funds or the Zero Trusts.


HOW THE DEATH BENEFIT VARIES


Contract owners elect a death benefit option on the application. Under option 1, the death benefit equals the larger of the face amount or the variable insurance amount. Under option 2, the death benefit equals the larger of the sum of the face amount plus the cash value or the variable insurance amount. Subject to certain conditions, contract owners may change the death benefit option and reduce the face amount. The death benefit may increase or decrease on any day depending on the investment results of the investment divisions chosen by the contract owner. Death benefit proceeds equal the death benefit reduced by any debt and increased by any rider benefits payable. (See "Death Benefit Proceeds" on page 21.) If the insured dies at or after the insured's attained age 100, the post-100 death benefit proceeds will be paid. (See "Post-100 Death Benefit" on page 23.)


HOW THE INVESTMENT BASE VARIES

A Contract's investment base is the amount available for investment at any time. On the contract date(usually the business day next following receipt of the initial payment at the Service Center), the investment base is equal to the initial payment less contract loading and charges for cost of insurance and rider costs. Afterwards,

---------------
Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

it varies daily based on investment performance of the investment divisions chosen. The contract owner bears the risk of poor investment performance and receives the benefit of favorable investment performance. Contract owners may wish to consider diversifying their investment in the Contract by allocating investment base to two or more investment divisions.


NET CASH SURRENDER VALUE

Contract owners may surrender their Contracts at any time and receive the net cash surrender value. The net cash surrender value varies daily based on investment performance of the investment divisions chosen. Merrill Lynch Life doesn't guarantee any minimum net cash surrender value. If the Contract is surrendered within 24 months after issue, the contract owner will receive certain excess sales load. (See "Contract Loading -- Excess Sales Load" on page 17.)

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, the contract owner should ask his or her Merrill Lynch registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of contract illustrations.

RIGHTS TO CANCEL ("FREE LOOK" PERIOD) OR CONVERT

Once the contract owner receives the Contract, he or she should review it carefully to make sure it is what he or she intended to purchase. Generally, a Contract may be returned for a refund within the later of ten days after the contract owner receives it, 45 days after the contract owner completes the application, or ten days after Merrill Lynch Life mails or personally delivers the Notice of Withdrawal Right to the contract owner. If the Contract is returned during the "free look" period, Merrill Lynch Life will refund the initial payment without interest.

Once the Contract is issued, a contract owner may also convert the Contract within 24 months after issue to a contract with benefits that do not vary with the investment results of a separate account. (See "Converting the Contract" on page 25.)

HOW DEATH BENEFIT AND CASH VALUE INCREASES ARE TAXED

Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. An owner of a life insurance contract is not taxed on any increase in the cash value while the contract remains in force.

A Contract may be a "modified endowment contract" under federal tax law depending upon the amount of payments made in relation to the death benefit provided under the Contract. If the Contract is a modified endowment contract, certain distributions made during the insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Contract are includable in gross income on an income-first basis. A 10% penalty tax may also be imposed on distributions made before the contract owner attains age 59 1/2. Contracts that are not modified endowment contracts under federal tax law receive preferential tax treatment with respect to certain distributions.

For a discussion of the tax issues associated with this Contract, see "Tax Considerations" on page 30.

LOANS

Contract owners may borrow up to the total loan value of their Contracts, which is 90% of the cash value. The maximum amount which may be borrowed at any time is the difference between the total loan value and debt. (See "Loans" on page 19.)

Debt is deducted from the amount payable on surrender of the Contract and is also subtracted from any death benefit payable. Loan interest accrues daily and, if it is not repaid each year, it is capitalized and added to the debt. If the Contract is a modified endowment contract, the amount of capitalized interest will be treated as a taxable withdrawal. Depending upon investment performance of the divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" on page 30.)

PARTIAL WITHDRAWALS

Contract owners may make partial withdrawals beginning in the second contract year, subject to certain conditions. (See "Partial Withdrawals" on page 20.)

FEES AND CHARGES

Contract Loading. Merrill Lynch Life deducts certain charges from all payments before they are invested in the investment divisions. These charges are:

     - Sales load equal to 46.25% of each payment through the second base premium and 1.25% of each payment thereafter.

     - State and local premium tax charge of 2.5% of each payment.

     - A charge for federal taxes of 1.25% of each payment.

(See "Contract Loading" on page 17.)

Investment Base Charges. Merrill Lynch Life deducts certain charges from the investment base. The charges deducted are as follows:

     - On the contract date and on all processing dates after the contract date, Merrill Lynch Life makes deductions for cost of insurance (see "Cost of Insurance" on page 16) and any rider costs (see "Additional Insurance Rider" on page 14).

     - On each contract anniversary, Merrill Lynch Life makes deductions for the net loan cost if there has been any debt during the prior year. It equals a maximum of 2% of the debt per year.

Separate Account Charges. There are certain charges deducted daily from the investment results of the investment divisions in the Separate Account. These charges are:

     - an asset charge designed to cover mortality and expense risks deducted from all investment divisions which is equivalent to .90% annually at the beginning of the year; and

     - a trust charge deducted from only those investment divisions investing in the Zero Trusts, which is currently equivalent to .34% annually at the beginning of the year and will never exceed .50% annually.

Advisory Fees. The portfolios in the Series Fund and the Variable Series Funds pay monthly advisory fees and other expenses. (See "Charges to Series Fund Assets" on page 36 and "Charges to Variable Series Funds Assets" on page 37.)

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus and in the Contract. The Contract together with its attached applications, medical exam(s), amendments, riders and endorsements constitutes the entire agreement between the contract owner and Merrill Lynch Life and should be retained.

For the definition of certain terms used in this Prospectus, see "Important Terms" on page 4.

                       FACTS ABOUT THE SEPARATE ACCOUNT,
          THE SERIES FUND, THE VARIABLE SERIES FUNDS, THE ZERO TRUSTS
                             AND MERRILL LYNCH LIFE

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established by Merrill Lynch Life on November 16, 1990. It is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. It meets the definition of a separate account under the federal securities laws. The Separate Account is used to support the Contract as well as to support other variable life insurance contracts issued by Merrill Lynch Life.


Merrill Lynch Life owns all of the assets in the Separate Account. The assets of the Separate Account are kept separate from Merrill Lynch Life's general account and any other separate accounts it may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business Merrill Lynch Life conducts.


Obligations to contract owners and beneficiaries that arise under the Contract are obligations of Merrill Lynch Life. Income, gains, and losses, whether or not realized, from assets allocated are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of Merrill Lynch Life. As required, the assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the assets exceed the required reserves and other Contract liabilities (which will always be at least equal to the aggregate contract value allocated to the Separate Account under the Contracts), Merrill Lynch Life may transfer the excess to its general account.


There are currently 34 investment divisions in the Separate Account. Ten invest in shares of a specific portfolio of the Series Fund. Seven invest in shares of a specific portfolio of the Variable Series Funds. Seventeen invest in units of a specific Zero Trust. Complete information about the Series Fund, the Variable Series Funds and the Zero Trusts, including the risks associated with each portfolio (including any risks associated with investment in the High Yield Portfolio of the Series Fund) can be found in the accompanying prospectuses. They should be read in conjunction with this Prospectus.


THE SERIES FUND

The Merrill Lynch Series Fund, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company. All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives of the Series Fund portfolios are described below. There is no guarantee that any portfolio will meet its investment objective.

Money Reserve Portfolio seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.


Intermediate Government Bond Portfolio seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the U.S. Government or its agencies with a maximum maturity of 15 years.



Long-Term Corporate Bond Portfolio primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily seeks the preservation of capital. In seeking to achieve these objectives, the Portfolio invests at least 80% of the value of its assets in debt securities which have a rating within the three highest grades of a major rating agency.



High Yield Portfolio primarily seeks as high a level of current income as is believed to be consistent with prudent management, and secondarily capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (commonly known as "junk bonds").



Capital Stock Portfolio seeks long-term growth of capital and income, plus moderate current income. It principally invests in common stocks considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.


Growth Stock Portfolio seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks of aggressive growth companies considered to have special investment value.


Multiple Strategy Portfolio seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.



Natural Resources Portfolio seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.


Global Strategy Portfolio seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.

Balanced Portfolio seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.


The investment adviser for the Series Fund is Merrill Lynch Asset Management, L.P., ("MLAM"), which is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Series Fund Assets" on page 36.)


THE VARIABLE SERIES FUNDS


The Merrill Lynch Variable Series Funds, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company. Seven of its 18 mutual fund portfolios are currently available through the Separate Account. The investment objectives of the seven available Variable Series Funds portfolios are described below. There is no guarantee that any portfolio will meet its investment objective.



Basic Value Focus Fund seeks capital appreciation, and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio.



World Income Focus Fund seeks to provide shareholders with high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units. The Fund may invest in United States and foreign government and corporate fixed-income securities, including high yield, high risk, lower rated and unrated securities.



Global Utility Focus Fund seeks to obtain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.

International Equity Focus Fund seeks to obtain capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities.



International Bond Fund seeks a high total investment return by investing in an international portfolio of non-U.S. debt instruments denominated in various currencies and multi-national currency units.



Developing Capital Markets Focus Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.



Equity Growth Fund seeks to attain long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection.


MLAM is the investment adviser for the Variable Series Funds. The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Variable Series Funds Assets" on page 37.)


CERTAIN RISKS OF THE SERIES FUND AND VARIABLE SERIES FUNDS



Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund invests, entails relatively greater risk of loss of income or principal. In an effort to minimize risk, the High Yield Portfolio will diversify holdings among many issuers. However, there can be no assurance that diversification will protect the High Yield Portfolio from widespread defaults during periods of sustained economic downturn.



In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that no adverse tax consequences will result.



The World Income Focus Fund of the Variable Series Funds has no established rating criteria for the securities in which it may invest. In an effort to minimize risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn.



The Developing Capital Markets Focus Fund of the Variable Series Funds has established no rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize the risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn.



Because investment in these Portfolios and Funds entails relatively greater risk of loss of income or principal, it may not be appropriate to allocate all payments and investment base to an investment division that invests in one of these Portfolios or Funds.


THE ZERO TRUSTS

The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities was formed to provide safety of capital and a high yield to maturity. It seeks this through U.S. Government-backed investments which make no periodic interest payments and, therefore, are purchased at a deep discount. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

     - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

     - coupons stripped from U.S. debt obligations; and

     - receipts and certificates for such stripped debt obligations and coupons.


The Zero Trusts currently available have maturity dates in years 1997 through 2011, 2013 and 2014.


Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units when Merrill Lynch Life needs to sell them to pay benefits and make reallocations. Merrill Lynch Life pays the sponsor a fee for these transactions and is reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts" on page 18.)

MERRILL LYNCH LIFE AND MLPF&S

Merrill Lynch Life is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. It is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch Life is authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. It is also authorized to offer variable life insurance and variable annuities in most jurisdictions.

MLPF&S is a wholly owned subsidiary of Merrill Lynch & Co., Inc. and provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for Merrill Lynch Life and is the principal underwriter of the Contracts issued through the Separate Account. Merrill Lynch Life retains MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts" on page 29.)

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. Merrill Lynch Life will issue a Contract on the life of the insured provided the relationship between the applicant and the insured meets Merrill Lynch Life's insurable interest requirements and provided the insured is not over age 85 or under age 20. The insured's issue age will be determined using the insured's age as of his or her birthday nearest the contract date. The insured must also meet Merrill Lynch Life's medical and other underwriting requirements, which will include undergoing a medical examination.

Merrill Lynch Life assigns insureds to underwriting classes which determine the cost of insurance rates used in calculating cost of insurance deductions. Contracts may be issued on insureds in standard, non-smoker or preferred non-smoker underwriting classes. Contracts may also be issued on insureds in a substandard underwriting class. For a discussion of the effect of underwriting classification on deductions for cost of insurance, see "Cost of Insurance" on page 16.

PURCHASING A CONTRACT

To purchase a Contract, the contract owner must complete an application and make a payment. The payment is required to put the Contract into effect. In the application, the contract owner selects the face amount of the Contract. The amount of the minimum initial payment for a given Contract depends on the face amount selected and the issue age, sex and underwriting class of the insured. Merrill Lynch Life will not accept an initial payment for a specified face amount that will provide a guarantee period of less than three months. (See "Selecting the Initial Face Amount" and "Initial Guarantee Period" below). Merrill Lynch Life also will not accept an initial payment that would cause the Contract to fail to qualify as life insurance under federal tax law as interpreted by Merrill Lynch Life.

Insurance coverage generally begins as of the contract date, which is usually the next business day following receipt of the initial payment at Merrill Lynch Life's Service Center. Temporary life insurance coverage may be provided prior to the contract date under the terms of a temporary insurance agreement. In accordance with Merrill Lynch Life's underwriting rules, temporary life insurance coverage may not exceed $300,000 and may not be in effect for more than 90 days. As provided for under state insurance law, the contract owner, to preserve insurance age, may be permitted to backdate the Contract. In no case may the contract date be more than six months prior to the date the application was completed. Charges for cost of insurance and rider costs for the backdated period are deducted on the contract date.

If Merrill Lynch Life determines that, based on the contract owner's initial payment and face amount, the Contract will be a modified endowment contract, Merrill Lynch Life will issue the Contract provided the contract owner signs a statement acknowledging that the Contract is a modified endowment contract or agrees either to reduce the initial payment or to increase the face amount to a level at which the Contract will not be a modified endowment contract. For a discussion of the tax consequences of purchasing a modified endowment contract, see "Tax Considerations" on page 30.


Selecting the Initial Face Amount. The minimum initial face amount is $250,000. The maximum face amount that may be specified for a given initial payment is the amount which will provide an initial guarantee period of at least three months. For the same initial payment amount, the larger the face amount requested, the shorter the guarantee period. The initial face amount will change if the contract owner changes the death benefit option or takes a partial withdrawal. Subject to certain conditions, the contract owner may purchase additional insurance coverage through an additional insurance rider, or reduce the face amount. (See "Additional Insurance Rider" on page 14 and "Death Benefit
Proceeds -- Reducing the Face Amount" on page   .)



Initial Guarantee Period. The initial guarantee period for a Contract will be determined by the initial payment, face amount and any additional insurance rider face amount. The guarantee period will be adjusted each time an additional payment is made, when a partial withdrawal is taken, when a death benefit option change or face amount reduction results in a change in or reduction of face amount, and when the additional insurance rider face amount is increased or decreased.


The guarantee period is the period of time Merrill Lynch Life guarantees that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values. The guarantee period is based on the guaranteed maximum cost of insurance rates in the Contract, guaranteed maximum rider costs (if an additional insurance rider is elected), the contract loading and a 4.5% interest assumption. This means that for a given initial payment and face amount, different insureds will have different guarantee periods depending on the age, sex and underwriting class of the insureds. For example, an older insured will have a shorter guarantee period than a younger insured in the same underwriting class.

The maximum guarantee period is until the insured's attained age 100.

ADDITIONAL INSURANCE RIDER

The contract owner may purchase additional insurance coverage payable to the beneficiary on the death of the insured. Additional insurance coverage may be purchased through an additional insurance rider when the Contract is purchased. Under Merrill Lynch Life's current procedures, the maximum additional insurance rider face amount at the time the Contract is purchased is three times the face amount of the Contract. The rider can also be added on any contract anniversary thereafter, as long as an application is completed, satisfactory evidence of insurability of the insured is provided, and the insured has not attained the age of 86.

The minimum additional insurance rider face amount at any time is $100,000. A cost of insurance charge for the rider ("rider charge") will be deducted from the Contract's investment base on each processing date. The rider charge will be based on the same cost of insurance rates as the Contract. (See "Cost of Insurance" on page 16.) Because insurance coverage through an additional insurance rider is purchased through deductions from the Contract's investment base that are not taken into account in determining the base premium, there is no additional contract loading associated with this coverage.

Beginning in contract year 2, the additional insurance rider face amount may be increased (subject to evidence of insurability of the insured) or decreased once each year; however, any change in the additional insurance rider face amount must be elected prior to the insured's attained age 86 and must be at least $100,000. The effective date of the change will be the contract anniversary next following underwriting approval of the change. As of the effective date of the increase or decrease in the additional insurance rider face amount, Merrill Lynch Life uses the existing fixed base and the face amount of the Contract plus the new additional insurance rider face amount to calculate a new guarantee period. A decrease in the additional insurance rider face amount will increase the guarantee period. An increase in the additional insurance rider face amount will decrease the guarantee period. Merrill Lynch Life will not allow a decrease in rider face amount if the resulting face amount would be less than $100,000; if the resulting guarantee period would extend beyond the insured's attained age 100; or if the decrease would cause the Contract to fail to qualify as life insurance under federal income tax laws as interpreted by us.

A decrease in the additional insurance rider face amount can cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the decrease until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax consequences of increasing or decreasing the additional insurance rider face amount, see "Tax Considerations" on page 30.

Any additional insurance rider coverage terminates on the earlier of the date the Contract terminates or lapses, or at the insured's attained age 100.

ADDITIONAL PAYMENTS

After the "free look" period and prior to the insured's attained age 100, contract owners may make additional payments while the insured is living. Additional payments must be submitted with an additional payment form. The minimum Merrill Lynch Life will accept for these payments is $100. For Contracts that are not modified endowment contracts, making an additional payment may cause them to become modified endowment contracts. (See "Tax Considerations" on page 30.) Merrill Lynch Life will return that portion of any additional payment beyond that necessary to extend the guarantee period to the insured's attained age 100. Merrill Lynch Life will also return that portion of any additional payment that would cause the Contract to fail to qualify as life insurance under federal tax law as interpreted by Merrill Lynch Life.

Contract owners may specify an additional payment amount on the application to be paid on either an annual, semi-annual, quarterly, or monthly basis. For additional payments not being withdrawn from a CMA account, Merrill Lynch Life will send reminder notices. If a contract owner has the CMA Insurance Service, such additional payments may be withdrawn automatically from his or her CMA account and transferred to his or her Contract. The withdrawals will continue under the selected plan until Merrill Lynch Life is notified otherwise.

EFFECT OF ADDITIONAL PAYMENTS

Generally, any additional payments will be accepted the day they are received at the Service Center. However, if acceptance of any portion of the payment would cause a Contract which is not a modified endowment contract to become a modified endowment contract, to the extent feasible, Merrill Lynch Life will not accept that portion of the payment unless the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. Merrill Lynch Life may return that portion of the payment pending receipt of instructions from the contract owner.

On the date Merrill Lynch Life receives and accepts an additional payment, Merrill Lynch Life will:

     - increase the Contract's investment base by the amount of the payment less contract loading applicable to the payment;

     - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount" on page 22); and

     - increase the fixed base by the amount of the payment less contract loading applicable to the payment (see "The Contract's Fixed Base" on page 19).

As of the processing date on or next following receipt and acceptance of an additional payment, Merrill Lynch Life will increase the guarantee period if the guarantee period prior to receipt and acceptance of an additional payment does not extend beyond the insured's attained age 100.

Merrill Lynch Life will determine the increase in the guarantee period by taking the immediate increase in the cash value resulting from the additional payment and adding to that interest at the annual rate of 4.5% for the period from the date Merrill Lynch Life receives and accepts the payment to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is added to the fixed base and the resulting new fixed base is used to calculate a new guarantee period. For a discussion of the effect of additional payments on a Contract's guarantee period, see "Additional Payments" in the Examples on page 45.

If any excess sales load has been applied to keep the Contract in force, any additional payment, less contract loading, will first be applied to recover such excess sales load (see "Excess Sales Load" on page 17). Next, unless specified otherwise, if there is any debt, any payment made will be applied as a loan repayment, with any excess applied as an additional payment. (See "Loans" on page 19.)

INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. It is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment less contract loading and charges for cost of insurance and rider costs. Merrill Lynch Life adjusts the investment base daily to reflect the investment performance of the investment divisions the contract owner has selected. (See "Net Rate of Return for an Investment Division" on page 35.) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account" on page 17.)

Partial withdrawals, loans and deductions for cost of insurance, rider costs and net loan cost decrease the investment base. (See "Charges Deducted from the Investment Base" on page 16, "Partial Withdrawals" on page 20, and "Loans" on page 19.) Loan repayments and additional payments increase it. Contract owners may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If an election is not made, Merrill Lynch Life will allocate increases and decreases proportionately to the contract owner's investment base as then allocated in the investment divisions.


Initial Investment Allocation and Preallocation. Through the first 14 days following the in force date, the initial payment less contract loading will remain in the division investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to the investment divisions selected by the contract owner on the application, if different. The contract owner may select up to five of the 34 investment divisions in the Separate Account.


Changing the Allocation. After the "free look" period, a contract owner's investment base may be invested in up to five investment divisions at any one time. Currently, investment allocations may be changed as often as desired. Merrill Lynch Life reserves the right to charge up to $25 for each change in excess of six each year. In order to change their investment base allocation, contract owners must call or write to the Service Center. (See "Some Administrative Procedures" on page 27.)

Zero Trust Allocations. Merrill Lynch Life will notify contract owners 30 days before a Zero Trust in which they have invested matures. Contract owners must notify Merrill Lynch Life by calling or writing at least seven days before the maturity date how to reinvest their funds in the division investing in that Zero Trust. If Merrill Lynch Life is not notified, it will move the contract owner's investment base in that division to the investment division investing in the Money Reserve Portfolio.

Units of a specific Zero Trust may no longer be available when a request for allocation is received. Should this occur, Merrill Lynch Life will attempt to notify the contract owner immediately so that the request can be changed.

Allocation to the Division Investing in the Natural Resources
Portfolio. Merrill Lynch Life and the Separate Account reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

The charges described below are deducted pro-rata from the investment base on processing dates.

Cost of Insurance. Merrill Lynch Life deducts the cost of insurance from the investment base on the contract date and on each processing date thereafter prior to the insured's attained age 100. This charge compensates Merrill Lynch Life for the cost of providing life insurance coverage for the insured. It is based on the underwriting class, sex (except where unisex rates are required by state law) and attained age of the insured and the Contract's net amount at risk.

To determine the cost of insurance, Merrill Lynch Life multiplies the current cost of insurance rate by the Contract's net amount at risk. The net amount at risk is the difference, as of a processing date, between the death benefit (adjusted for interest at an annual rate of 4.5%) and the cash value, but before the deduction for cost of insurance.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates depending on the underwriting class, sex (except where unisex rates are required by state law) and attained age of the insured. Current cost of insurance rates are lower for insureds in a preferred non-smoker underwriting class than for insureds of the same age in a non-smoker underwriting class and are lower for insureds in a non-smoker underwriting class than for insureds of the same age and sex in a standard underwriting class.

Merrill Lynch Life guarantees that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (other than those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (CSO Table). Merrill Lynch Life may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

Net Loan Cost.  The net loan cost is explained under "Loans" on page 19.

Rider Charges. Rider charges are deducted on the contract date and on each processing date thereafter. These charges are explained under "Additional Insurance Rider" on page 14.

CONTRACT LOADING


Chargeable to each payment is an amount called the contract loading. The contract loading equals 50% of each payment made until cumulative payments have been made in an amount equal to two base premiums, and 5% of each payment thereafter. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.


The sales load, equal to 46.25% of each payment through the second base premium and 1.25% of each payment thereafter, compensates Merrill Lynch Life for sales expenses and the costs for underwriting and issuing the Contract. The sales load may be reduced in certain group or sponsored arrangements as described on page 29. Merrill Lynch Life anticipates that the sales load charge may be insufficient to cover its distribution expenses. Any shortfall will be made up from Merrill Lynch Life's general account which may include amounts derived from mortality gains and asset charges. In no event will the sales load exceed the amount permitted by the Investment Company Act of 1940.

The charge for federal taxes, equal to 1.25% of each payment, compensates Merrill Lynch Life for a higher corporate income tax liability resulting from
Section 848 of the Internal Revenue Code as enacted by the Omnibus Budget Reconciliation Act of 1990. (See "Merrill Lynch Life's Income Taxes" on page
34). The charge for federal taxes is reasonable in relation to Merrill Lynch Life's increased federal tax burden under Section 848 resulting from the receipt of premiums under the Contract.

The state and local premium tax charge, equal to 2.5% of each payment, compensates Merrill Lynch Life for state and local premium taxes Merrill Lynch Life must pay when a payment is accepted. Premium taxes vary from state to state. The 2.5% rate is the average rate expected on payments from all states.

Excess Sales Load. Excess sales load is equal to any sales load deducted from the first two base premiums in excess of 30% of premiums paid up to an amount equal to the first base premium, and then 10% of the premiums paid up to an amount equal to the second base premium. It is calculated and applied in the following situations only during the first 24 months after the Contract is issued:

     - It is refunded if the Contract is surrendered or lapses during the first 24 months after issue except to the extent that it has been previously applied to keep the Contract in force.

     - It is added to the cash value so as to keep the Contract in force if debt exceeds the larger of (i) cash value plus any excess sales load not previously applied to keep the Contract in force and (ii) the fixed base during the first 24 months after issue.

     - It is added to the cash value in determining the variable insurance amount during the first 24 months after issue.

In the event that certain Contract changes resulting in a reduction in face amount occur prior to the end of the first two policy years, Merrill Lynch Life may adjust the amount of excess sales load under a Contract if and to the extent deemed necessary to comply with applicable regulations under the Investment Company Act of 1940.

CHARGES TO THE SEPARATE ACCOUNT

Each day Merrill Lynch Life deducts an asset charge from each division of the Separate Account. The total amount of this charge is computed at .90% annually at the beginning of the year. Of this amount, .75% is for

     - the risk assumed by Merrill Lynch Life that insureds as a group will live for a shorter time than actuarial tables predict. As a result, Merrill Lynch Life would be paying more in death benefits than planned; and

     - the risk assumed by Merrill Lynch Life that it will cost more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

     - the risk assumed by Merrill Lynch Life with respect to potentially unfavorable investment results. This risk is that the Contract's cash value cannot cover the charges due during the guarantee period.

The total asset charge may not be increased. Merrill Lynch Life will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contracts.

Charges to Divisions Investing in the Zero Trusts. Merrill Lynch Life assesses a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses Merrill Lynch Life for the transaction charge paid to MLPF&S when units are sold to the Separate Account.

The trust charge is currently equivalent to .34% annually at the beginning of the year. It may be increased, but will not exceed .50% annually at the beginning of the year. The charge is based on cost (taking into account loss of interest) with no expected profit.

Tax Charges. Merrill Lynch Life has the right under the Contract to impose a charge against Separate Account assets for any taxes imposed on the Separate Account's investment earnings. (See "Merrill Lynch Life's Income Taxes" on page 34.)

Advisory Fees. The portfolios in the Series Fund and the Variable Series Funds pay monthly advisory fees and other expenses. (See "Charges to Series Fund Assets" on page 36 and "Charges to Variable Series Funds Assets" on page 37.)

GUARANTEE PERIOD


Merrill Lynch Life guarantees that the Contract will stay in force for the guarantee period unless the debt exceeds certain contract values. (See "Loans" on page 19.) Additional payments will extend the guarantee period until such time as it extends to the insured's attained age 100. The guarantee period will be affected by partial withdrawals, by changes in death benefit options, by reductions of face amount and by increases and decreases in the face amount of the additional insurance rider. A reserve is held in Merrill Lynch Life's general account to support this guarantee. The guarantee period never extends beyond the insured's attained age 100.


When the Guarantee Period Does not Extend to the Insured's Attained Age
100. After the end of the guarantee period, Merrill Lynch Life may cancel the Contract if the cash value plus certain excess sales load on a processing date is insufficient to cover charges due on that date. (See "Charges Deducted from the Investment Base" on page 16 and "Contract Loading -- Excess Sales Load" on page 17.)

Merrill Lynch Life will notify the contract owner at the owner's last known address before cancelling the Contract. The contract owner will then have 61 days to pay an amount which, after deducting contract loading, equals at least three times the charges that were due (and not deducted) on the processing date when the cash value was determined to be insufficient, plus any excess sales load previously applied to keep the Contract in force. If this amount is paid, Merrill Lynch Life will deduct the charges due on the processing date and will apply the balance to the investment base. Merrill Lynch Life will cancel the Contract at the end of this grace period if payment has not yet been received. At that time, Merrill Lynch Life will deduct any charges for cost of insurance and rider costs that were applicable to the grace period and refund any unearned charges for cost of insurance, rider costs and any excess sales load not previously applied to keep the Contract in force.

Subject to state regulation, if Merrill Lynch Life cancels a Contract, it may be reinstated prior to the insured's attained age 100 and while the insured is still living if:

     - the reinstatement is requested within three years after the end of the grace period;

     - Merrill Lynch Life receives satisfactory evidence of the insured's insurability; and

     - the reinstatement payment is made. The reinstatement payment is the minimum payment for which Merrill Lynch Life would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

A reinstated Contract will be effective on the processing date on or next following the date the reinstatement application is approved.

The Contract's Fixed Base. On the contract date, the fixed base equals the cash value. From then on, the fixed base is calculated in the same manner as the cash value except that the calculation substitutes 4.5% for the net rate of return, the guaranteed maximum cost of insurance rates and guaranteed maximum rider costs are substituted for the current rates and it is calculated as though there had been no loans or repayments. The fixed base is equivalent to the cash value for a comparable fixed benefit contract with the same face amount and guarantee period. After the end of the guarantee period the fixed base is zero. The fixed base is used to limit Merrill Lynch Life's right to cancel the Contract during the guarantee period.

Automatic Adjustment. On any contract anniversary, if the cash value is greater than the fixed base necessary to cause the guarantee period to extend until the insured's attained age 100, the guarantee period will be extended to the insured's attained age 100.

CASH VALUE

A Contract's cash value fluctuates daily with the investment results of the investment divisions selected. Merrill Lynch Life does not guarantee any minimum cash value. The cash value on any date equals the total investment base plus debt plus unearned charges for cost of insurance and rider costs less any accrued net loan cost since the last contract anniversary (or since the contract date during the first contract year).

Cancelling the Contract. A contract owner may cancel the Contract at any time while the insured is living. The request must be in writing in a form satisfactory to Merrill Lynch Life. All rights to death benefits will end on the date the written request is sent to Merrill Lynch Life.

The contract owner will then receive the net cash surrender value. The contract owner may elect to receive this amount either in a single payment or under one or more income plans described on page 28. The net cash surrender value will be determined as of the date of receipt of the written request at the Service Center.

If the Contract is cancelled during the first 24 months after the issue date of the Contract, excess sales load, as described above, will be refunded except to the extent previously applied to keep the Contract in force. (See "Contract Loading -- Excess Sales Load" on page 17.)

LOANS

At any time after the "free look" period and prior to the insured's attained age 100, contract owners may use the Contract as collateral to borrow funds from Merrill Lynch Life. The minimum loan is $1,000. Preferred loans are available beginning on the later of the tenth contract anniversary or the insured's attained age 55. See "Net Loan Cost" on page 20. Contract owners may repay all or part of the loan at any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the debt, if less. Certain states won't permit establishing a minimum amount that can be borrowed or repaid. If any excess sales load was previously applied to keep the Contract in force, any loan repayment will first be applied to repay such excess sales load.

When a loan is taken, Merrill Lynch Life transfers a portion of the contract owner's investment base equal to the amount borrowed out of the investment divisions and holds it as collateral in its general account. When a loan repayment is made, Merrill Lynch Life transfers an amount equal to the repayment from the general account to the investment divisions. The contract owner may select from which divisions borrowed amounts should be taken and which divisions should receive repayments (including interest payments). Otherwise, Merrill Lynch Life will take the borrowed amounts proportionately from and make repayments proportionately to the contract owner's investment base as then allocated in the investment divisions.

If a contract owner has the CMA Insurance Service, loans may be transferred to and loan repayments transferred from his or her CMA account.

For a discussion of the tax consequences associated with a loan, see "Tax Considerations" on page 30.

Effect on Death Benefit and Cash Value. Whether or not a loan is repaid, taking a loan will have a permanent effect on a Contract's cash value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash value may be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash value will be lower, as may be the death benefit. In that case, the lower cash value may cause the Contract to lapse sooner than if no loan had been taken.

Loan Value. The total loan value of a Contract equals 90% of its cash value. Once available, the preferred loan value is calculated on each contract anniversary. The preferred loan value for the contract year is equal to 12% of the cash value less existing debt on the contract anniversary. This amount is available each contract year, and is applied (i) first, to convert any existing debt to preferred loan status; and (ii) then, is available for new loans. The sum of all outstanding loan amounts plus accrued interest is called debt. The maximum amount that can be borrowed at any time is the difference between the total loan value and the debt.


Interest. While a loan is outstanding, Merrill Lynch Life may charge interest at a maximum rate of 6% annually, subject to state regulation. Currently Merrill Lynch Life charges interest of 5.25% annually. Interest accrues each day and payments are due at the end of each contract year. If the interest isn't paid when due, it is added to the outstanding loan amount. Interest paid on a loan may not be tax deductible.



The amount held in Merrill Lynch Life's general account as collateral for a loan earns interest at a minimum of 4% annually. Currently the preferred loan collateral amount earns interest at an annual rate of 5.25%. The loan collateral amount in excess of the preferred loan collateral amount earns interest at an annual rate of 4.50%.


Merrill Lynch Life may change the interest rates currently charged on loans and the rates of interest earned on the loan collateral amounts. Any such changes will be effective on the contract anniversary following the date such rates are declared.


Net Loan Cost. Whether or not loan interest is paid when due, on the contract anniversary, Merrill Lynch Life reduces the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account). Since the interest charged on preferred loans is 5.25% and the preferred loan collateral amount earns interest at an annual rate of 5.25%, the current net loan cost on preferred loan amounts is zero. Since the interest charged on loans in excess of the preferred loan amount is 5.25%, and the loan collateral amount in excess of the preferred loan collateral amount earns interest at an annual rate of 4.50%, the current net loan cost on such loans is .75%. The net loan cost is taken into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.


Cancellation Due to Excess Debt. If on a processing date the debt exceeds the larger of (i) cash value plus certain excess sales load, and less charges due on that date, and (ii) the fixed base (if any), Merrill Lynch Life will cancel the Contract 61 days after a notice of intent to terminate the Contract is mailed to the contract owner unless Merrill Lynch Life has received at least the minimum repayment amount specified in the notice. During the first 24 months after the Contract is issued, Merrill Lynch Life will add excess sales load to the cash value as necessary to keep the Contract in force if debt exceeds the larger of the cash value less charges due and the fixed base. (See "Contract
Loading -- Excess Sales Load" on page 17.) Upon termination, Merrill Lynch Life will deduct any charges for cost of insurance and rider costs that may be applicable to the 61-day period and refund any unearned charges for cost of insurance, rider costs and any excess sales load not previously applied to keep the Contract in force. If the Contract lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" on page 30.)

PARTIAL WITHDRAWALS

Beginning in the second contract year and prior to the insured's attained age 100, and subject to state regulation, a contract owner may make partial withdrawals by submitting a request in a form satisfactory to Merrill Lynch Life. The effective date of the withdrawal is the date a withdrawal request is received at the Service Center. Contract owners may elect to receive the withdrawal amount either in a single payment or, subject to Merrill Lynch Life's rules, under one or more income plans.

Contract owners may make one partial withdrawal each contract year. The minimum amount for each partial withdrawal is $1,000. Following a partial withdrawal, the remaining cash value less debt must equal or exceed $5,000 and the remaining face amount must be at least $250,000. The amount of any partial withdrawal may not exceed the total loan value as of the effective date of the partial withdrawal less any debt. A partial withdrawal may not be repaid. A partial withdrawal will not be permitted if after the withdrawal the guarantee period would extend beyond the insured's attained age 100.

Effect on Investment Base, Fixed Base, Cash Value and Death Benefit. As of the effective date of the withdrawal, the investment base, fixed base, cash value and, if the contract owner has elected death benefit option 1, the face amount of the Contract will each be reduced by the amount of the partial withdrawal. Merrill Lynch Life allocates this reduction proportionately to the investment base in each of the contract owner's investment divisions unless notified otherwise. The variable insurance amount will also reflect the partial withdrawal as of the effective date.

Effect on Guarantee Period. As of the processing date on or next following the effective date of a partial withdrawal, Merrill Lynch Life calculates a new guarantee period. This is done by taking the immediate decrease in cash value resulting from the partial withdrawal and adding to that amount interest at an annual rate of 4.5% for the period from the date of the withdrawal to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is subtracted from the fixed base and the resulting new fixed base is used to calculate a new guarantee period. For a discussion of the effect of partial withdrawals on a Contract's guarantee period, see "Partial Withdrawals" in the Examples on page 46.

A partial withdrawal will not be permitted if after the withdrawal, the Contract would not qualify as life insurance under federal tax law. A partial withdrawal may cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the partial withdrawal until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax issues associated with a partial withdrawal, see "Tax Considerations" on page 30.

DEATH BENEFIT PROCEEDS

Merrill Lynch Life will pay the death benefit proceeds to the beneficiary upon receipt of all information needed to process the payment, including due proof of the death of the insured.

If the insured should die within two years from the Contract's issue date, within two years from the effective date of any requested change in the death benefit option requiring evidence of insurability, or within two years of an increase in the additional insurance rider face amount, due proof of the insured's death should be sent promptly to the Service Center since Merrill Lynch Life may pay only a limited benefit or contest the Contract. (See "Incontestability" and "Payment in Case of Suicide" on page 28.)

Death Benefit Proceeds. The death benefit payable depends on the death benefit option in effect on the date of death.

     - Under option 1, the death benefit is equal to the larger of the face amount or the variable insurance amount.

     - Under option 2, the death benefit is equal to the larger of the face amount plus the cash value or the variable insurance amount.

Contract owners who wish to have investment experience reflected in insurance coverage should choose option 2. Contract owners who wish to have insurance coverage that generally does not vary in amount should choose option 1.

The death benefit will never be less than the amount required to keep the Contract qualified as life insurance under federal income tax laws.

To determine the death benefit proceeds, Merrill Lynch Life will subtract from the death benefit any debt and add to the death benefit any rider benefits payable.

The values used in calculating the death benefit proceeds are as of the date of death. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately prior to the grace period reduced by any overdue charges. (See "When the Guarantee Period Does Not Extend to the Insured's Attained Age 100" on page 18.)

If the insured dies at or after the insured's attained age 100, we will instead pay the beneficiary the post-100 death benefit proceeds (see "Post-100 Death Benefit Proceeds" on page 23).

Variable Insurance Amount. Merrill Lynch Life determines the variable insurance amount daily by:

     - calculating the cash value (plus excess sales load during the first 24 months after the Contract is issued); and

     - multiplying it by the cash value corridor factor (explained below) for the insured at his or her attained age.

The variable insurance amount will never be less than required by federal tax law.

Cash Value Corridor Factor. The cash value corridor factor is used to determine the amount of death benefit purchased by $1.00 of cash value. It is based on the attained age of the insured on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash value will decrease over time. A table of cash value corridor factors as of each anniversary is included in the Contract.

               Table of Illustrative Cash Value Corridor Factors
                                on Anniversaries

ATTAINED AGE     FACTOR
-------------    -----
40 and under      250%
     45           215%
     55           150%
     65           120%
    75-90         105%
 95 and over      100%

Changing the Death Benefit Option. On each contract anniversary beginning with the first and provided that the insured has not attained age 86, the contract owner may change the death benefit option. The effective date of the change will be the contract anniversary next following approval of the change. Merrill Lynch Life will change the face amount in order to keep the death benefit constant on the effective date of the change. Therefore, if the change is from option 1 to option 2, the face amount of the Contract will be decreased by the cash value on the date of the change. A change in the death benefit option will not be permitted if it would result in a face amount of less than $250,000 or if the resulting guarantee period would extend beyond the insured's attained age 100. If the change is from option 2 to option 1, the face amount of the Contract will be increased by the cash value on the date of the change. For a discussion of the effect of a change in the death benefit option on a Contract, see "Changing the Death Benefit Option" in the Examples on page 47.

If the contract owner requests a change in the death benefit option from option 1 to option 2, evidence of insurability in a form satisfactory to Merrill Lynch Life that the insured is insurable may be required. In no event will a change be permitted if, after the change, the Contract would not qualify as life insurance under federal tax laws as interpreted by Merrill Lynch Life.

As of the effective date of a change in the death benefit option which results in a change in the face amount, Merrill Lynch Life calculates a new guarantee period using the new face amount (plus the additional insurance rider face amount) and the fixed base on that date.

A change in the death benefit option may cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the change until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax issues associated with a change in the death benefit option, see "Tax Considerations" on page 30.


Reducing the Face Amount. Beginning in contract year four and after two base premiums have been paid, and provided that the insured has not attained age 86, the contract owner may elect to reduce the face amount once each contract year. The effective date of the change will be the contract anniversary next following approval of the change. The minimum amount for each face amount reduction is $100,000. A reduction in face amount will not be permitted if it would result in a face amount of less than $250,000 or if the resulting guarantee period would extend beyond the insured's attained age 100.



Merrill Lynch Life will not effect a requested face amount reduction to the extent that, after the reduction, the Contract would not qualify as life insurance under federal tax laws as interpreted by Merrill Lynch Life.



As of the effective date of a reduction in face amount, Merrill Lynch Life calculates a new guarantee period using the new face amount (plus the additional insurance rider face amount) and the fixed base on that date.



A reduction in face amount may cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the reduction until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax issues associated with a
reduction in face amount, see "Tax Considerations" on page      .


Post-100 Death Benefit Proceeds. The death benefit proceeds at and after the insured's attained age 100 depend upon the death benefit option in effect on the date of death.

If option 1 is in effect, the post-100 death benefit is calculated based on the cash value and the adjusted face amount where:

     - the adjusted face amount equals the lesser of:

          (1) the face amount at the insured's attained age 100, and

          (2) the cash value as of the date of death plus the net amount at risk at the insured's attained age 100.

     - the net amount at risk at the insured's attained age 100 equals the face amount at the insured's attained age 100 less the cash value at that time.

     - the death benefit equals the greater of:

          (1) the cash value as of the date of death, and

          (2) the adjusted face amount.

If option 2 is in effect, the post-100 death benefit is equal to the face amount at the insured's attained age 100 plus the cash value as of the date of death.

To determine the post-100 death benefit proceeds under either option, Merrill Lynch Life will subtract from the death benefit any debt.

Benefits at the Insured's Attained Age 100. At the insured's attained age 100, the guarantee period, if any, ends. Cash value will continue to increase or decrease depending on the investment experience of the investment divisions to which the Contract's investment base is allocated. Upon the death of the insured, Merrill Lynch Life will pay the beneficiary the post-100 death benefit proceeds.

At and after the insured's attained age 100, cost of insurance charges will no longer be deducted. Loan repayments will be accepted. Net loan cost will continue to be deducted and loan interest charges will continue to accrue. Additional payments, partial withdrawals and additional loans will not be permitted. Any additional insurance rider coverage terminates.

The tax treatment of post-100 benefits is unclear. A contract owner should consult a tax advisor about the tax consequences associated with such benefits.

PAYMENT OF DEATH BENEFIT PROCEEDS

Merrill Lynch Life will generally pay the death benefit proceeds to the beneficiary within seven days after all the information needed to process the payment is received at its Service Center. Merrill Lynch Life will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described on page 28.

Payment may be delayed if the Contract is being contested or under the circumstances described in "Using the Contract" on page 26 and "Other Contract Provisions" on page 28. If a delay is necessary and death of the insured occurs prior to the end of the guarantee period, Merrill Lynch Life may delay payment of any excess of the death benefit over the face amount. After the guarantee period has expired, Merrill Lynch Life may delay payment of the entire death benefit.

ACCELERATED BENEFIT RIDER

Applicants residing in states that have approved the Accelerated Benefit Rider (the "ABR") may elect to add it to their Contract. The ABR may only be added to the Contract at the time the Contract is issued. The ABR permits the contract owner to receive, upon request and subject to approval by Merrill Lynch Life, accelerated payment of part of the Contract's death benefit, adjusted to reflect current value, if the insured develops a non-correctable illness or physical condition which with reasonable medical certainty is expected to result in his or her death within 12 months ("Terminal Illness"). There is no charge for including the ABR in a Contract. However, an administrative expense charge not to exceed $250 will be deducted from the accelerated benefit at the time it is paid.

The federal income tax consequences associated with adding the ABR to the Contract or receiving an accelerated benefit payment are uncertain. You should consult your personal tax advisor before adding the ABR or requesting an accelerated benefit payment under the ABR.

The accelerated benefit amount requested cannot exceed the lesser of 75% of the "eligible amount" or $250,000. If death benefit option 1 is in effect, the eligible amount is the face amount of the Contract. If death benefit option 2 is in effect, the eligible amount is the face amount plus the cash value of the Contract.

The amount of the accelerated benefit payment is the accelerated benefit amount requested, adjusted to reflect a 12-month discount rate, less partial repayment of any outstanding debt, and less the administrative expense charge. The minimum amount of the accelerated benefit payment must be at least $10,000.

The eligible amount and the accelerated benefit payment will be determined as of the date Merrill Lynch Life receives all requirements to pay benefits under the rider.

A contract owner may request only one accelerated benefit payment. The payment will be made in a lump sum. There are no restrictions on the owner's use of the proceeds.

In order for a contract owner to receive an accelerated benefit payment, as of the date Merrill Lynch Life receives all requirements to pay benefits under the rider, the Contract must have been in force for at least two years from its issue date or date of its last reinstatement. The owner must submit completed claim forms to Merrill Lynch Life, including certification by a treating physician that the insured has a Terminal Illness, as provided in the rider. Merrill Lynch Life may request additional medical information from the insured's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated benefit. Written consent for payment must be given by any co-owner, spouse and any irrevocable beneficiaries having an interest in the Contract. Merrill Lynch Life will not approve payment of an accelerated benefit if the Contract is assigned in whole or in part, or if the owner is required to elect it by any third party. The total of accelerated benefit payments under all Contracts issued by Merrill Lynch Life and its affiliates on the life of the insured may not exceed $250,000.

Upon payment of an accelerated benefit, Merrill Lynch Life will reduce the face amount of the Contract by the amount of the accelerated benefit payment. The cash value will be reduced and will equal the original cash value multiplied by the death benefit after payment of the accelerated benefit, divided by the death benefit before payment of the accelerated benefit. The investment base, fixed base and variable insurance amount will each be reduced as a result of the decrease in death benefit and cash value. The guarantee period will also be recalculated. The reduction in total investment base will be allocated among the investment divisions based on the percentages indicated by the owner. If such instructions are not provided, allocation will be made among the investment divisions in the same proportion as the investment base in each division bears to the total investment base, as of the date of payment. Any outstanding debt will be reduced by the amount of the loan repayment deducted from the accelerated benefit.

The ABR terminates on the earliest of the date an accelerated benefit payment is made; or the date that the Contract is surrendered, lapses or otherwise terminates, or the date Merrill Lynch Life receives the contract owner's request to terminate the ABR.

RIGHTS TO CANCEL OR CONVERT

"Free Look" Period. A contract owner may cancel his or her Contract during the "free look" period by returning it for a refund. Generally, the "free look" period ends the later of ten days after the Contract is received, 45 days after the contract owner completes the application or ten days after Merrill Lynch Life mails or personally delivers to the contract owner the Notice of Withdrawal Right. To cancel the Contract during the "free look" period, the contract owner must mail or deliver the Contract to Merrill Lynch Life's Service Center or to the registered representative who sold it. Merrill Lynch Life will refund the payment made without interest. If cancelled, Merrill Lynch Life may require the contract owner to wait six months before applying again.

Converting the Contract. A contract owner may convert the Contract for a contract with benefits that do not vary with the investment results of a separate account. Once a contract owner exercises this right, the investment base and additional payments may not be allocated to the Separate Account. A request to convert must be made in writing within 24 months after the issue date of the Contract while the insured is living. The conversion will not require evidence of insurability.

The conversion will be accomplished by adding an endorsement to the Contract and transferring, without charge, the investment base in the Separate Account to the guaranteed interest division ("GID"). Assets in the guaranteed interest division are held in Merrill Lynch Life's general account. The investment base at the time of conversion and any additional payments will remain in the guaranteed interest division and be credited with interest at a rate declared by Merrill Lynch Life. A declared interest rate for any amount allocated to the guaranteed interest division will be in effect for at least one year. After conversion, the Contract will not be subject to charges to the Separate Account. For a discussion of the tax consequences of converting the Contract, see "Tax Considerations" on page 30.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, contract owners will be sent a statement of the allocation of their investment base, death benefit, cash value, any debt and, if there has been a change, the face amount, the guarantee period and the additional insurance rider face amount. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by a contract owner's state.

Contract owners will receive confirmation of all financial transactions. Such confirmations will show the price per unit of each of the contract owner's investment divisions, the number of units a contract owner has in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division" on page 35.) The sum of the values in each investment division is a contract owner's investment base.

Contract owners will also be sent an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Series Fund and the Variable Series Funds, as required by the Investment Company Act of 1940.

CMA Account Reporting. Contract owners who have the CMA Insurance Service will have certain Contract information included as part of their regular monthly CMA account statement. It will list the investment base allocation, death benefit, cash value, debt and any CMA account activity affecting the Contract during the month.

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

Ownership. The contract owner is usually the insured, unless another owner has been named in the application. The contract owner has all rights and options described in the Contract.

The contract owner may want to name a contingent owner. If the contract owner dies before the insured, the contingent owner will own the contract owner's interest in the Contract and have the contract owner's rights. If the contract owner doesn't name a contingent owner, the contract owner's estate will own the contract owner's interest in the Contract upon the owner's death.

If there is more than one contract owner, Merrill Lynch Life will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

Changing the Owner. During the insured's lifetime, with the consent of any irrevocable beneficiary, the contract owner has the right to transfer ownership of the Contract. The new owner will have all rights and options described in the Contract. The change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center. Changing the owner may have tax consequences. (See "Tax Considerations" on page 30.)

Assigning the Contract as Collateral. Contract owners may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, the contract owner's rights and any beneficiary's rights are subject to the terms of the assignment. Contract owners must give satisfactory written notice at the Service Center in order to make or release an assignment. Merrill Lynch Life is not responsible for the validity of any assignment.

For a discussion of the tax issues associated with a collateral assignment, see "Tax Considerations" on page 30.

Naming Beneficiaries. Merrill Lynch Life will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died, Merrill Lynch Life will pay the contingent beneficiary. If no contingent beneficiary is living, Merrill Lynch Life will pay the estate of the insured.

A contract owner may name more than one person as primary or contingent beneficiaries. Merrill Lynch Life will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides otherwise.

A contract owner has the right to change beneficiaries during the insured's lifetime, unless the primary beneficiary designation has been made irrevocable. If the designation is irrevocable, the primary beneficiary must consent when certain rights and options are exercised under this Contract. If the beneficiary is changed, the change will take effect as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center.

How Merrill Lynch Life Makes Payments. Merrill Lynch Life generally pays death benefit proceeds, partial withdrawals, loans and net cash surrender value on cancellation from the Separate Account within seven days after the Service Center receives all the information needed to process the payment.

However, it may delay payment from the Separate Account if it isn't practical for Merrill Lynch Life to value or dispose of Trust units, Series Fund shares or Variable Series Funds shares because:

     - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

     - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or

     - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

     - the Securities and Exchange Commission by order so permits for the protection of contract owners.

SOME ADMINISTRATIVE PROCEDURES

Described below are certain administrative procedures. Merrill Lynch Life reserves the right to modify them or to eliminate them. For administrative and tax purposes, Merrill Lynch Life may from time to time require that specific forms be completed in order to accomplish certain transactions, including surrenders.

Personal Identification Number. Merrill Lynch Life will send each contract owner a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. This number must be given when the contract owner calls the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests. Each PIN will be accompanied by a notice reminding the contract owner that all of the investment base is in the division investing in the Money Reserve Portfolio, and will be reallocated to the investment divisions selected at the time of application. The notice sent to contract owners who did not choose to preallocate investment base will indicate that the allocation to the Money Reserve Portfolio may be changed by calling or writing to the Service Center. (See "Changing the Allocation" on page 16.)

Reallocating the Investment Base. Contract owners can reallocate their investment base either in writing in a form satisfactory to Merrill Lynch Life or by phone. If the reallocation is requested by phone, contract owners must give their personal identification number as well as their Contract number. Merrill Lynch Life will give a confirmation number over the phone and then follow up in writing.

Requesting a Loan. A loan may be requested in writing in a form satisfactory to Merrill Lynch Life or, if all required authorization forms are on file, by phone. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life the loan amount and from which divisions the loan should be transferred.

Upon request, Merrill Lynch Life will wire the funds to the contract owner's account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Requesting Partial Withdrawals. Beginning in the second contract year, partial withdrawals may be requested in writing in a form satisfactory to Merrill Lynch Life. A contract owner may request a partial withdrawal by phone if all required phone authorization forms are on file. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life how much to withdraw and from which investment divisions.

Upon request, Merrill Lynch Life will wire the funds to the contract owner's account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Telephone Requests. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. Merrill Lynch Life reserves the right to change or discontinue telephone transfer procedures.

OTHER CONTRACT PROVISIONS

In Case of Errors in the Application. If an age or sex given in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. Merrill Lynch Life will pay what the payments made would have bought for the guarantee period at the true age or sex.

Incontestability. Merrill Lynch Life will rely on statements made in the applications. Legally, they are considered representations, not warranties. Merrill Lynch Life can contest the validity of a Contract if any material misstatements are made in the initial application or any application for reinstatement. Merrill Lynch Life can also contest the validity of any change in face amount due to a change in death benefit option or any increase in the additional insurance rider face amount requested if any material misstatements are made in any application required for the change or increase.

Subject to state regulation, Merrill Lynch Life will not contest the validity of a Contract after it has been in effect during the lifetime of the insured for two years from the date of issue or the date of any reinstatement. A change in face amount due to a change in the death benefit option or any increase in the additional insurance rider face amount won't be contested after the change or increase has been in effect during the lifetime of the insured for two years from the date of the change.

Payment in Case of Suicide. Subject to state regulation, if the insured commits suicide within two years from the Contract's issue date or the date of any reinstatement, Merrill Lynch Life will pay only a limited death benefit and then terminate the Contract. The benefit will be equal to the amount of the payments made, reduced by any debt and partial withdrawals.

Subject to state regulation, if the insured commits suicide within two years of the effective date of a change in the death benefit option requiring evidence of insurability or of the effective date of an increase in the additional insurance rider face amount, any amount of death benefit which would not be payable except for the fact that the face amount was increased will be limited to the amount of cost of insurance deductions made for the increase.

Contract Changes -- Applicable Federal Tax Law. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to maintain this qualification to the maximum extent of the law, Merrill Lynch Life reserves the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable tax law as interpreted by Merrill Lynch Life. Further, Merrill Lynch Life reserves the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent it is necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and contract owners will be given advance written notice of such changes.

State Variations. Certain Contract features, including the "free look" right, are subject to state variation. The contract owner should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

INCOME PLANS

Merrill Lynch Life offers several income plans to provide for payment of the death benefit proceeds to the beneficiary. The contract owner may choose one or more income plans at any time during the lifetime of the insured. If no plan has been chosen when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to that beneficiary to one or more of the plans. The contract owner may also choose one or more income plans if the Contract is cancelled or a partial withdrawal is taken. Merrill Lynch Life's approval is needed for any plan where any income payment would be less than $100. Payments under these plans do not depend on the investment results of a separate account.

Income plans include:

     Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

     Interest Payment. Amounts can be left with Merrill Lynch Life to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

     Income for a Fixed Period. Payments are made in equal installments for a fixed number of years.

     Income for Life. Payments are made in equal monthly installments until death of a named person or end of a designated period, whichever is later. The designated period may be for 10 or 20 years.

     Income of a Fixed Amount. Payments are made in equal installments until proceeds applied under the option and interest on unpaid balance at not less than 3% per year are exhausted.

     Joint Life Income. Payments are made in monthly installments as long as at least one of two named persons is living. While both are living, full payments are made. If one dies, payments at two-thirds of the full amount are made. Payments end completely when both named persons die.

Once in effect, some of the plans may not provide any surrender rights.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, Merrill Lynch Life may reduce the sales load, cost of insurance rates and the minimum payment and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Merrill Lynch Life to sell Contracts to its employees on an individual basis. Costs for sales, administration and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. Merrill Lynch Life takes all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

Merrill Lynch Life makes any reductions according to rules in effect when an application for a Contract or additional payment is approved. It may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS FOR EMPLOYERS


In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.


Generally, the Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing Contracts; specifically, the addition of a unisex rider to such contracts may be required.


Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and contract benefits for contracts issued on the lives of their residents. Therefore, Contracts offered in this Prospectus to insure residents of these states will have unisex payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

SELLING THE CONTRACTS

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts issued by Merrill Lynch Life, as well as variable life insurance and variable annuity contracts issued by ML Life Insurance Company of New York, an affiliate of Merrill Lynch Life. MLPF&S also acts as principal underwriter of certain mutual funds managed by MLAM, the investment adviser for the Series Fund and the Variable Series Funds.

Contracts are sold by registered representatives of MLPF&S who are also licensed through various Merrill Lynch Life Agencies as insurance agents for Merrill Lynch Life. Merrill Lynch Life has entered into a distribution agreement with MLPF&S and companion sales agreements with the Merrill Lynch Life Agencies through which agreements the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agencies and/or MLPF&S.

The maximum commissions Merrill Lynch Life will pay to the applicable insurance agency to be used to pay commissions to registered representatives are as follows: 95% of the target premium under the Contract; plus 3% of payments thereafter. In addition, an amount equal to .11% of persisting investment base under a Contract may be paid on an annual basis. Commissions may be paid in the form of non-cash compensation.


The amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1995, December 31, 1994 and December 31, 1993 were $8,375,066, $8,456,418, and $2,513,335, respectively.


MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S registered representatives.

TAX CONSIDERATIONS

Definition of Life Insurance. In order to qualify as a life insurance contract for federal tax purposes, the Contract must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Contract offered in this Prospectus is not directly addressed by Section 7702. Nevertheless, Merrill Lynch Life believes that the Contract will meet the Section 7702 definition of a life insurance contract. This means that:

     - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

     - the contract owner should not be considered in constructive receipt of the cash value, including any increases, until actual cancellation of the Contract (see "Tax Treatment of Loans and Other Distributions" below).

In the absence of final regulations or other pertinent interpretations of
Section 7702, however, there is necessarily some uncertainty as to whether a substandard risk Contract will meet the statutory life insurance contract definition. There may also be some uncertainty with respect to a Contract with an additional insurance rider attached. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such Contract would not provide most of the tax advantages normally provided by a life insurance contracts.

Merrill Lynch Life thus reserves the right to make changes in the Contract if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. (See "Contract Changes -- Applicable Federal Tax Law" on page 28.)

Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Series Fund and the Variable Series Funds, intends to comply with these requirements. Although Merrill Lynch Life doesn't control the Series Fund or the Variable Series Funds, it intends to monitor the investments of the Series Fund and the Variable Series Funds to ensure compliance with the requirements prescribed by the Treasury Department.

In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the contract owner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the owner's gross income.


The ownership rights under the Contract offered in this Prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the owner of the Contract has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of the assets of the Separate Account. In addition, Merrill Lynch Life does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. Merrill Lynch Life therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered an owner of the assets of the Separate Account.


Tax Treatment of Loans and Other Distributions. Federal tax law establishes a class of life insurance contracts referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of payments that can be made into a contract each year in the first seven contract years in order to avoid modified endowment treatment. In effect, compliance with the 7-pay test requires that contracts be purchased with a higher face amount for a given initial payment than would otherwise be required, at a minimum, to meet the definition of life insurance. Contracts that do not satisfy the 7-pay test, including contracts which initially satisfied the 7-pay test but later failed the test, will be considered modified endowment contracts subject to the following distribution rules. Loans and partial withdrawals from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the contract owner. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as a distribution which may be subject to income tax, to the extent of the income in the contract. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these contracts will be included in gross income on an income-first basis to the extent of any income in the contract (the cash value less the contract owner's investment in the contract) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, capitalized interest, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

Contracts that comply with the 7-pay test will not be classified as modified endowment contracts. Loans from contracts that are not modified endowment contracts generally will be considered indebtedness of an owner and no part of a loan generally will constitute income to the owner. (The treatment of a preferred loan is unclear; such a loan may be considered a withdrawal instead of an indebtedness of the contract owner.) In addition, pre-death distributions from these contracts will generally not be included in gross income to the extent that the amount received does not exceed the owner's investment in the contract. An exception to this general rule may occur in the case of a decrease in the death benefit provided in respect of a contract (possibly resulting from a partial withdrawal) or any other change that reduces benefits under the contract in the first 15 years after the contract is issued and that results in a cash distribution to the contract owner in order for the contract to continue complying with the Section 7702 definitional limits. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the contract) under rules prescribed in Section 7702.


A lapse of a contract that is not a modified endowment contract with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the contract and may be taxable.


Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option or terminating additional benefits under a rider) may violate the 7-pay test or, at a minimum, reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit during the first seven contract years will require retroactive retesting and may well result in a failure of the 7-pay test regardless of any efforts by Merrill Lynch Life to provide a payment schedule that will not violate the 7-pay test.


Any contract received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts that is described in the Prospectus. A contract that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits during the first seven contract years (including, for example, by a decrease in the additional insurance rider face amount or a change in death benefit option) or if a material change is made in the contract at any time. (A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation, such as a change in death benefit option.) This could result from additional payments made after 7-pay test calculations done at the time of the contract exchange. Contract owners may choose not to exercise their right to make additional payments, in order to preserve their contract's current tax treatment.


If a contract becomes a modified endowment contract, distributions that occur during the contract year it becomes a modified endowment contract and any subsequent contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Special Treatment of Loans on the Contract. If there is any borrowing against the Contract, whether a modified endowment contract or not, the interest paid on loans may not be tax deductible.

Aggregation of Modified Endowment Contracts. In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a contract that is treated as a modified endowment contract under the rules described above, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if Merrill Lynch Life or any of its affiliates issues to the same contract owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all those contracts will be aggregated and attributed to that distribution.

Tax Treatment of Policy Split. The Contract may be issued upon exercise of rights provided by a policy split rider under certain joint and last survivor contracts issued by Merrill Lynch Life. (For more information about this rider and the conditions and rules relating to the exercise of any rights under the rider, the contract owner should call the Service Center.) A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the joint and last survivor contract at the time of the split. In addition, it is not clear whether the individual contracts that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the contracts would be classified as modified endowment contracts. (See "Tax Treatment of Loans and Other Distributions" on page 31.) Before the contract owner exercises rights provided by a policy split rider in order to obtain this Contract, it is important that he or she consult with a competent tax advisor regarding the possible consequences of a policy split.

Accelerated Benefit Rider. The federal income tax consequences associated with adding an Accelerated Benefit Rider to a Contract or receiving an accelerated benefit payment under such a rider are uncertain. You should consult your personal tax adviser about these tax consequences.

Other Tax Considerations. The transfer of the Contract or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the contract owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each contract owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. The contract owner should consult with a tax advisor for specific information in connection with these taxes.

The particular situation of each contract owner or beneficiary will determine how ownership or receipt of contract proceeds will be treated for purpose of federal or state tax, as well as state and local estate, inheritance, generation skipping and other taxes.


Other Transactions. Changing the contract owner or the face amount of the base policy or an additional insurance rider may have tax consequences. Exchanging this Contract for another involving the same insured should have no federal income consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new contract would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange for a new contract may, however, result in a loss of grandfathering status for statutory changes made after the old contract was issued. A tax advisor should be consulted before effecting an exchange.


In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Ownership of This Contract by Non-Natural Persons. The above discussion of the tax consequences arising from the purchase, ownership and transfer of the Contract has assumed that the owner of the Contract consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as contract loans. Further, organizations purchasing Contracts covering the life of an individual who is an officer or employee, or is financially interested in, the taxpayer's trade or business, should consult a tax advisor regarding possible tax consequences associated with a contract prior to the acquisition of this Contract and also before entering into any subsequent changes to or transactions under this Contract.


Merrill Lynch Life does not make any guarantee regarding the tax status of any Contract or any transaction regarding the Contract.

The above discussion is not intended as tax advice. For tax advice contract owners should consult a competent tax advisor. Although this tax discussion is based on Merrill Lynch Life's understanding of federal income tax laws as they are currently interpreted, it can't guarantee that those laws or interpretations will remain unchanged.

MERRILL LYNCH LIFE'S INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and results in a significantly higher corporate income tax liability for Merrill Lynch Life in early contract years. Merrill Lynch Life makes a charge to compensate Merrill Lynch Life for the anticipated higher corporate income taxes that result from the receipt of payments under a Contract. (See "Contract Loading" on page 17.)

Currently, Merrill Lynch Life makes no charges to the Separate Account for any federal, state or local taxes that it incurs that may be attributable to the Separate Account or to the Contracts. Merrill Lynch Life, however, reserves the right to make a charge for assessments of federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums.

REINSURANCE

Merrill Lynch Life intends to reinsure some of the risks assumed under the Contracts.

               MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS

ABOUT THE SEPARATE ACCOUNT

The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. This registration does not involve any supervision by the Securities and Exchange Commission of Merrill Lynch Life's management or the management of the Separate Account. The Separate Account is also governed by the laws of the State of Arkansas, Merrill Lynch Life's state of domicile.

Merrill Lynch Life owns all of the assets of the Separate Account. These assets are held separate and apart from all of Merrill Lynch Life's other assets. Merrill Lynch Life maintains records of all purchases and redemptions of Series Fund, Variable Series Funds and Zero Trust shares by each of the investment divisions.

CHANGES WITHIN THE ACCOUNT

Merrill Lynch Life may from time to time make additional investment divisions available to contract owners. These divisions will invest in investment portfolios Merrill Lynch Life finds suitable for the Contracts. Merrill Lynch Life also has the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in Merrill Lynch Life's judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations or in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. Merrill Lynch Life would get any required prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission before making such a substitution. It would also get any other required approvals before making such a substitution.

Subject to any required regulatory approvals, Merrill Lynch Life reserves the right to transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, Merrill Lynch Life reserves the right to:

     - deregister the Separate Account under the Investment Company Act of 1940;

     - operate the Separate Account as a management company under the Investment Company Act of 1940;

     - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and

     - combine the Separate Account with other separate accounts.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports furnished to the contract owner by Merrill Lynch Life). When payments or other amounts are allocated to an investment division, a number of units are purchased based on the value of a unit of the investment division as of the end of the valuation period during which the allocation is made. When amounts are transferred out of, or deducted from, an investment division, units are redeemed in a similar manner. A valuation period is each business day together with any non-business days before it. A business day for an investment division is any day the New York Stock Exchange is open or the SEC requires that the net asset value of an investment division be determined.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. Merrill Lynch Life determines the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the division for the valuation period and is net of the charges to the Separate Account described on page 17.

For divisions investing in the Series Fund or the Variable Series Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Series Fund or the Variable Series Funds.

For divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

THE SERIES FUND AND THE VARIABLE SERIES FUNDS

Buying and Redeeming Shares. The Series Fund and the Variable Series Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

Voting Rights. Merrill Lynch Life is the legal owner of all Series Fund and Variable Series Funds shares held in the Separate Account. As the owner, Merrill Lynch Life has the right to vote on any matter put to vote at the Series Fund's and the Variable Series Funds' shareholder meetings. However, Merrill Lynch Life will vote all Series Fund and Variable Series Funds shares attributable to Contracts according to instructions received from contract owners. Shares attributable to Contracts for which no voting instructions are received will be voted in the same proportion as shares in the respective investment divisions for which instructions are received. Shares not attributable to Contracts will also be voted in the same proportion as shares in the respective divisions for which instructions are received. If any federal securities laws or regulations, or their present interpretation, change to permit Merrill Lynch Life to vote Series Fund or Variable Series Funds shares in its own right, it may elect to do so.

Merrill Lynch Life determines the number of shares that contract owners have in an investment division by dividing their Contract's investment base in that division by the net asset value of one share of the portfolio. Fractional votes will be counted. Merrill Lynch Life will determine the number of shares for which a contract owner may give voting instructions 90 days or less before each Series Fund or Variable Series Funds meeting. Merrill Lynch Life will request voting instructions by mail at least 14 days before the meeting.

Under certain circumstances, Merrill Lynch Life may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

Merrill Lynch Life may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. Merrill Lynch Life would disapprove a proposed change only if it was:

     - contrary to state law;

     - prohibited by state regulatory authorities; or

     - decided by management that the change would result in overly speculative or unsound investments.

If Merrill Lynch Life disregards voting instructions, it will include a summary of its actions in the next semi-annual report.


Resolving Material Conflicts. Shares of the Series Fund are available for investment by Merrill Lynch Life, ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds are currently sold only to separate accounts of Merrill Lynch Life, ML Life Insurance Company of New York, and several insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under certain variable life insurance and variable annuity contracts. Shares of each Fund of Variable Series Funds may be made available to the separate accounts of additional insurance companies in the future.


It is possible that differences might arise between Merrill Lynch Life's Separate Account and one or more of the other separate accounts which invest in the Series Fund or the Variable Series Funds. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of difference in voting instructions from Merrill Lynch Life's contract owners and those of the other insurance companies, or for other reasons. Merrill Lynch Life will monitor events to determine how to respond to such conflicts. If a conflict occurs, Merrill Lynch Life may be required to eliminate one or more investment divisions of the Separate Account which invest in the Series Fund or the Variable Series Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, Merrill Lynch Life will take the action which it believes necessary to protect its contract owners, consistent with applicable legal requirements.


Administration Services Arrangement. MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), an affiliate of Merrill Lynch Life, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the Contracts and other variable life insurance and variable annuity contracts issued by Merrill Lynch Life. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by Merrill Lynch Life.

CHARGES TO SERIES FUND ASSETS

The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

     - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

     - .45% of the next $50 million of such assets;

     - .40% of the next $100 million of such assets;

     - .35% of the next $400 million of such assets; and

     - .30% of such assets over $800 million.

One or more of the insurance companies investing in the Series Fund has agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. These companies have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

Under its investment advisory agreement, MLAM has agreed that if any portfolio's aggregate ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the expense limitations for investment companies in effect under any state securities law or regulation, it will reduce its fee for that portfolio by the amount of the excess. If required, it will reimburse the Series Fund for the excess. This reimbursement agreement will remain in effect so long as the advisory agreement remains in effect and cannot be amended without Series Fund approval.

CHARGES TO VARIABLE SERIES FUNDS ASSETS


The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund, World Income Focus Fund and Global Utility Focus Fund. This fee equals an annual rate of .75%, .60%, 1.00%, and .75% of the average daily net assets of the International Equity Focus Fund, the International Bond Fund, the Developing Capital Markets Focus Fund and the Equity Growth Fund, respectively.


Under its investment advisory agreement, MLAM has agreed to reimburse the Variable Series Funds if and to the extent that in any fiscal year the operating expenses of any Fund exceeds the most restrictive expense limitations then in effect under any state securities laws or published regulations thereunder. Expenses for this purpose include MLAM's fee but exclude interest, taxes, brokerage commissions and extraordinary expenses, such as litigation. No fee payments will be made to MLAM with respect to any Fund during any fiscal year which would cause the expenses of such Fund to exceed the pro rata expense limitation applicable to such Fund at the time of such payment. This reimbursement agreement will remain in effect so long as the advisory agreement remains in effect and cannot be amended without Variable Series Funds approval.

MLAM and Merrill Lynch Life Agency, Inc. have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets, which is less than the expense limitations imposed by state securities laws or published regulations thereunder. These reimbursement agreements provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

THE ZERO TRUSTS


The 17 Zero Trusts:



                                      TARGETED RATE OF RETURN
                                         TO MATURITY AS OF
ZERO TRUST        MATURITY DATE           APRIL   , 1996
-----------    -------------------    -----------------------
   1997        February 15, 1997                   %
   1998        February 15, 1998                   %
   1999        February 15, 1999                   %
   2000        February 15, 2000                   %
   2001        February 15, 2001                   %
   2002        February 15, 2002                   %
   2003        August 15, 2003                     %
   2004        February 15, 2004                   %
   2005        February 15, 2005                   %
   2006        February 15, 2006                   %
   2007        February 15, 2007                   %
   2008        February 15. 2008                   %
   2009        February 15, 2009                   %
   2010        February 15, 2010                   %
   2011        February 15, 2011                   %
   2013        February 15, 2013                   %
   2014        February 15, 2014                   %


Targeted Rate of Return to Maturity

Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, it is possible to estimate a compound rate of growth to maturity for the Zero Trust units.

But because the units are held in the Separate Account, the asset charge and the trust charge (described in "Charges to the Separate Account" on page 17) must be taken into account in estimating a targeted rate of return for the Separate Account. The targeted rate of return to maturity for the Separate Account depends on the compound rate of growth adjusted for these charges. It does not, however, represent the actual return on a payment Merrill Lynch Life might receive under the Contract on that date, since it does not reflect the charges for contract loading deducted from payments to a Contract, charges for cost of insurance and rider costs and any net loan cost deducted from a Contract's investment base.

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity for the Zero Trust units and the targeted rate of return to maturity for the Separate Account will vary correspondingly.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, NET CASH SURRENDER VALUES AND ACCUMULATED PAYMENTS

The tables on pages 41 through 44 demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and show values based upon both current and maximum mortality charges.

          1. The illustration on page 41 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $9,576 through contract year 51, an initial face amount of $500,000, an initial guarantee period of 2.75 years and coverage under death benefit option 1. It assumes current mortality charges.

          2. The illustration on page 42 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $9,576 through contract year 51, an initial face amount of

     $500,000, an initial guarantee period of 2.75 years and coverage under death benefit option 1. It assumes maximum mortality charges.

          3. The illustration on page 43 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $31,268 through contract year 43, an initial face amount of $500,000, an initial guarantee period of 10.75 years and coverage under death benefit option 2. It assumes current mortality charges.

          4. The illustration on page 44 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $31,268 through contract year 43, an initial face amount of $500,000, an initial guarantee period of 10.75 years and coverage under death benefit option 2. It assumes maximum mortality charges.

The tables show how the death benefit, investment base and net cash surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, investment base and net cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and net cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.


The amounts shown in the tables also assume an additional charge of .490%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1995 expenses (including monthly advisory fees) for the Series Fund and the Variable Series Funds, and the current trust charge. This charge does not reflect expenses incurred by the Natural Resources Portfolio of the Series Fund and the Developing Capital Markets Focus Fund of the Variable Series Funds in 1995, which were reimbursed to the Series Fund and
Variable Series Funds, respectively, by MLAM. The reimbursements amounted to   %
and %, respectively, of the average daily net assets of these portfolios. (See "Charges to Series Fund Assets" on page 36.) The actual charge under a Contract for Series Fund and Variable Series Funds expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.


Taking into account the .90% asset charge in the Separate Account and the .490% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.39%, 4.56%, and 10.51%, respectively. The gross returns are before any deductions and should not be compared to rates which are after deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future, although they do reflect the charge for federal taxes included in the contract loading. (See "Contract Loading" on page 17.) In order to produce after tax returns of 0%, 6% and 12%, the Series Fund and the Variable Series Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

Merrill Lynch Life will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will show both current and guaranteed cost of insurance rates and will assume that the proposed insured is in a standard non-smoker underwriting class.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
               ANNUAL PAYMENTS OF $9,576 THROUGH CONTRACT YEAR 51
         FACE AMOUNT(1) : $500,000 INITIAL GUARANTEE PERIOD: 2.75 YEARS
                             DEATH BENEFIT OPTION 1
                       BASED ON CURRENT MORTALITY CHARGES

                                                                                                        END OF YEAR
                                                                              TOTAL                  DEATH BENEFIT(3)
                                                                            PAYMENTS            ASSUMING HYPOTHETICAL GROSS
                                                                            MADE PLUS            ANNUAL RATE OF RETURN OF
                                                                        INTEREST AT 5% AS    ---------------------------------
                   CONTRACT YEAR                      PAYMENTS(2)(6)     OF END OF YEAR        0%          6%          12%
---------------------------------------------------   --------------    -----------------    -------    --------    ----------
 1.................................................        9,576               10,055        500,000     500,000       500,000
 2.................................................        9,576               20,612        500,000     500,000       500,000
 3.................................................        9,576               31,697        500,000     500,000       500,000
 4.................................................        9,576               43,337        500,000     500,000       500,000
 5.................................................        9,576               55,559        500,000     500,000       500,000
 6.................................................        9,576               68,392        500,000     500,000       500,000
 7.................................................        9,576               81,866        500,000     500,000       500,000
 8.................................................        9,576               96,014        500,000     500,000       500,000
 9.................................................        9,576              110,870        500,000     500,000       500,000
10.................................................        9,576              126,468        500,000     500,000       500,000
15.................................................        9,576              216,968        500,000     500,000       500,000
20.................................................        9,576              332,471        500,000     500,000       513,858
30.................................................        9,576              668,029        500,000     500,000     1,192,170
55.................................................            0            2,698,733        500,000   1,056,895    12,725,836

                                                              END OF YEAR
                                                          INVESTMENT BASE AND
                                                          NET CASH SURRENDER                         END OF YEAR
                                                               VALUE(3)(4)                        CASH VALUE(3)(5)
                                                      ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                                                        ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
                                                  ------------------------------------    ----------------------------------
                 CONTRACT YEAR                      0%           6%            12%          0%          6%           12%
-----------------------------------------------   -------     ---------     ----------    -------    ---------    ----------
 1.............................................     4,058         4,318          4,579      4,058        4,318         4,579
 2.............................................     8,295         9,089          9,915      8,295        9,089         9,915
 3.............................................    16,065        17,893         19,850     16,065       17,893        19,850
 4.............................................    23,596        26,965         30,697     23,596       26,965        30,697
 5.............................................    30,928        36,358         42,595     30,928       36,358        42,595
 6.............................................    38,076        46,105         55,674     38,076       46,105        55,674
 7.............................................    45,053        56,230         70,076     45,053       56,230        70,076
 8.............................................    51,901        66,797         85,989     51,901       66,797        85,989
 9.............................................    58,595        77,803        103,555     58,595       77,803       103,555
10.............................................    65,083        89,217        122,906     65,083       89,217       122,906
15.............................................    92,626       151,460        252,913     92,626      151,460       252,913
20.............................................   111,407       224,539        421,195    111,407      224,539       421,195
30.............................................   107,396       380,989      1,114,177    107,396      380,989     1,114,177
55.............................................         0     1,056,895     12,725,836          0    1,058,895    12,725,836

(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered or lapses within 24 months after issue, the contract owner will also receive any excess sales load previously deducted, except to the extent it is applied to keep the Contract in force.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and current mortality charges, the guarantee period extends until the insured's attained age 100 in contract years 26 and 16, respectively. Once the guarantee extends until the insured's attained age 100, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after the guarantee period extends until the insured's attained age 100.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

                     STANDARD NON-SMOKER UNDERWRITING CLASS
               ANNUAL PAYMENTS OF $9,576 THROUGH CONTRACT YEAR 51
         FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 2.75 YEARS
                             DEATH BENEFIT OPTION 1
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                                                              END OF YEAR
                                                       TOTAL                               DEATH BENEFIT(3)
                                                     PAYMENTS                         ASSUMING HYPOTHETICAL GROSS
                                                     MADE PLUS                         ANNUAL RATE OF RETURN OF
                                                 INTEREST AT 5% AS                -----------------------------------
       CONTRACT YEAR           PAYMENTS(2)(6)     OF END OF YEAR             0%                   6%                   12%
----------------------------   --------------    -----------------         -------              -------         -----------------
 1..........................        9,576               10,055                  500,000              500,000              500,000
 2..........................        9,576               20,612                  500,000              500,000              500,000
 3..........................        9,576               31,697                  500,000              500,000              500,000
 4..........................        9,576               43,337                  500,000              500,000              500,000
 5..........................        9,576               55,559                  500,000              500,000              500,000
 6..........................        9,576               68,392                  500,000              500,000              500,000
 7..........................        9,576               81,866                  500,000              500,000              500,000
 8..........................        9,576               96,014                  500,000              500,000              500,000
 9..........................        9,576              110,870                  500,000              500,000              500,000
10..........................        9,576              126,468                  500,000              500,000              500,000
15..........................        9,576              216,968                  500,000              500,000              500,000
20..........................        9,576              332,471                  500,000              500,000              500,000
30..........................        9,576              668,029                  500,000              500,000            1,011,994
55..........................            0            2,698,733                  500,000              655,244           10,174,061

                                                                  END OF YEAR
                                                              INVESTMENT BASE AND
                                                               NET CASH SURRENDER                     END OF YEAR
                                                                  VALUE(3)(4)                      CASH VALUE(3)(5)
                                                          ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                                                           ANNUAL RATE OF RETURN OF            ANNUAL RATE OF RETURN OF
                                                       ---------------------------------    -------------------------------
                   CONTRACT YEAR                         0%         6%           12%          0%        6%          12%
----------------------------------------------------   ------     -------     ----------    ------    -------    ----------
 1..................................................    3,095       3,320          3,545     3,095      3,320         3,545
 2..................................................    6,491       7,159          7,856     6,491      7,159         7,856
 3..................................................   13,512      15,072         16,745    13,512     15,072        16,745
 4..................................................   20,314      23,226         26,451    20,314     23,226        26,451
 5..................................................   26,887      31,619         37,048    26,887     31,619        37,048
 6..................................................   33,227      40,260         48,634    33,227     40,260        48,634
 7..................................................   39,309      49,135         61,294    39,309     49,135        61,294
 8..................................................   45,109      58,232         75,126    45,109     58,232        75,126
 9..................................................   50,609      67,546         90,251    50,609     67,546        90,251
10..................................................   55,777      77,059        106,792    55,777     77,059       106,792
15..................................................   75,880     127,447        217,122    75,880    127,447       217,122
20..................................................   83,043     181,665        365,298    83,043    181,665       365,298
30..................................................   10,452     292,523        945,789    10,452    292,523       945,789
55..................................................        0     655,244     10,174,061         0    655,244    10,174,061

(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered or lapses within 24 months after issue, the contract owner will also receive any excess sales load previously deducted, except to the extent it is applied to keep the Contract in force.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and maximum mortality charges, the guarantee period extends until the insured's attained age 100 in contract years 42 and 17, respectively. Once the guarantee period extends until the insured's attained age 100, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after the guarantee period extends until the insured's attained age 100.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
              ANNUAL PAYMENTS OF $31,268 THROUGH CONTRACT YEAR 43
         FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 10.75 YEARS
                             DEATH BENEFIT OPTION 2
                       BASED ON CURRENT MORTALITY CHARGES

                                                                                              END OF YEAR
                                                       TOTAL                               DEATH BENEFIT(3)
                                                     PAYMENTS                         ASSUMING HYPOTHETICAL GROSS
                                                     MADE PLUS                         ANNUAL RATE OF RETURN OF
                                                 INTEREST AT 5% AS    -----------------------------------------------------------
       CONTRACT YEAR           PAYMENTS(2)(6)     OF END OF YEAR             0%                   6%                   12%
----------------------------   --------------    -----------------    -----------------    -----------------    -----------------
1...........................       31,268               32,831                  520,588              521,846              523,104
2...........................       31,268               67,304                  548,686              552,959              557,383
3...........................       31,268              103,501                  576,178              585,269              595,035
4...........................       31,268              141,507                  603,132              618,890              636,476
5...........................       31,268              181,414                  629,591              653,919              682,144
6...........................       31,268              223,316                  655,573              690,432              732,495
7...........................       31,268              267,313                  681,089              728,503              788,026
8...........................       31,268              313,510                  706,191              768,248              849,329
9...........................       31,268              362,017                  730,853              809,710              916,978
10..........................       31,268              412,949                  755,015              852,901              991,571
15..........................       31,268              708,453                  866,142            1,094,993            1,494,129
20..........................       31,268            1,085,600                  960,161            1,386,467            2,200,542
30..........................       31,268            2,181,276                1,078,464            2,142,389            4,958,118
55..........................            0            8,430,939                  500,000            3,722,486           50,467,089

                                                               END OF YEAR
                                                           INVESTMENT BASE AND
                                                            NET CASH SURRENDER                       END OF YEAR
                                                               VALUE(3)(4)                         CASH VALUE(3)(5)
                                                       ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
                                                         ANNUAL RATE OF RETURN OF              ANNUAL RATE OF RETURN OF
                                                    ----------------------------------    ----------------------------------
                  CONTRACT YEAR                       0%          6%           12%          0%          6%           12%
-------------------------------------------------   -------    ---------    ----------    -------    ---------    ----------
1................................................    20,588       21,846        23,104     20,588       21,846        23,104
2................................................    48,686       52,959        57,383     48,686       52,959        57,383
3................................................    76,178       85,269        95,035     76,178       85,269        95,035
4................................................   103,132      118,890       136,476    103,132      118,890       136,476
5................................................   129,591      153,919       182,144    129,591      153,919       182,144
6................................................   155,573      190,432       232,495    155,573      190,432       232,495
7................................................   181,089      228,503       288,026    181,089      228,503       288,026
8................................................   206,191      268,248       349,329    206,191      268,248       349,329
9................................................   230,853      309,710       416,978    230,853      309,710       416,978
10...............................................   255,015      352,901       491,571    255,015      352,901       491,571
15...............................................   366,142      594,993       994,129    366,142      594,993       994,129
20...............................................   460,161      886,467     1,700,542    460,161      886,467     1,700,542
30...............................................   578,464    1,642,389     4,458,118    578,464    1,642,389     4,458,118
55...............................................         0    3,222,486    49,967,089          0    3,222,486    49,967,089

(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered or lapses within 24 months after issue, the contract owner will also receive any excess sales load previously deducted, except to the extent it is applied to keep the Contract in force.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and current mortality charges, the guarantee period extends until the insured's attained age 100 in contract years 34 and 17, respectively. Once the guarantee period extends until the insured's attained age 100, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after the guarantee period extends until the insured's attained age 100.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45

                     STANDARD NON-SMOKER UNDERWRITING CLASS
              ANNUAL PAYMENTS OF $31,268 THROUGH CONTRACT YEAR 43
         FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 10.75 YEARS
                             DEATH BENEFIT OPTION 2
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                               TOTAL
                                                             PAYMENTS                  END OF YEAR
                                                             MADE PLUS               DEATH BENEFIT(3)
                                                             INTEREST          ASSUMING HYPOTHETICAL GROSS
                                                             AT 5% AS            ANNUAL RATE OF RETURN OF
                                                             OF END OF     ------------------------------------
                CONTRACT YEAR                     PAYMENTS(2)(6)   YEAR      0%           6%            12%
----------------------------------------------    ------     ---------     -------     ---------     ----------
 1............................................    31,268        32,831     519,618       520,839        522,061
 2............................................    31,268        67,304     546,864       551,010        555,302
 3............................................    31,268       103,501     573,589       582,408        591,884
 4............................................    31,268       141,507     599,789       615,079        632,146
 5............................................    31,268       181,414     625,453       649,061        676,454
 6............................................    31,268       223,316     650,577       684,404        725,224
 7............................................    31,268       267,313     675,135       721,134        778,888
 8............................................    31,268       313,510     699,099       759,278        837,922
 9............................................    31,268       362,017     722,449       798,869        902,860
10............................................    31,268       412,949     745,148       839,928        974,275
15............................................    31,268       708,453     847,969     1,068,360      1,453,554
20............................................    31,268     1,085,600     929,120     1,336,980      2,115,115
30............................................    31,268     2,181,276     982,785     1,977,390      4,613,641
55............................................         0     8,430,939     500,000       556,937     41,894,646

                                                             END OF YEAR
                                                         INVESTMENT BASE AND
                                                         NET CASH SURRENDER                           END OF YEAR
                                                             VALUE(3)(4)                          CASH VALUE(3)(5)
                                                     ASSUMING HYPOTHETICAL GROSS              ASSUMING HYPOTHETICAL GROSS
                                                       ANNUAL RATE OF RETURN OF                 ANNUAL RATE OF RETURN OF
                                                 ------------------------------------     ------------------------------------
                CONTRACT YEAR                      0%           6%            12%           0%           6%            12%
----------------------------------------------   -------     ---------     ----------     -------     ---------     ----------
 1............................................    19,618        20,839         22,061      19,618        20,839         22,061
 2............................................    46,864        51,010         55,302      46,864        51,010         55,302
 3............................................    73,589        82,408         91,884      73,589        82,408         91,884
 4............................................    99,789       115,079        132,146      99,789       115,079        132,146
 5............................................   125,453       149,061        176,454     125,453       149,061        176,454
 6............................................   150,577       184,404        225,224     150,577       184,404        225,224
 7............................................   175,135       221,134        278,888     175,135       221,134        278,888
 8............................................   199,099       259,278        337,922     199,099       259,278        337,922
 9............................................   222,449       298,869        402,860     222,449       298,869        402,860
10............................................   245,148       339,928        474,275     245,148       339,928        474,275
15............................................   347,969       568,360        953,554     347,969       568,360        953,554
20............................................   429,120       836,980      1,615,115     429,120       836,980      1,615,115
30............................................   482,785     1,477,390      4,113,641     482,785     1,477,390      4,113,641
55............................................         0        56,937     41,394,646           0        56,937     41,394,646

(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered or lapses within 24 months after issue, the contract owner will also receive any excess sales load previously deducted, except to the extent it is applied to keep the Contract in force.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and maximum mortality charges, the guarantee period extends until the insured's attained age 100 in contract years 42 and 17, respectively. Once the guarantee period extends until the insured's attained age 100, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after the guarantee period extends until the insured's attained age 100.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    EXAMPLES

ADDITIONAL PAYMENTS

As of the processing date on or next following receipt and acceptance of an additional payment, Merrill Lynch Life will increase the guarantee period if the guarantee period prior to receipt and acceptance of an additional payment does not extend to the insured's attained age 100.

Merrill Lynch Life will determine the increase in the guarantee period by taking the immediate increase in the cash value resulting from the additional payment and adding to that interest at the annual rate of 4.5% for the period from the date Merrill Lynch Life receives and accepts the payment to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is added to the fixed base and the resulting new fixed base is used to calculate a new guarantee period.

The amount of the increase in the guarantee period will depend on the amount of the additional payment and the contract year in which it is received and accepted. If additional payments of different amounts were made at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a larger increase in the guarantee period.


Example 1 shows the effect on the guarantee period of a $9,576 additional payment received and accepted at the beginning of contract year five. Example 2 shows the effect of a $19,152 additional payment received and accepted at the beginning of contract year five. Example 3 shows the effect of a $9,576 additional payment received and accepted at the beginning of contract year six. All three examples assume that death benefit option 1 has been elected, that annual payments of $9,576 have been made up to the contract year reflected in the example and that no other contract transactions have been made.


                               MALE ISSUE AGE 45
                 INITIAL PAYMENT PLUS ANNUAL PAYMENTS OF $9,576
                             FACE AMOUNT: $500,000
                      INITIAL GUARANTEE PERIOD: 2.75 YEARS
                            DEATH BENEFIT OPTION: 1
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                EXAMPLE 1
                               -------------------------------------------
                               CONTRACT    ADDITIONAL       INCREASE IN
                                 YEAR        PAYMENT     GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                   5         $9,576         2.75 years

                                                EXAMPLE 2
                               -------------------------------------------
                               CONTRACT    ADDITIONAL       INCREASE IN
                                 YEAR        PAYMENT     GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                   5         $19,152        5.25 years

                                                EXAMPLE 3
                               -------------------------------------------
                               CONTRACT    ADDITIONAL       INCREASE IN
                                 YEAR        PAYMENT     GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                   6         $9,576         2.25 years

PARTIAL WITHDRAWALS

As of the processing date on or next following the effective date of a partial withdrawal, Merrill Lynch Life calculates a new guarantee period. This is done by taking the immediate decrease in cash value resulting from the partial withdrawal and adding to that amount interest at an annual rate of 4.5% for the period from the date of the withdrawal to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is subtracted from the fixed base and the resulting new fixed base is used to calculate a new guarantee period.

The amount of the reduction in the guarantee period will depend on the amount of the withdrawal, the face amount at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the guarantee period than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same guarantee periods but with different face amounts would result in a greater reduction in the guarantee period for the Contract with the smaller face amount.


Examples 1 and 2 show the effect on the guarantee period of partial withdrawals for $5,000 and $10,000 taken at the beginning of contract year fifteen. Example 3 shows the effect on the guarantee period of a $10,000 partial withdrawal taken at the beginning of contract year twenty. All three examples assume that death benefit option 1 has been elected, that annual payments of $9,576 have been made up to the contract year reflected in the example and that no other contract transactions have been made.


                               MALE ISSUE AGE 45
                 INITIAL PAYMENT PLUS ANNUAL PAYMENTS OF $9,576
                             FACE AMOUNT: $500,000
                      INITIAL GUARANTEE PERIOD: 2.75 YEARS
                            DEATH BENEFIT OPTION: 1
                       BASED ON MAXIMUM MORTALITY CHARGES

                                                EXAMPLE 1
                               -------------------------------------------
                               CONTRACT      PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                  15         $5,000          .5 years

                                                EXAMPLE 2
                               -------------------------------------------
                               CONTRACT      PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                  15         $10,000          1 year

                                                EXAMPLE 3
                               -------------------------------------------
                               CONTRACT      PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               ---------   -----------   -----------------
                                  20         $10,000         .5 years

CHANGING THE DEATH BENEFIT OPTION

On each contract anniversary beginning with the first, the contract owner may change the death benefit option by switching from option 1 to option 2 or from option 2 to option 1. Merrill Lynch Life will change the face amount of the Contract in order to keep the death benefit constant on the effective date of the change. Therefore, if the change is from option 1 to option 2, the face amount of the Contract will be decreased by the cash value on the date of the change. If the change is from option 2 to option 1, the face amount of the Contract will be increased by the cash value on the date of the change.

Example 1 shows the effect on the face amount of a change from option 1 to option 2 and Example 2 shows the effect on the face amount of a change from option 2 to option 1. The face amount before each change is $500,000.

                                   EXAMPLE 1
          ------------------------------------------------------------
                              Before Option Change
                     Death Benefit under Option 1: $500,000
                             Face Amount: $500,000
                              Cash Value: $40,000

                              After Option Change
                     Death Benefit under Option 2: $500,000
                             Face Amount: $460,000
                              Cash Value: $40,000

                                   EXAMPLE 2
          ------------------------------------------------------------
                              Before Option Change
                     Death Benefit under Option 2: $540,000
                             Face Amount: $500,000
                              Cash Value: $40,000

                              After Option Change
                     Death Benefit under Option 1: $540,000
                             Face Amount: $540,000
                              Cash Value: $40,000

                MORE ABOUT MERRLLL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

Merrill Lynch Life's directors and executive officers and their positions with the Company are as follows:


             NAME                   POSITION(S) WITH THE COMPANY
------------------------------  -------------------------------------
Anthony J. Vespa                Chairman of the Board, President, and
                                Chief Executive Officer
Joseph E. Crowne, Jr.           Director, Senior Vice President,
                                Chief Financial Officer, Chief
                                Actuary, and Treasurer
Barry G. Skolnick               Director, Senior Vice President,
                                General Counsel, and Secretary
David M. Dunford                Director, Senior Vice President,
                                and Chief Investment Officer
Gail R. Farkas                  Director and Senior Vice President
John C.R. Hele                  Director and Senior Vice President
Robert J. Boucher               Senior Vice President, Variable Life
                                Administration


Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of the Company's indirect parent, Merrill Lynch & Co., Inc. The principal positions of the Company's directors and executive officers for the past five years are listed below:

Mr. Vespa joined Merrill Lynch Life in January 1994. Since February 1994, he has held the position of Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. From February 1991 to February 1994, he held the position of District Director and First Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. From September 1988 to February 1991, he held the position of Senior Resident Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Mr. Crowne joined Merrill Lynch Life in June 1991. From January 1989 to May 1991, he was a Principal with Coopers & Lybrand.

Mr. Skolnick joined Merrill Lynch Life in November 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in July 1984. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Prior to May 1992, he held the position of Senior Counsel of Merrill Lynch & Co., Inc.

Mr. Dunford joined Merrill Lynch Life in July 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in September 1989. Prior to September 1989, he held the position of President of Travelers Investment Management Co.


Ms. Farkas joined Merrill Lynch Life in August 1995. She joined Merrill Lynch & Co., Inc. in 1978. Since August 1995 she has held the position of Director of Marketing of Merrill Lynch Insurance Group, Inc. From February 1988 to August 1995 she held the position of First Vice President and Director of [Merrill Lynch].


Mr. Hele joined Merrill Lynch Life in December 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in August 1988.


Mr. Boucher joined Merrill Lynch Life in May 1992. Prior to May 1992, he held the position of Vice President of Monarch Financial Services, Inc. (formerly Monarch Resources, Inc.).


No shares of Merrill Lynch Life are owned by any of its officers or directors, as it is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. The officers and directors of Merrill Lynch Life, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT


Merrill Lynch Life and its parent, Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to Merrill Lynch Life including services related to the Separate Account and the Contracts. Expenses incurred by MLIG in relation to this service agreement are reimbursed by Merrill Lynch Life on an allocated cost basis. Charges billed to Merrill Lynch Life by MLIG pursuant to the agreement were $43 million for the year ended December 31, 1995.


STATE REGULATION

Merrill Lynch Life is subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering Merrill Lynch Life's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Merrill Lynch Life's books and accounts are subject to review by the Insurance Department at all times. A full examination of Merrill Lynch Life's operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. Merrill Lynch Life is also subject to the insurance laws and regulations of all jurisdictions in which it is licensed to do business.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Merrill Lynch Life and Merrill Lynch, Pierce, Fenner & Smith Incorporated are engaged in various kinds of routine litigation that, in the Company's judgment, is not material to Merrill Lynch Life's total assets or to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

EXPERTS


The financial statements of Merrill Lynch Life as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and of the Separate Account as of December 31, 1995 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP's principal business address is Two World Financial Center, New York, New York 10281-1433.


Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, F.S.A., Chief Actuary and Chief Financial Officer of Merrill Lynch Life, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, Merrill Lynch Life's Senior Vice President and General Counsel. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to federal securities and tax laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the

Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

The financial statements of Merrill Lynch Life, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Merrill Lynch Life to meet its obligations under the Contracts.

PROSPECTUS

May 1, 1996

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

                           FLEXIBLE PREMIUM VARIABLE
                       UNIVERSAL LIFE INSURANCE CONTRACT
                                   ISSUED BY
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                    HOME OFFICE: LITTLE ROCK, ARKANSAS 72201
                         SERVICE CENTER: P.O. BOX 9025
                     SPRINGFIELD, MASSACHUSETTS 01102-9025
                         1414 MAIN STREET, THIRD FLOOR
                     SPRINGFIELD, MASSACHUSETTS 01104-1007
                             PHONE: (800) 354-5333
                                OFFERED THROUGH
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

This Prospectus is for a flexible premium variable universal life insurance contract (the "Contract") offered by Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), a subsidiary of Merrill Lynch & Co., Inc.


During the "free look" period, the initial payment less contract loading will be invested only in the division investing in the Money Reserve Portfolio. After the "free look" period, the contract owner may invest in up to any five of the 34 investment divisions of Merrill Lynch Variable Life Separate Account (the "Separate Account"), the Merrill Lynch Life separate investment account available under the Contract. The investments available through the investment divisions include 10 mutual fund portfolios of the Merrill Lynch Series Fund, Inc., seven mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc., and 17 unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities. Currently, the contract owner may change his or her investment allocation as many times as desired.


The Contract provides an estate benefit through life insurance coverage on the life of the insured. The Contract offers two death benefit options. At the election of the contract owner, the death benefit may include the Contract's cash value. Contract owners may purchase additional insurance through an additional insurance rider, the amount of which may be increased or decreased subject to certain conditions. Merrill Lynch Life guarantees that the coverage will remain in force for the guarantee period. Each payment will extend the guarantee period until such time as the guarantee period is established for the whole of life of the insured. During this guarantee period, Merrill Lynch Life will terminate the Contract only if the debt exceeds certain contract values. After the guarantee period, the Contract will remain in force as long as there is not excessive debt and as long as the cash value is sufficient to cover the charges due. While the Contract is in force, the death benefit may vary to reflect the investment results of the investment divisions chosen, but will generally never be less than the current face amount.

The Contract allows for additional payments. Contract owners may also borrow up to the loan value of the Contract, make partial withdrawals or turn in the Contract for its net cash surrender value. The net cash surrender value will vary with the investment results of the investment divisions chosen. Merrill Lynch Life does not guarantee any minimum net cash surrender value.

It may not be advantageous to replace existing insurance with the Contract. Within certain limits the Contract may be converted to a contract with benefits that do not vary with the investment results of a separate account.

THE PURCHASE OF THIS CONTRACT INVOLVES CERTAIN RISKS. BECAUSE IT IS A VARIABLE LIFE INSURANCE CONTRACT, THE VALUE OF THE CONTRACT REFLECTS THE INVESTMENT PERFORMANCE OF THE SELECTED INVESTMENT OPTIONS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, CONTRACT OWNERS COULD LOSE ALL OR PART OF THE MONEY THEY HAVE INVESTED. MERRILL LYNCH LIFE DOES NOT GUARANTEE THE VALUE OF THE CONTRACT. RATHER, CONTRACT OWNERS BEAR ALL INVESTMENT RISKS.

LIFE INSURANCE IS INTENDED TO BE A LONG-TERM INVESTMENT. CONTRACT OWNERS SHOULD EVALUATE THEIR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.

PARTIAL WITHDRAWALS AND SURRENDER OF THE CONTRACT ARE SUBJECT TO TAX, AND BEFORE THE CONTRACT OWNER ATTAINS AGE 59 1/2 MAY ALSO BE SUBJECT TO A 10% FEDERAL PENALTY TAX. LOANS MAY BE TAXABLE IF THE CONTRACT BECOME A "MODIFIED ENDOWMENT CONTRACT."

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT MUST BE ACCOMPANIED BY CURRENT PROSPECTUSES FOR THE MERRILL LYNCH SERIES FUND, INC., THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC. AND THE MERRILL LYNCH FUND OF STRIPPED ("ZERO") U.S. TREASURY SECURITIES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                       ------
IMPORTANT TERMS........................................................................      4
SUMMARY OF THE CONTRACT
  Purpose of the Contract..............................................................      5
  Availability and Payments............................................................      5
  CMA(R) Insurance Service.............................................................      6
  The Investment Divisions.............................................................      6
  How the Death Benefit Varies.........................................................      6
  How the Investment Base Varies.......................................................      6
  Net Cash Surrender Value.............................................................      6
  Illustrations........................................................................      7
  Replacement of Existing Coverage.....................................................      7
  Rights to Cancel ("Free Look" Period) or Convert.....................................      7
  How Death Benefit and Cash Value Increases are Taxed.................................      7
  Loans................................................................................      7
  Partial Withdrawals..................................................................      8
  Fees and Charges.....................................................................      8
FACTS ABOUT THE SEPARATE ACCOUNT, THE SERIES FUND, THE VARIABLE
  SERIES FUNDS, THE ZERO TRUSTS AND MERRILL LYNCH LIFE
  The Separate Account.................................................................      9
  The Series Fund......................................................................      9
  The Variable Series Funds............................................................     10
  Certain Risks of the Series Fund and Variable Series Funds...........................     11
  The Zero Trusts......................................................................     11
  Merrill Lynch Life and MLPF&S........................................................     12
FACTS ABOUT THE CONTRACT
  Who May be Covered...................................................................     12
  Purchasing a Contract................................................................     12
  Additional Insurance Rider...........................................................     13
  Additional Payments..................................................................     14
  Effect of Additional Payments........................................................     14
  Investment Base......................................................................     15
  Charges Deducted from the Investment Base............................................     16
  Contract Loading.....................................................................     16
  Charges to the Separate Account......................................................     17
  Guarantee Period.....................................................................     18
  Cash Value...........................................................................     19
  Loans................................................................................     19
  Partial Withdrawals..................................................................     20
  Death Benefit Proceeds...............................................................     21
  Payment of Death Benefit Proceeds....................................................     22
  Rights to Cancel or Convert..........................................................     22
  Reports to Contract Owners...........................................................     23
MORE ABOUT THE CONTRACT
  Using the Contract...................................................................     23
  Some Administrative Procedures.......................................................     24
  Other Contract Provisions............................................................     25
  Income Plans.........................................................................     26
  Group or Sponsored Arrangements......................................................     27

                                                                                         PAGE
                                                                                       ------
Unisex Legal Considerations for Employers..............................................     27
Selling the Contracts..................................................................     27
Tax Considerations.....................................................................     28
Merrill Lynch Life's Income Taxes......................................................     31
  Reinsurance..........................................................................     31
MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS
  About the Separate Account...........................................................     31
  Changes Within the Account...........................................................     32
  Net Rate of Return for an Investment Division........................................     32
  The Series Fund and the Variable Series Funds........................................     33
  Charges to Series Fund Assets........................................................     34
  Charges to Variable Series Funds Assets..............................................     34
  The Zero Trusts......................................................................     35
ILLUSTRATIONS
  Illustrations of Death Benefits, Investment Base, Net Cash Surrender Values
     and Accumulated Payments..........................................................     36
EXAMPLES
  Additional Payments..................................................................     42
  Partial Withdrawals..................................................................     43
  Changing the Death Benefit Option....................................................     44
MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY
  Directors and Executive Officers.....................................................     45
  Services Arrangement.................................................................     46
  State Regulation.....................................................................     46
  Legal Proceedings....................................................................     46
  Experts..............................................................................     46
  Legal Matters........................................................................     46
  Registration Statements..............................................................     46
  Financial Statements.................................................................     47
  Financial Statements of Merrill Lynch Variable Life Separate Account.................
  Financial Statements of Merrill Lynch Life Insurance Company.........................


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                IMPORTANT TERMS

additional payment: is a payment which may be made after the "free look" period. Additional payments do not require evidence of insurability.

attained age: is the issue age of the insured plus the number of full years since the contract date.

base premium: is the amount equal to the level annual premium necessary for the face amount of the Contract to endow at the insured's age 100. Merrill Lynch Life assumes death benefit option 1 is elected and further assumes a 5% annual rate of return on the base premium less contract loading and a maximum cost of insurance charge. Once determined, the base premium will not change.

cash value: is equal to the investment base plus any unearned charges for cost of insurance and rider costs plus any debt less any accrued net loan cost since the last contract anniversary (or since the contract date during the first contract year).

cash value corridor factor: is used to determine the amount of death benefit purchased by $1.00 of cash value. Merrill Lynch Life uses this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the requirements of what constitutes a life insurance contract under the Internal Revenue Code.

contract anniversary:  is the same date of each year as the contract date.

contract date: is used to determine processing dates, contract years and anniversaries. It is usually the business day next following the receipt of the initial payment at the Service Center. It is also referred to as the policy date.

contract loading: is chargeable to all payments for sales load, federal tax and premium tax charges.

death benefit: if option 1 is elected, it is the larger of the face amount and the variable insurance amount; if option 2 is elected, it is the larger of the face amount plus the cash value and the variable insurance amount.

death benefit proceeds: are equal to the death benefit plus the amount of any insurance provided by a rider less any debt.

debt:  is the sum of all outstanding loans on a Contract plus accrued interest.

excess sales load: a portion of the sales load calculated during the first two policy years which is in excess of the amount specified under applicable regulations in effect under the Investment Company Act of 1940 and therefore may be refunded in the event of surrender during the first two policy years. After policy year two, the excess sales load is zero.

face amount: is the minimum death benefit as long as the Contract remains in force. The face amount will change if a change in death benefit option is made or if a partial withdrawal is taken.

fixed base: is calculated in the same manner as the cash value except that 5% is substituted for the net rate of return, the guaranteed maximum cost of insurance rates and guaranteed maximum rider costs are substituted for current rates and loans and repayments are not taken into account. After the end of the guarantee period, the fixed base is zero.

guarantee period: is the time guaranteed that the Contract will remain in force regardless of investment experience, unless the debt exceeds certain values. It is the period that a comparable fixed life insurance contract (same face amount, payments made, guaranteed mortality table, contract loading and guaranteed maximum rider costs) would remain in force if credited with 5% interest per year.

in force date: is the date when the underwriting process is complete, the initial payment is received and outstanding contract amendments (if any) are received.

initial payment:  is the payment required to put the Contract into effect.

investment base: is the amount available under a Contract for investment in the Separate Account at any time. A contract owner's investment base is the sum of the amounts invested in each of the selected investment divisions.

investment division:  is any division in the Separate Account.

issue age: is the insured's age as of his or her birthday nearest the contract date.

issue date: is the date that the Contract is issued. The contestable and suicide periods are measured from this date.

net amount at risk: is the excess, as of a processing date, of the death benefit (adjusted for interest at an annual rate of 5%) over the cash value, but before the deduction for cost of insurance.

net cash surrender value:  is equal to the cash value less debt.

processing dates: are the contract date and the first day of each contract quarter thereafter. Processing dates are the days when Merrill Lynch Life deducts certain charges from the investment base.

processing period:  is the period between consecutive processing dates.

target premium:  is equal to 75% of the base premium.

variable insurance amount: is computed daily by multiplying the cash value (plus certain excess sales load during the first 24 months after the Contract is issued) by the cash value corridor factor for the insured at his or her attained age.

                            SUMMARY OF THE CONTRACT

PURPOSE OF THE CONTRACT

This flexible premium variable universal life insurance contract offers a choice of investments and an opportunity for the Contract's investment base, cash value and death benefit to grow based on investment results.

Merrill Lynch Life does not guarantee that contract values will increase. Depending on the investment results of selected investment divisions, the investment base, cash value and death benefit may increase or decrease on any day. The contract owner bears the investment risk. Merrill Lynch Life guarantees to keep the Contract in force during the guarantee period subject to the effect of any debt.

Life insurance is not a short-term investment. The contract owner should evaluate the need for insurance and the Contract's long-term investment potential and risks before purchasing a Contract.

AVAILABILITY AND PAYMENTS

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. A Contract may be issued for an insured from age 20 through age 85. The minimum initial payment is 75% of the base premium.

Merrill Lynch Life will not accept an initial payment that provides a guarantee period of less than two years. The guarantee period is the period of time Merrill Lynch Life guarantees that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values.

Contract owners may make additional payments. Contract owners may specify an additional payment amount on the application to be paid on either a quarterly or annual basis. For additional payments not being withdrawn from a CMA account, Merrill Lynch Life will send reminder notices for such amounts beginning in the second contract year.

The Contract is not available to insure residents of certain municipalities in Kentucky where premium taxes in excess of a certain level are imposed.

CMA(R) INSURANCE SERVICE

Contract owners who subscribe to the Merrill Lynch Cash Management Account(R) financial service ("CMA account") may elect to have their Contract linked to their CMA account electronically. Certain transactions will be reflected in monthly CMA account statements. Payments may be transferred to and from the Contract through a CMA account.

THE INVESTMENT DIVISIONS


During the "free look" period, the initial payment less contract loading will be invested in the investment division of the Separate Account investing in the Money Reserve Portfolio. After the "free look" period, the contract owner may select up to five of the 34 investment divisions in the Separate Account. (See "Changing the Allocation" on page 16.)



Payments are invested in investment divisions of the Separate Account. Ten investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Merrill Lynch Series Fund, Inc. (the "Series Fund"). Seven investment divisions of the Separate Account invest exclusively in shares of designated mutual fund portfolios of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds"). Each mutual fund portfolio has a different investment objective. The other 17 investment divisions invest in units of designated unit investment trusts in The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities (the "Zero Trusts"). The contract owner's payments are not invested directly in the Series Fund, the Variable Series Funds or the Zero Trusts.


HOW THE DEATH BENEFIT VARIES


Contract owners elect a death benefit option on the application. Under option 1, the death benefit equals the larger of the face amount or the variable insurance amount. Under option 2, the death benefit equals the larger of the sum of the face amount plus the cash value or the variable insurance amount. Subject to certain conditions, contract owners may change the death benefit option. The death benefit may increase or decrease on any day depending on the investment results of the investment divisions chosen by the Contract owner. Death benefit proceeds equal the death benefit reduced by any debt and increased by any rider benefits payable. (See "Death Benefit Proceeds" on page 21.)


HOW THE INVESTMENT BASE VARIES


A Contract's investment base is the amount available for investment at any time. On the contract date(usually the business day next following receipt of the initial payment at the Service Center), the investment base is equal to the initial payment less contract loading and charges for cost of insurance and rider costs. Afterwards, it varies daily based on investment performance of the investment divisions chosen. The contract owner bears the risk of poor investment performance and receives the benefit of favorable investment performance. Contract owners may wish to consider diversifying their investment in the Contract by allocating investment base to two or more investment divisions.


NET CASH SURRENDER VALUE

Contract owners may surrender their Contracts at any time and receive the net cash surrender value. The net cash surrender value varies daily based on investment performance of the investment divisions chosen. Merrill Lynch Life doesn't guarantee any minimum net cash surrender value. If the Contract is surrendered within 24 months after issue, the contract owner will receive certain excess sales load. (See "Contract Loading--Excess Sales Load" on page 17.)

---------------
Cash Management Account and CMA are registered trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. These rates are not guaranteed. They are illustrative only and should not be deemed a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE

Before purchasing a Contract, the contract owner should ask his or her Merrill Lynch registered representative if changing, or adding to, current insurance coverage would be advantageous. Generally, it is not advisable to purchase another contract as a replacement for existing coverage. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of contract illustrations.

RIGHTS TO CANCEL ("FREE LOOK" PERIOD) OR CONVERT

Once the contract owner receives the Contract, he or she should review it carefully to make sure it is what he or she intended to purchase. Generally, a Contract may be returned for a refund within the later of ten days after the contract owner receives it, 45 days after the contract owner completes the application, or ten days after Merrill Lynch Life mails or personally delivers the Notice of Withdrawal Right to the contract owner. If the Contract is returned during the "free look" period, Merrill Lynch Life will refund the initial payment without interest.

Once the Contract is issued, a contract owner may also convert the Contract within 24 months after issue to a contract with benefits that do not vary with the investment results of a separate account. (See "Converting the Contract" on page 23.)

HOW DEATH BENEFIT AND CASH VALUE INCREASES ARE TAXED

Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is generally excludable from the beneficiary's gross income for federal income tax purposes, according to Section 101(a)(1) of the Internal Revenue Code. An owner of a life insurance contract is not taxed on any increase in the cash value while the contract remains in force.

A Contract may be a "modified endowment contract" under federal tax law depending upon the amount of payments made in relation to the death benefit provided under the Contract. If the Contract is a modified endowment contract, certain distributions made during the insured's lifetime, such as loans and partial withdrawals from, and collateral assignments of, the Contract are includable in gross income on an income-first basis. A 10% penalty tax may also be imposed on distributions made before the contract owner attains age 59 1/2. Contracts that are not modified endowment contracts under federal tax law receive preferential tax treatment with respect to certain distributions.

For a discussion of the tax issues associated with this Contract, see "Tax Considerations" on page 28.

LOANS

Contract owners may borrow up to the loan value of their Contracts, which is 90% of the cash value. The maximum amount which may be borrowed at any time is the difference between the loan value and debt. (See "Loans" on page 19.)

Debt is deducted from the amount payable on surrender of the Contract and is also subtracted from any death benefit payable. Loan interest accrues daily and, if it is not repaid each year, it is capitalized and added to the debt. If the Contract is a modified endowment contract, the amount of capitalized interest will be treated as a taxable withdrawal. Depending upon investment performance of the divisions and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" on page 28.)

PARTIAL WITHDRAWALS

Contract owners may make partial withdrawals beginning in contract year sixteen, subject to certain conditions. (See "Partial Withdrawals" on page 20.)

FEES AND CHARGES

Contract Loading. Merrill Lynch Life deducts certain charges from all payments before they are invested in the investment divisions. These charges are:

     - Sales load equal to 46.25% of each payment through the second base premium and 1.25% of each payment thereafter.

     - State and local premium tax charge of 2.5% of each payment.

     - A charge for federal taxes of 1.25% of each payment.

(See "Contract Loading" on page 17.)

Investment Base Charges. Merrill Lynch Life deducts certain charges from the investment base. The charges deducted are as follows:

     - On the contract date and on all processing dates after the contract date, Merrill Lynch Life makes deductions for cost of insurance (see "Cost of Insurance" on page 16) and any rider costs (see "Additional Insurance Rider" on page 14).

     - On each contract anniversary, Merrill Lynch Life makes deductions for the net loan cost if there has been any debt during the prior year. It equals a maximum of 2% of the debt per year.

Separate Account Charges. There are certain charges deducted daily from the investment results of the investment divisions in the Separate Account. These charges are:

     - an asset charge designed to cover mortality and expense risks deducted from all investment divisions which is equivalent to .90% annually at the beginning of the year; and

     - a trust charge deducted from only those investment divisions investing in the Zero Trusts, which is currently equivalent to .34% annually at the beginning of the year and will never exceed .50% annually.

Advisory Fees. The portfolios in the Series Fund and the Variable Series Funds pay monthly advisory fees and other expenses. (See "Charges to Series Fund Assets" on page 34 and "Charges to Variable Series Funds Assets" on page 34.)

This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus and in the Contract. The Contract together with its attached applications, medical exam(s), amendments, riders and endorsements constitutes the entire agreement between the contract owner and Merrill Lynch Life and should be retained.

For the definition of certain terms used in this Prospectus, see "Important Terms" on page 4.

                       FACTS ABOUT THE SEPARATE ACCOUNT,
          THE SERIES FUND, THE VARIABLE SERIES FUNDS, THE ZERO TRUSTS
                             AND MERRILL LYNCH LIFE

THE SEPARATE ACCOUNT

The Separate Account is a separate investment account established by Merrill Lynch Life on November 16, 1990. It is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. It meets the definition of a separate account under the federal securities laws. The Separate Account is used to support the Contract as well as to support other variable life insurance contracts issued by Merrill Lynch Life.


Merrill Lynch Life owns all of the assets in the Separate Account. The assets of the Separate Account are kept separate from Merrill Lynch Life's general account and any other separate accounts it may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business Merrill Lynch Life conducts.


Obligations to contract owners and beneficiaries that arise under the Contract are obligations of Merrill Lynch Life. Income, gains, and losses, whether or not realized, from assets allocated are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains or losses of Merrill Lynch Life. As required, the assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the assets exceed the required reserves and other Contract liabilities (which will always be at least equal to the aggregate contract value allocated to the Separate Account under the Contracts), Merrill Lynch Life may transfer the excess to its general account.


There are currently 34 investment divisions in the Separate Account. Ten invest in shares of a specific portfolio of the Series Fund. Seven invest in shares of a specific portfolio of the Variable Series Funds. Seventeen invest in units of a specific Zero Trust. Complete information about the Series Fund, the Variable Series Funds and the Zero Trusts, including the risks associated with each portfolio (including any risks associated with investment in the High Yield Portfolio of the Series Fund) can be found in the accompanying prospectuses. They should be read in conjunction with this Prospectus.


THE SERIES FUND

The Merrill Lynch Series Fund, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company. All of its ten mutual fund portfolios are currently available through the Separate Account. The investment objectives of the Series Fund portfolios are described below. There is no guarantee that any portfolio will meet its investment objective.

Money Reserve Portfolio seeks to preserve capital, maintain liquidity and achieve the highest possible current income consistent with those objectives by investing in short-term money market securities.


Intermediate Government Bond Portfolio seeks to obtain the highest level of current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the U.S. Government or its agencies with a maximum maturity of 15 years.



Long-Term Corporate Bond Portfolio primarily seeks to provide as high a level of current income as is believed to be consistent with prudent investment risk, and secondarily, seeks the preservation of capital. In seeking to achieve these objectives, the Portfolio invests at least 80% of the value of its assets in debt securities which have a rating within the three highest grades of a major rating agency.



High Yield Portfolio primarily seeks as high a level of current income as is believed to be consistent with prudent management, and secondarily capital appreciation when consistent with its primary objective. The Portfolio seeks to achieve its investment objective by investing principally in fixed income securities rated in the lower categories of the established rating services or in unrated securities of comparable quality (commonly known as "junk bonds").



Capital Stock Portfolio seeks long-term growth of capital and income, plus moderate current income. It principally invests in common stocks considered to be of good or improving quality or considered to be undervalued based on criteria such as historical price/book value and price/earnings ratios.


Growth Stock Portfolio seeks long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks of aggressive growth companies considered to have special investment value.


Multiple Strategy Portfolio seeks a high total investment return consistent with prudent risk through a fully managed investment policy utilizing equity securities, intermediate and long-term debt securities and money market securities.


Natural Resources Portfolio seeks long-term growth of capital and protection of the purchasing power of shareholders' capital by investing primarily in equity securities of domestic and foreign companies with substantial natural resource assets.


Global Strategy Portfolio seeks high total investment return by investing primarily in a portfolio of equity and fixed-income securities, including convertible securities, of U.S. and foreign issuers.


Balanced Portfolio seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than that normally available from an investment solely in debt securities by investing in a balanced portfolio of fixed-income and equity securities.


The investment adviser for the Series Fund is Merrill Lynch Asset Management, L.P., ("MLAM"), which is indirectly owned and controlled by Merrill Lynch & Co., Inc. and is a registered adviser under the Investment Advisers Act of 1940. The Series Fund, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Series Fund Assets" on page 34.)


THE VARIABLE SERIES FUNDS


The Merrill Lynch Variable Series Funds, Inc. is registered with the Securities and Exchange Commission as an open-end management investment company. Seven of its 18 mutual fund portfolios are currently available through the Separate Account. The investment objectives of the seven available Variable Series Funds portfolios are described below. There is no guarantee that any portfolio will meet its investment objective.



Basic Value Focus Fund seeks capital appreciation, and secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. Particular emphasis is placed on securities which provide an above-average dividend return and sell at a below-average price/earnings ratio.



World Income Focus Fund seeks to provide shareholders with high current income by investing in a global portfolio of fixed-income securities denominated in various currencies, including multinational currency units. The Fund may invest in United States and foreign government and corporate fixed-income securities, including high yield, high risk, lower rated and unrated securities.



Global Utility Focus Fund seeks to obtain capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are, in the opinion of management of the Fund, primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecommunications, gas or water.



International Equity Focus Fund seeks to obtain capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Under normal conditions, at least 65% of the Fund's net assets will be invested in such equity securities.

International Bond Fund seeks a high total investment return by investing in an international portfolio of non-U.S. debt instruments denominated in various currencies and multi-national currency units.



Developing Capital Markets Focus Fund seeks long-term capital appreciation by investing in securities, principally equities, of issuers in countries having smaller capital markets. For purposes of its investment objective, the Fund considers countries having smaller capital markets to be all countries other than the four countries having the largest equity market capitalizations.



Equity Growth Fund seeks to attain long-term growth of capital by investing in a diversified portfolio of securities, primarily common stocks, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size. Such companies are selected by management on the basis of their long-term potential for expanding their size and profitability or for gaining increased market recognition for their securities. Current income is not a factor in such selection.


MLAM is the investment adviser for the Variable Series Funds. The Variable Series Funds, as part of its operating expenses, pays an investment advisory fee to MLAM. (See "Charges to Variable Series Funds Assets" on page 34.)


CERTAIN RISKS OF THE SERIES FUND AND VARIABLE SERIES FUNDS



Investment in lower-rated debt securities, such as those in which the High Yield Portfolio of the Series Fund invests, entails relatively greater risk of loss of income or principal. In an effort to minimize risk, the High Yield Portfolio will diversify holdings among many issuers. However, there can be no assurance that diversification will protect the High Yield Portfolio from widespread defaults during periods of sustained economic downturn.



In seeking to protect the purchasing power of capital, the Natural Resources Portfolio of the Series Fund reserves the right, when management anticipates significant economic, political, or financial instability, such as high inflationary pressures or upheaval in foreign currency exchange markets, to invest a majority of its assets in companies that explore for, extract, process or deal in gold or in asset-based securities indexed to the value of gold bullion. The Natural Resources Portfolio will not concentrate its investments in such securities until it has been advised that no adverse tax consequences will result.



The World Income Focus Fund of the Variable Series Funds has no established rating criteria for the securities in which it may invest. In an effort to minimize risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn.



The Developing Capital Markets Focus Fund of the Variable Series Funds has established no rating criteria for the debt securities in which it may invest, and will rely on the investment adviser's judgment in evaluating the creditworthiness of an issuer of such securities. In an effort to minimize the risk, the Fund will diversify its holdings among many issuers. However, there can be no assurance that diversification will protect the Fund from widespread defaults during periods of sustained economic downturn.



Because investment in these Portfolios and Funds entails relatively greater risk of loss of income or principal, it may not be appropriate to allocate all payments and investment base to an investment division that invests in one of these Portfolios or Funds.


THE ZERO TRUSTS

The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities was formed to provide safety of capital and a high yield to maturity. It seeks this through U.S. Government-backed investments which make no periodic interest payments and, therefore, are purchased at a deep discount. When held to maturity the investments should receive approximately a fixed yield. The value of Zero Trust units before maturity varies more than it would if the Zero Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Zero Trust portfolios consist mainly of:

     - bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons;

     - coupons stripped from U.S. debt obligations; and

     - receipts and certificates for such stripped debt obligations and coupons.


The Zero Trusts currently available have maturity dates in years 1997 through 2011, 2013 and 2014.


Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of Merrill Lynch & Co., Inc., is the sponsor for the Zero Trusts. The sponsor will sell units of the Zero Trusts to the Separate Account and has agreed to repurchase units when Merrill Lynch Life needs to sell them to pay benefits and make reallocations. Merrill Lynch Life pays the sponsor a fee for these transactions and is reimbursed through the trust charge assessed to the divisions investing in the Zero Trusts. (See "Charges to Divisions Investing in the Zero Trusts" on page 18.)

MERRILL LYNCH LIFE AND MLPF&S

Merrill Lynch Life is a stock life insurance company organized under the laws of the State of Washington in 1986 and redomesticated under the laws of the State of Arkansas in 1991. It is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. Merrill Lynch Life is authorized to sell life insurance and annuities in 49 states, Guam, the U.S. Virgin Islands and the District of Columbia. It is also authorized to offer variable life insurance and variable annuities in most jurisdictions.

MLPF&S is a wholly owned subsidiary of Merrill Lynch & Co., Inc. and provides a broad range of securities brokerage and investment banking services in the United States. It provides marketing services for Merrill Lynch Life and is the principal underwriter of the Contracts issued through the Separate Account. Merrill Lynch Life retains MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts" on page 27.)

                            FACTS ABOUT THE CONTRACT

WHO MAY BE COVERED

The Contract is available in most jurisdictions in which Merrill Lynch Life does business. Merrill Lynch Life will issue a Contract on the life of the insured provided the relationship between the applicant and the insured meets Merrill Lynch Life's insurable interest requirements and provided the insured is not over age 85 or under age 20. The insured's issue age will be determined using the insured's age as of his or her birthday nearest the contract date. The insured must also meet Merrill Lynch Life's medical and other underwriting requirements, which will include undergoing a medical examination.

Merrill Lynch Life assigns insureds to underwriting classes which determine the current cost of insurance rates used in calculating cost of insurance deductions. Contracts may be issued on insureds in standard, non-smoker or preferred non-smoker underwriting classes. Contracts may also be issued on insureds in a substandard underwriting class. For a discussion of the effect of underwriting classification on deductions for cost of insurance, see "Cost of Insurance" on page 16.

PURCHASING A CONTRACT

To purchase a Contract, the contract owner must complete an application and make a payment. The payment is required to put the Contract into effect. In the application, the contract owner selects the face amount of the Contract. The amount of the minimum initial payment for a given Contract depends on the face amount selected and the issue age, sex and underwriting class of the insured. The minimum initial payment for any Contract is 75% of the base premium. Merrill Lynch Life will not accept an initial payment for a specified face amount that will provide a guarantee period of less than two years. (See "Selecting the Initial Face Amount" and "Initial Guarantee Period" below). Merrill Lynch Life also will not accept an initial payment that would cause the Contract to fail to qualify as life insurance under federal tax law as interpreted by Merrill Lynch Life.

Insurance coverage generally begins as of the contract date, which is usually the next business day following receipt of the initial payment at Merrill Lynch Life's Service Center. Temporary life insurance coverage may be provided prior to the contract date under the terms of a temporary insurance agreement. In accordance with Merrill Lynch Life's underwriting rules, temporary life insurance coverage may not exceed $300,000 and may not be in effect for more than 90 days. As provided for under state insurance law, the contract owner, to preserve insurance age, may be permitted to backdate the Contract. In no case may the contract date be more than six months prior to the date the application was completed. Charges for cost of insurance and rider costs for the backdated period are deducted on the contract date.

If Merrill Lynch Life determines that, based on the contract owner's initial payment and face amount, the Contract will be a modified endowment contract, Merrill Lynch Life will issue the Contract provided the contract owner signs a statement acknowledging that the Contract is a modified endowment contract or agrees either to reduce the initial payment or to increase the face amount to a level at which the Contract will not be a modified endowment contract. For a discussion of the tax consequences of purchasing a modified endowment contract, see "Tax Considerations" on page 28.

Selecting the Initial Face Amount. The minimum initial face amount is $250,000 or that face amount which generates a $4,000 base premium, if larger. The maximum face amount that may be specified for a given initial payment is the amount which will provide an initial guarantee period of at least two years. For the same initial payment amount, the larger the face amount requested, the shorter the guarantee period. The initial face amount will change if the contract owner changes the death benefit option or takes a partial withdrawal. Subject to certain conditions, the contract owner may purchase additional insurance coverage through an additional insurance rider. (See "Additional Insurance Rider" on page 14.)

Initial Guarantee Period. The initial guarantee period for a Contract will be determined by the initial payment, face amount and any additional insurance rider face amount. The guarantee period will be adjusted each time an additional payment is made, when a partial withdrawal is taken, when a death benefit option change results in a change in face amount, and when the additional insurance rider face amount is increased or decreased.

The guarantee period is the period of time Merrill Lynch Life guarantees that the Contract will remain in force regardless of investment experience unless the debt exceeds certain values. The guarantee period is based on the guaranteed maximum cost of insurance rates in the Contract, guaranteed maximum rider costs (if an additional insurance rider is elected), the contract loading and a 5% interest assumption. This means that for a given initial payment and face amount, different insureds will have different guarantee periods depending on the age, sex and underwriting class of the insureds. For example, an older insured will have a shorter guarantee period than a younger insured in the same underwriting class.

The maximum guarantee period is for the whole of life of the insured.

ADDITIONAL INSURANCE RIDER

The contract owner may purchase additional insurance coverage payable to the beneficiary on the death of the insured. Additional insurance coverage may be purchased through an additional insurance rider when the Contract is purchased. Under Merrill Lynch Life's current procedures, the maximum additional insurance rider face amount at the time the Contract is purchased is three times the face amount of the Contract. The rider can also be added on any contract anniversary thereafter, as long as an application is completed, satisfactory evidence of insurability of the insured is provided, and the insured has not attained the age of 85. The minimum additional insurance rider face amount at any time is $100,000. A cost of insurance charge for the rider ("rider charge") will be deducted from the Contract's investment base on each processing date. The rider charge will be based on the same cost of insurance rates as the Contract. (See "Cost of Insurance" on page 16.) Because insurance coverage through an additional insurance rider is purchased through deductions from the Contract's investment base that are not taken into account in determining the base premium, there is no additional contract loading associated with this coverage.

Once each year, the additional insurance rider face amount may be increased (subject to evidence of insurability of the insured) or decreased (after the seventh contract anniversary); however, any change in the additional insurance rider face amount must be at least $100,000. The effective date of the change will be the contract anniversary next following underwriting approval of the change. As of the effective date of the increase or decrease in the additional insurance rider face amount, Merrill Lynch Life uses the existing fixed base and the face amount of the Contract plus the new additional insurance rider face amount to calculate a new guarantee period. A decrease in the additional insurance rider face amount will increase the guarantee period. An increase in the additional insurance rider face amount will decrease the guarantee period. An increase will not be allowed on the first contract anniversary if the face amount of the Contract plus the new rider face amount provide a guarantee period of less than one year from the effective date of the increase.

A decrease in the additional insurance rider face amount can cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the decrease until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax consequences of increasing or decreasing the additional insurance rider face amount, see "Tax Considerations" on page 28.

ADDITIONAL PAYMENTS

After the "free look" period, contract owners may make additional payments while the insured is living. Additional payments must be submitted with an additional payment form. The minimum Merrill Lynch Life will accept for these payments is $100. For Contracts that are not modified endowment contracts, making an additional payment may cause them to become modified endowment contracts. (See "Tax Considerations" on page 28.) Merrill Lynch Life will return that portion of any additional payment beyond that necessary to extend the guarantee period to the whole of life of the insured. Merrill Lynch Life will also return that portion of any additional payment that would cause the Contract to fail to qualify as life insurance under federal tax law as interpreted by Merrill Lynch Life.

Contract owners may specify an additional payment amount on the application to be paid on either an annual or quarterly basis. For additional payments not being withdrawn from a CMA account, Merrill Lynch Life will send reminder notices beginning in the second contract year. If a contract owner has the CMA Insurance Service, such additional payments may be withdrawn automatically from his or her CMA account and transferred to his or her Contract. The withdrawals will continue under the selected plan until Merrill Lynch Life is notified otherwise.

EFFECT OF ADDITIONAL PAYMENTS

Generally, any additional payments will be accepted the day they are received at the Service Center. However, if acceptance of any portion of the payment would cause a Contract which is not a modified endowment contract to become a modified endowment contract, to the extent feasible, Merrill Lynch Life will not accept that portion of the payment unless the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. Merrill Lynch Life may return that portion of the payment pending receipt of instructions from the contract owner.

On the date Merrill Lynch Life receives and accepts an additional payment, Merrill Lynch Life will:

     - increase the Contract's investment base by the amount of the payment less contract loading applicable to the payment;

     - reflect the payment in the calculation of the variable insurance amount (see "Variable Insurance Amount" on page 21); and

     - increase the fixed base by the amount of the payment less contract loading applicable to the payment (see "The Contract's Fixed Base" on page 18).

As of the processing date on or next following receipt and acceptance of an additional payment, Merrill Lynch Life will increase the guarantee period if the guarantee period prior to receipt and acceptance of an additional payment is less than for the whole of life of the insured.

Merrill Lynch Life will determine the increase in the guarantee period by taking the immediate increase in the cash value resulting from the additional payment and adding to that interest at the annual rate of 5% for the period from the date Merrill Lynch Life receives and accepts the payment to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is added to the fixed base and the resulting new fixed base is used to calculate a new guarantee period. For a discussion of the effect of additional payments on a Contract's guarantee period, see "Additional Payments" in the Examples on page 42.

If any excess sales load has been applied to keep the Contract in force, any additional payment, less contract loading, will first be applied to recover such excess load (see "Excess Sales Load" on page 17). Next, unless specified otherwise, if there is any debt, any payment made will be applied as a loan repayment, with any excess applied as an additional payment. (See "Loans" on page 19.)

INVESTMENT BASE

A Contract's investment base is the amount available for investment at any time. It is the sum of the amounts invested in each of the investment divisions. On the contract date, the investment base equals the initial payment less contract loading and charges for cost of insurance and rider costs. Merrill Lynch Life adjusts the investment base daily to reflect the investment performance of the investment divisions the contract owner has selected. (See "Net Rate of Return for an Investment Division" on page 32.) The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account" on page 17.)

Partial withdrawals, loans and deductions for cost of insurance, rider costs and net loan cost decrease the investment base. (See "Charges Deducted from the Investment Base" on page 16, "Partial Withdrawals" on page 20, and "Loans" on page 19.) Loan repayments and additional payments increase it. Contract owners may elect from which investment divisions loans and partial withdrawals are taken and to which investment divisions repayments and additional payments are added. If an election is not made, Merrill Lynch Life will allocate increases and decreases proportionately to the contract owner's investment base as then allocated in the investment divisions.


Initial Investment Allocation and Preallocation. During the "free look" period, the initial payment less contract loading will be invested in the division investing in the Money Reserve Portfolio. After the "free look" period, the contract owner may invest in up to five of the 34 investment divisions in the Separate Account.



Once Merrill Lynch Life's preallocation procedures are available in the state in which the Contract is issued, the following process will apply to initial payments. Through the first 14 days following the in force date, the initial payment less contract loading will remain in the division investing in the Money Reserve Portfolio. Thereafter, the investment base will be reallocated to the investment divisions selected by the contract owner on the application, if different. The contract owner may select up to five of the 34 investment divisions in the Separate Account.


Changing the Allocation. After the "free look" period, a contract owner's investment base may be invested in up to five investment divisions at any one time. Currently, investment allocations may be changed as often as desired. Merrill Lynch Life reserves the right to charge up to $25 for each change in excess of six each year. In order to change their investment base allocation, contract owners must call or write to the Service Center. (See "Some Administrative Procedures" on page 25.)

Zero Trust Allocations. Merrill Lynch Life will notify contract owners 30 days before a Zero Trust in which they have invested matures. Contract owners must notify Merrill Lynch Life by calling or writing at least seven days before the maturity date how to reinvest their funds in the division investing in that Zero Trust. If Merrill Lynch Life is not notified, it will move the contract owner's investment base in that division to the investment division investing in the Money Reserve Portfolio.

Units of a specific Zero Trust may no longer be available when a request for allocation is received. Should this occur, Merrill Lynch Life will attempt to notify the contract owner immediately so that the request can be changed.

Allocation to the Division Investing in the Natural Resources
Portfolio. Merrill Lynch Life and the Separate Account reserve the right to suspend the sale of units of the investment division investing in the Natural Resources Portfolio in response to conditions in the securities markets or otherwise.

CHARGES DEDUCTED FROM THE INVESTMENT BASE

The charges described below are deducted pro-rata from the investment base on processing dates.

Cost of Insurance. Merrill Lynch Life deducts the cost of insurance from the investment base on the contract date and on each processing date thereafter. This charge compensates Merrill Lynch Life for the cost of providing life insurance coverage for the insured. It is based on the underwriting class, sex (except where unisex rates are required by state law) and attained age of the insured and the Contract's net amount at risk.

To determine the cost of insurance, Merrill Lynch Life multiplies the current cost of insurance rate by the Contract's net amount at risk. The net amount at risk is the difference, as of a processing date, between the death benefit (adjusted for interest at an annual rate of 5%) and the cash value, but before the deduction for cost of insurance.

Current cost of insurance rates may be equal to or less than the guaranteed cost of insurance rates depending on the underwriting class, sex (except where unisex rates are required by state law) and attained age of the insured. Current cost of insurance rates are lower for insureds in a preferred non-smoker underwriting class than for insureds of the same age in a non-smoker underwriting class and are lower for insureds in a non-smoker underwriting class than for insureds of the same age and sex in a standard underwriting class.

Merrill Lynch Life guarantees that the current cost of insurance rates will never exceed the maximum guaranteed rates shown in the Contract. The maximum guaranteed rates for Contracts (other than those issued on a substandard basis) do not exceed the rates based on the 1980 Commissioners Standard Ordinary Mortality Table (CSO Table). Merrill Lynch Life may use rates that are equal to or less than these rates, but never greater. The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table. Any change in the cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in force for the same length of time.

Net Loan Cost.  The net loan cost is explained under "Loans" on page 19.

Rider Charges. Rider charges are deducted on the contract date and on each processing date thereafter. These charges are explained under "Additional Insurance Rider" on page 14.

CONTRACT LOADING


Chargeable to each payment is an amount called the contract loading. The contract loading equals 50% of each payment made until cumulative payments have been made in an amount equal to two base premiums, and 5% of each payment thereafter. This charge consists of a sales load, a charge for federal taxes and a state and local premium tax charge.


The sales load, equal to 46.25% of each payment through the second base premium and 1.25% of each payment thereafter, compensates Merrill Lynch Life for sales expenses and the costs for underwriting and issuing the Contract. The sales load may be reduced in certain group or sponsored arrangements as described on page
27. Merrill Lynch Life anticipates that the sales load charge may be insufficient to cover its distribution expenses. Any shortfall will be made up from Merrill Lynch Life's general account which may include amounts derived from mortality gains and asset charges. In no event will the sales load exceed the amount permitted by the Investment Company Act of 1940.

The charge for federal taxes, equal to 1.25% of each payment, compensates Merrill Lynch Life for a higher corporate income tax liability resulting from
Section 848 of the Internal Revenue Code as enacted by the Omnibus Budget Reconciliation Act of 1990. (See "Merrill Lynch Life's Income Taxes" on page
31). The charge for federal taxes is reasonable in relation to Merrill Lynch Life's increased federal tax burden under Section 848 resulting from the receipt of premiums under the Contract.

The state and local premium tax charge, equal to 2.5% of each payment, compensates Merrill Lynch Life for state and local premium taxes Merrill Lynch Life must pay when a payment is accepted. Premium taxes vary from state to state. The 2.5% rate is the average rate expected on payments from all states.

Excess Sales Load. Excess sales load is equal to any sales load deducted from the first two base premiums in excess of 30% of premiums paid up to an amount equal to the first base premium, and then 10% of premiums paid up to an amount equal to the second base premium. It is calculated and applied in the following situations only during the first 24 months after the Contract is issued:

     - It is refunded if the Contract is surrendered during the first 24 months after issue.

     - It is added to the cash value so as to keep the Contract in force if debt exceeds the larger of (i) cash value plus any excess sales load not previously applied to keep the Contract in force and (ii) the fixed base during the first 24 months after issue.

     - It is added to the cash value in determining the variable insurance amount during the first 24 months after issue.

CHARGES TO THE SEPARATE ACCOUNT

Each day Merrill Lynch Life deducts an asset charge from each division of the Separate Account. The total amount of this charge is computed at .90% annually at the beginning of the year. Of this amount, .75% is for

     - the risk assumed by Merrill Lynch Life that insureds as a group will live for a shorter time than actuarial tables predict. As a result, Merrill Lynch Life would be paying more in death benefits than planned; and

     - the risk assumed by Merrill Lynch Life that it will cost more to issue and administer the Contracts than expected.

The remaining amount, .15%, is for

     - the risk assumed by Merrill Lynch Life with respect to potentially unfavorable investment results. This risk is that the Contract's cash value cannot cover the charges due during the guarantee period.

The total asset charge may not be increased. Merrill Lynch Life will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Contracts.

Charges to Divisions Investing in the Zero Trusts. Merrill Lynch Life assesses a daily trust charge against the assets of each division investing in the Zero Trusts. This charge reimburses Merrill Lynch Life for the transaction charge paid to MLPF&S when units are sold to the Separate Account.

The trust charge is currently equivalent to .34% annually at the beginning of the year. It may be increased, but will not exceed .50% annually at the beginning of the year. The charge is based on cost (taking into account loss of interest) with no expected profit.

Tax Charges. Merrill Lynch Life has the right under the Contract to impose a charge against Separate Account assets for any taxes imposed on the Separate Account's investment earnings. (See "Merrill Lynch Life's Income Taxes" on page 31.)

Advisory Fees. The portfolios in the Series Fund and the Variable Series Funds pay monthly advisory fees and other expenses. (See "Charges to Series Fund Assets" on page 34 and "Charges to Variable Series Funds Assets" on page 34.)

GUARANTEE PERIOD

Merrill Lynch Life guarantees that the Contract will stay in force for the guarantee period unless the debt exceeds certain contract values. (See "Loans" on page 19.) Additional payments will extend the guarantee period until such time as it is guaranteed for the whole of life of the insured. The guarantee period will be affected by partial withdrawals, by changes in death benefit options and by increases and decreases in the face amount of the additional insurance rider. A reserve is held in Merrill Lynch Life's general account to support this guarantee.

When the Guarantee Period is Less Than for Life. After the end of the guarantee period, Merrill Lynch Life may cancel the Contract if the cash value plus certain excess sales load on a processing date is insufficient to cover charges due on that date. (See "Charges Deducted from the Investment Base" on page 16 and "Contract Loading -- Excess Sales Load" on page 17.)

Merrill Lynch Life will notify the contract owner at the owner's last known address before cancelling the Contract. The contract owner will then have 61 days to pay an amount which, after deducting contract loading, equals at least three times the charges that were due (and not deducted) on the processing date when the cash value was determined to be insufficient, plus any excess sales load previously applied to keep the Contract in force. If this amount is paid, Merrill Lynch Life will deduct the charges due on the processing date and will apply the balance to the investment base. Merrill Lynch Life will cancel the Contract at the end of this grace period if payment has not yet been received. At that time, Merrill Lynch Life will deduct any charges for cost of insurance and rider costs that were applicable to the grace period and refund any unearned charges for the cost of insurance, rider costs and any excess sales load not previously applied to keep the Contract in force.

Subject to state regulation, if Merrill Lynch Life cancels a Contract, it may be reinstated while the insured is still living if:

     - the reinstatement is requested within three years after the end of the grace period;

     - Merrill Lynch Life receives satisfactory evidence of the insured's insurability; and

     - the reinstatement payment is made. The reinstatement payment is the minimum payment for which Merrill Lynch Life would then issue a Contract for the minimum guarantee period with the same face amount as the original Contract, based on the insured's attained age and underwriting class as of the effective date of the reinstated Contract.

A reinstated Contract will be effective on the processing date on or next following the date the reinstatement application is approved.

The Contract's Fixed Base. On the contract date, the fixed base equals the cash value. From then on, the fixed base is calculated in the same manner as the cash value except that the calculation substitutes 5% for the net rate of return, the guaranteed maximum cost of insurance rates and guaranteed maximum rider costs are substituted for the current rates and it is calculated as though there had been no loans or repayments. The fixed base is equivalent to the cash value for a comparable fixed benefit contract with the same face amount and guarantee period. After the end of the guarantee period the fixed base is zero. The fixed base is used to limit Merrill Lynch Life's right to cancel the Contract during the guarantee period.

Automatic Adjustment. On any contract anniversary, if the cash value is greater than the fixed base necessary to cause the guarantee period to equal the whole of life of the insured, the guarantee period will be extended to the whole of life of the insured.

CASH VALUE

A Contract's cash value fluctuates daily with the investment results of the investment divisions selected. Merrill Lynch Life does not guarantee any minimum cash value. The cash value on any date equals the total investment base plus debt plus unearned charges for cost of insurance and rider costs less any accrued net loan cost since the last contract anniversary (or since the contract date during the first contract year).

Cancelling the Contract. A contract owner may cancel the Contract at any time while the insured is living. The request must be in writing in a form satisfactory to Merrill Lynch Life. All rights to death benefits will end on the date the written request is sent to Merrill Lynch Life.

The contract owner will then receive the net cash surrender value. The contract owner may elect to receive this amount either in a single payment or under one or more income plans described on page 26. The net cash surrender value will be determined as of the date of receipt of the written request at the Service Center.

If the Contract is cancelled during the first 24 months after the issue date of the Contract, excess sales load, as described above, will be refunded except to the extent previously applied to keep the Contract in force. (See "Contract Loading -- Excess Sales Load" on page 17.)

LOANS

Contract owners may use the Contract as collateral to borrow funds from Merrill Lynch Life. The minimum loan is $1,000. Contract owners may repay all or part of the loan at any time during the insured's lifetime. Each repayment must be for at least $1,000 or the amount of the debt, if less. Certain states won't permit establishing a minimum amount that can be borrowed or repaid. If any excess sales load was previously applied to keep the Contract in force, any loan repayment will first be applied to repay such excess sales load.

When a loan is taken, Merrill Lynch Life transfers a portion of the contract owner's investment base equal to the amount borrowed out of the investment divisions and holds it as collateral in its general account. When a loan repayment is made, Merrill Lynch Life transfers an amount equal to the repayment from the general account to the investment divisions. The contract owner may select from which divisions borrowed amounts should be taken and which divisions should receive repayments (including interest payments). Otherwise, Merrill Lynch Life will take the borrowed amounts proportionately from and make repayments proportionately to the contract owner's investment base as then allocated in the investment divisions.

If a contract owner has the CMA Insurance Service, loans may be transferred to and loan repayments transferred from his or her CMA account.

Effect on Death Benefit and Cash Value. Whether or not a loan is repaid, taking a loan will have a permanent effect on a Contract's cash value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash value may be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash value will be lower, as may be the death benefit. In that case, the lower cash value may cause the Contract to lapse sooner than if no loan had been taken.

Loan Value. The loan value of a Contract equals 90% of its cash value. The sum of all outstanding loan amounts plus accrued interest is called debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the debt.

Interest. While a loan is outstanding, Merrill Lynch Life may charge interest at a maximum rate of 6% annually, subject to state regulation. Currently Merrill Lynch Life charges interest of 5.75% annually. Interest accrues each day and payments are due at the end of each contract year. If the interest isn't paid when due, it is added to the outstanding loan amount. Interest paid on a loan may not be tax deductible.

The amount held in Merrill Lynch Life's general account as collateral for a loan earns interest at a minimum of 4% annually. Currently a loan amount earns interest at 5%.

Merrill Lynch Life may change the interest rates currently charged on loans and the rates of interest earned on the loan collateral amounts. Any such changes will be effective on the contract anniversary following the date such rates are declared.

Net Loan Cost. Whether or not loan interest is paid when due, on the contract anniversary, Merrill Lynch Life reduces the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and adds that amount to the amount held in the general account as collateral for the loan. Since the interest charged is 5.75% and the collateral earnings on such amounts are 5%, the current net loan cost on loaned amounts is .75%. The net loan cost is taken into account in determining the net cash surrender value of the Contract if the date of surrender is not a contract anniversary.

Cancellation Due to Excess Debt. If on a processing date the debt exceeds the larger of (i) the cash value plus certain excess sales load, and less charges due on that date, and (ii) the fixed base (if any), Merrill Lynch Life will cancel the Contract 61 days after a notice of intent to terminate the Contract is mailed to the contract owner unless Merrill Lynch Life has received at least the minimum repayment amount specified in the notice. During the first 24 months after the Contract is issued, Merrill Lynch Life will add excess sales load to the cash value as necessary to keep the Contract in force if debt exceeds the larger of the cash value less charges due and the fixed base. (See "Contract Loading -- Excess Sales Load" on page 17.) Upon termination, Merrill Lynch Life will deduct any charges for cost of insurance and rider costs that may be applicable to the 61-day period and refund any unearned charges for cost of insurance, riders costs and any excess sales load not previously applied to keep the Contract in force. If the Contract lapses with a loan outstanding, adverse tax consequences may result. (See "Tax Considerations" on page 28.)

PARTIAL WITHDRAWALS

Beginning in contract year sixteen, and subject to state regulation, a contract owner may make partial withdrawals by submitting a request in a form satisfactory to Merrill Lynch Life. The effective date of the withdrawal is the date a withdrawal request is received at the Service Center. Contract owners may elect to receive the withdrawal amount either in a single payment or, subject to Merrill Lynch Life's rules, under one or more income plans.


Contract owners may make one partial withdrawal each contract year. The minimum amount for each partial withdrawal is $1,000. The remaining cash value less debt following a partial withdrawal must equal or exceed $5,000. The amount of any partial withdrawal may not exceed the loan value as of the effective date of the partial withdrawal less any debt. A partial withdrawal may not be repaid.


Effect on Investment Base, Fixed Base, Cash Value and Death Benefit. As of the effective date of the withdrawal, the investment base, fixed base, cash value and, if the contract owner has elected death benefit option 1, the face amount of the Contract will each be reduced by the amount of the partial withdrawal. Merrill Lynch Life allocates this reduction proportionately to the investment base in each of the contract owner's investment divisions unless notified otherwise. The variable insurance amount will also reflect the partial withdrawal as of the effective date.

Effect on Guarantee Period. As of the processing date on or next following the effective date of a partial withdrawal, Merrill Lynch Life calculates a new guarantee period. This is done by taking the immediate decrease in cash value resulting from the partial withdrawal and adding to that amount interest at an annual rate of 5% for the period from the date of the withdrawal to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is subtracted from the fixed base and the resulting new fixed base is used to calculate a new guarantee period. For a discussion of the effect of partial withdrawals on a Contract's guarantee period, see "Partial Withdrawals" in the Examples on page 43.

A partial withdrawal may cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the partial withdrawal until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax issues associated with a partial withdrawal, see "Tax Considerations" on page 28.

DEATH BENEFIT PROCEEDS

Merrill Lynch Life will pay the death benefit proceeds to the beneficiary upon receipt of all information needed to process the payment, including due proof of the death of the insured.

If the insured should die within two years from the Contract's issue date, within two years from the effective date of any requested change in the death benefit option requiring evidence of insurability, or within two years of an increase in the additional insurance rider face amount, due proof of the insured's death should be sent promptly to the Service Center since Merrill Lynch Life may pay only a limited benefit or contest the Contract. (See "Incontestability" on page 25 and "Payment in Case of Suicide" on page 26.)

Death Benefit Proceeds. The death benefit payable depends on the death benefit option in effect on the date of death.

     - Under option 1, the death benefit is equal to the larger of the face amount or the variable insurance amount.

     - Under option 2, the death benefit is equal to the larger of the face amount plus the cash value or the variable insurance amount.

Contract owners who wish to have investment experience reflected in insurance coverage should choose option 2. Contract owners who wish to have insurance coverage that generally does not vary in amount should choose option 1.

The death benefit will never be less than the amount required to keep the Contract qualified as life insurance under federal income tax laws.

To determine the death benefit proceeds, Merrill Lynch Life will subtract from the death benefit any debt and add to the death benefit any rider benefits payable.

The values used in calculating the death benefit proceeds are as of the date of death. If the insured dies during the grace period, the death benefit proceeds equal the death benefit proceeds in effect immediately prior to the grace period reduced by any overdue charges. (See "When the Guarantee Period is Less Than for Life" on page 18.)

Variable Insurance Amount. Merrill Lynch Life determines the variable insurance amount daily by:

     - calculating the cash value (plus any excess sales load during the first 24 months after the Contract is issued); and

     - multiplying it by the cash value corridor factor (explained below) for the insured at his or her attained age.

The variable insurance amount will never be less than required by federal tax law.

Cash Value Corridor Factor. The cash value corridor factor is used to determine the amount of death benefit purchased by $1.00 of cash value. It is based on the attained age of the insured on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the cash value will decrease over time. A table of cash value corridor factors as of each anniversary is included in the Contract.

               Table of Illustrative Cash Value Corridor Factors
                                on Anniversaries

                                   ATTAINED AGE                FACTOR
                        -----------------------------------    ------
                                   40 and under                 250%
                                        45                      215%
                                        55                      150%
                                        65                      120%
                                       75-90                    105%
                                    95 and over                 100%

Changing the Death Benefit Option. On each contract anniversary beginning with the fifteenth, the contract owner may change the death benefit option. Merrill Lynch Life will change the face amount in order to keep the death benefit constant on the effective date of the change. Therefore, if the change is from option 1 to option 2, the face amount of the Contract will be decreased by the cash value on the date of the change. A change in the death benefit option will not be permitted if it would result in a face amount of less than $100,000. If the change is from option 2 to option 1, the face amount of the Contract will be increased by the cash value on the date of the change. For a discussion of the effect of a change in the death benefit option on a Contract, see "Changing the Death Benefit Option" in the Examples on page 44.

If the contract owner requests a change in the death benefit option from option 1 to option 2, evidence of insurability in a form satisfactory to Merrill Lynch Life that the insured is insurable may be required. In no event will a change be permitted if, after the change, the Contract would not qualify as life insurance under federal tax laws as interpreted by Merrill Lynch Life.

A change in the death benefit option may cause a Contract which is not a modified endowment contract to become a modified endowment contract. In such a case, Merrill Lynch Life will not process the change until the contract owner confirms in writing his or her intent to convert the Contract to a modified endowment contract. For a discussion of the tax issues associated with a change in the death benefit option, see "Tax Considerations" on page 28.

PAYMENT OF DEATH BENEFIT PROCEEDS

Merrill Lynch Life will generally pay the death benefit proceeds to the beneficiary within seven days after all the information needed to process the payment is received at its Service Center. Merrill Lynch Life will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described on page 26.

Payment may be delayed if the Contract is being contested or under the circumstances described in "Using the Contract" on page 23 and "Other Contract Provisions" on page 25. If a delay is necessary and death of the insured occurs prior to the end of the guarantee period, Merrill Lynch Life may delay payment of any excess of the death benefit over the face amount. After the guarantee period has expired, Merrill Lynch Life may delay payment of the entire death benefit.

RIGHTS TO CANCEL OR CONVERT

"Free Look" Period. A contract owner may cancel his or her Contract during the "free look" period by returning it for a refund. Generally, the "free look" period ends the later of ten days after the Contract is received, 45 days after the contract owner completes the application or ten days after Merrill Lynch Life mails or personally delivers to the contract owner the Notice of Withdrawal Right. To cancel the Contract during the "free look" period, the contract owner must mail or deliver the Contract to Merrill Lynch Life's Service Center or to the registered representative who sold it. Merrill Lynch Life will refund the payment made without interest. If cancelled, Merrill Lynch Life may require the contract owner to wait six months before applying again.

Converting the Contract. A contract owner may convert the Contract for a contract with benefits that do not vary with the investment results of a separate account. Once a contract owner exercises this right, the investment base and additional payments may not be allocated to the Separate Account. A request to convert must be made in writing within 24 months after the issue date of the Contract while the insured is living. The conversion will not require evidence of insurability.

The conversion will be accomplished by adding an endorsement to the Contract and transferring, without charge, the investment base in the Separate Account to the guaranteed interest division ("GID"). Assets in the guaranteed interest division are held in Merrill Lynch Life's general account. The investment base at the time of conversion and any additional payments will remain in the guaranteed interest division and be credited with interest at a rate declared by Merrill Lynch Life. A declared interest rate for any amount allocated to the guaranteed interest division will be in effect for at least one year. After conversion, the Contract will not be subject to charges to the Separate Account. For a discussion of the tax consequences of converting the Contract, see "Tax Considerations" on page 28.

REPORTS TO CONTRACT OWNERS

After the end of each processing period, contract owners will be sent a statement of the allocation of their investment base, death benefit, cash value, any debt and, if there has been a change, the face amount, the guarantee period and the additional insurance rider face amount. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the investment base during the processing period. The statement will also include any other information that may be currently required by a contract owner's state.

Contract owners will receive confirmation of all financial transactions. Such confirmations will show the price per unit of each of the contract owner's investment divisions, the number of units a contract owner has in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for an Investment Division" on page 32.) The sum of the values in each investment division is a contract owner's investment base.

Contract owners will also be sent an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Series Fund and the Variable Series Funds, as required by the Investment Company Act of 1940.

CMA Account Reporting. Contract owners who have the CMA Insurance Service will have certain Contract information included as part of their regular monthly CMA account statement. It will list the investment base allocation, death benefit, cash value, debt and any CMA account activity affecting the Contract during the month.

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

Ownership. The contract owner is usually the insured, unless another owner has been named in the application. The contract owner has all rights and options described in the Contract.

The contract owner may want to name a contingent owner. If the contract owner dies before the insured, the contingent owner will own the contract owner's interest in the Contract and have the contract owner's rights. If the contract owner doesn't name a contingent owner, the contract owner's estate will own the contract owner's interest in the Contract upon the owner's death.

If there is more than one contract owner, Merrill Lynch Life will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. The owners must exercise their rights and options jointly, except that any one of the owners may reallocate the Contract's investment base by phone if the owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

Changing the Owner. During the insured's lifetime, with the consent of any irrevocable beneficiary, the contract owner has the right to transfer ownership of the Contract. The new owner will have all rights and options described in the Contract. The change will be effective as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center. Changing the owner may have tax consequences. (See "Tax Considerations" on page 28.)

Assigning the Contract as Collateral. Contract owners may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, the contract owner's rights and any beneficiary's rights are subject to the terms of the assignment. Contract owners must give satisfactory written notice at the Service Center in order to make or release an assignment. Merrill Lynch Life is not responsible for the validity of any assignment.

For a discussion of the tax issues associated with a collateral assignment, see "Tax Considerations" on page 28.

Naming Beneficiaries. Merrill Lynch Life will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died, Merrill Lynch Life will pay the contingent beneficiary. If no contingent beneficiary is living, Merrill Lynch Life will pay the estate of the insured.

A contract owner may name more than one person as primary or contingent beneficiaries. Merrill Lynch Life will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides otherwise.

A contract owner has the right to change beneficiaries during the insured's lifetime, unless the primary beneficiary designation has been made irrevocable. If the designation is irrevocable, the primary beneficiary must consent when certain rights and options are exercised under this Contract. If the beneficiary is changed, the change will take effect as of the day the notice is signed, but will not affect any payment made or action taken by Merrill Lynch Life before receipt of the notice of the change at the Service Center.

Maturity Proceeds. The maturity date is the contract anniversary nearest the insured's 100th birthday. On the maturity date, Merrill Lynch Life will pay the net cash surrender value to the contract owner, provided the insured is still living at that time.

How Merrill Lynch Life Makes Payments. Merrill Lynch Life generally pays death benefit proceeds, partial withdrawals, loans and net cash surrender value on cancellation from the Separate Account within seven days after the Service Center receives all the information needed to process the payment.

However, it may delay payment from the Separate Account if it isn't practical for Merrill Lynch Life to value or dispose of Trust units, Series Fund shares or Variable Series Funds shares because:

     - the New York Stock Exchange is closed, other than for a customary weekend or holiday; or

     - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission; or

     - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

     - the Securities and Exchange Commission by order so permits for the protection of contract owners.

SOME ADMINISTRATIVE PROCEDURES

Described below are certain administrative procedures. Merrill Lynch Life reserves the right to modify them or to eliminate them. For administrative and tax purposes, Merrill Lynch Life may from time to time require that specific forms be completed in order to accomplish certain transactions, including surrenders.

Personal Identification Number. Merrill Lynch Life will send each contract owner a four-digit personal identification number ("PIN") shortly after the Contract is placed in force and before the end of the "free look" period. This number must be given when the contract owner calls the Service Center to get information about the Contract, to make a loan (if an authorization is on file), or to make other requests. Each PIN will be accompanied by a notice reminding the contract owner that all of the investment base is in the division investing in the Money Reserve Portfolio, and that this allocation may be changed by calling or writing to the Service Center. (See "Changing the Allocation" on page 16.)

Reallocating the Investment Base. Contract owners can reallocate their investment base either in writing in a form satisfactory to Merrill Lynch Life or by phone. If the reallocation is requested by phone, contract owners must give their personal identification number as well as their Contract number. Merrill Lynch Life will give a confirmation number over the phone and then follow up in writing.

Requesting a Loan. A loan may be requested in writing in a form satisfactory to Merrill Lynch Life or, if all required authorization forms are on file, by phone. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life the loan amount and from which divisions the loan should be transferred.

Upon request, Merrill Lynch Life will wire the funds to the contract owner's account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Requesting Partial Withdrawals. Beginning in contract year 16, partial withdrawals may be requested in writing in a form satisfactory to Merrill Lynch Life. A contract owner may request a partial withdrawal by phone if all required phone authorization forms are on file. Once the authorization has been received at the Service Center, contract owners can call the Service Center, give their Contract number, name and personal identification number, and tell Merrill Lynch Life how much to withdraw and from which investment divisions.

Upon request, Merrill Lynch Life will wire the funds to the contract owner's account at the financial institution named on the contract owner's authorization. Merrill Lynch Life will generally wire the funds within two working days of receipt of the request. If the contract owner has the CMA Insurance Service, funds may be transferred directly to that CMA account.

Telephone Requests. A telephone request for a loan, partial withdrawal or a reallocation received before 4 p.m. (ET) generally will be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. Merrill Lynch Life reserves the right to change or discontinue telephone transfer procedures.

OTHER CONTRACT PROVISIONS

In Case of Errors in the Application. If an age or sex given in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. Merrill Lynch Life will pay what the payments made would have bought for the guarantee period at the true age or sex.

Incontestability. Merrill Lynch Life will rely on statements made in the applications. Legally, they are considered representations, not warranties. Merrill Lynch Life can contest the validity of a Contract if any material misstatements are made in the initial application or any application for reinstatement. Merrill Lynch Life can also contest the validity of any change in face amount due to a change in death benefit option or any increase in the additional insurance rider face amount requested if any material misstatements are made in any application required for the change or increase.

Subject to state regulation, Merrill Lynch Life will not contest the validity of a Contract after it has been in effect during the lifetime of the insured for two years from the date of issue or the date of any reinstatement. A change in face amount due to a change in the death benefit option or any increase in the additional insurance rider face amount won't be contested after the change or increase has been in effect during the lifetime of the insured for two years from the date of the change.

Payment in Case of Suicide. Subject to state regulation, if the insured commits suicide within two years from the Contract's issue date or the date of any reinstatement, Merrill Lynch Life will pay only a limited death benefit and then terminate the Contract. The benefit will be equal to the amount of the payments made, reduced by any debt.

Subject to state regulation, if the insured commits suicide within two years of the effective date of a change in the death benefit option requiring evidence of insurability or of the effective date of an increase in the additional insurance rider face amount, any amount of death benefit which would not be payable except for the fact that the face amount was increased will be limited to the amount of cost of insurance deductions made for the increase.

Contract Changes -- Applicable Federal Tax Law. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. Therefore, to maintain this qualification to the maximum extent of the law, Merrill Lynch Life reserves the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable tax law as interpreted by Merrill Lynch Life. Further, Merrill Lynch Life reserves the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent it is necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and contract owners will be given advance written notice of such changes.

State Variations. Certain Contract features, including the "free look" right, are subject to state variation. The contract owner should read his or her Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

INCOME PLANS

Merrill Lynch Life offers several income plans to provide for payment of the death benefit proceeds to the beneficiary. The contract owner may choose one or more income plans at any time during the lifetime of the insured. If no plan has been chosen when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to that beneficiary to one or more of the plans. The contract owner may also choose one or more income plans if the Contract is cancelled or a partial withdrawal is taken. Merrill Lynch Life's approval is needed for any plan where any income payment would be less than $100. Payments under these plans do not depend on the investment results of a separate account.

Income plans include:

     Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

     Interest Payment. Amounts can be left with Merrill Lynch Life to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

     Income for a Fixed Period. Payments are made in equal installments for a fixed number of years.

     Income for Life. Payments are made in equal monthly installments until death of a named person or end of a designated period, whichever is later. The designated period may be for 10 or 20 years.

     Income of a Fixed Amount. Payments are made in equal installments until proceeds applied under the option and interest on unpaid balance at not less than 3% per year are exhausted.

     Joint Life Income. Payments are made in monthly installments as long as at least one of two named persons is living. While both are living, full payments are made. If one dies, payments at two-thirds of the full amount are made. Payments end completely when both named persons die.

Once in effect, some of the plans may not provide any surrender rights.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, Merrill Lynch Life may reduce the sales load, cost of insurance rates and the minimum payment and may modify underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows Merrill Lynch Life to sell Contracts to its employees on an individual basis. Costs for sales, administration and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. Merrill Lynch Life takes all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

Merrill Lynch Life makes any reductions according to rules in effect when an application for a Contract or additional payment is approved. It may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS FOR EMPLOYERS


In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.



Generally, the Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisers before purchasing Contracts; specifically, the addition of a unisex rider to such Contracts may be required.


Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and contract benefits for contracts issued on the lives of their residents. Therefore, Contracts offered in this Prospectus to insure residents of these states will have unisex payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

SELLING THE CONTRACTS

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is World Financial Center, 250 Vesey Street, New York, New York 10281. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts issued by Merrill Lynch Life, as well as variable life insurance and variable annuity contracts issued by ML Life Insurance Company of New York, an affiliate of Merrill Lynch Life. MLPF&S also acts as principal underwriter of certain mutual funds managed by MLAM, the investment adviser for the Series Fund and the Variable Series Funds.

Contracts are sold by registered representatives of MLPF&S who are also licensed through various Merrill Lynch Life Agencies as insurance agents for Merrill Lynch Life. Merrill Lynch Life has entered into a distribution agreement with MLPF&S and companion sales agreements with the Merrill Lynch Life Agencies through which agreements the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agencies and/or MLPF&S.

The maximum commissions Merrill Lynch Life will pay to the applicable insurance agency to be used to pay commissions to registered representatives are as follows: 95% of the target premium under the Contract; plus 3% of payments thereafter. In addition, an amount equal to .11% of persisting investment base under a Contract may be paid on an annual basis. Commissions may be paid in the form of non-cash compensation.


The amounts paid under the distribution and sales agreements for the Separate Account for the years ended December 31, 1995, December 31, 1994 and December 31, 1993 were $8,375,066, $8,456,418, and $2,513,335, respectively.


MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S registered representatives.

TAX CONSIDERATIONS

Definition of Life Insurance. In order to qualify as a life insurance contract for federal tax purposes, the Contract must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). The manner in which Section 7702 should be applied to certain features of the Contract offered in this Prospectus is not directly addressed by Section 7702. Nevertheless, Merrill Lynch Life believes that the Contract will meet the Section 7702 definition of a life insurance contract. This means that:

     - the death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

     - the contract owner should not be considered in constructive receipt of the cash value, including any increases, until actual cancellation of the Contract (see "Tax Treatment of Loans and Other Distributions" on page
       29).

In the absence of final regulations or other pertinent interpretations of
Section 7702, however, there is necessarily some uncertainty as to whether a substandard risk Contract will meet the statutory life insurance contract definition. There may also be some uncertainty with respect to a Contract with an additional insurance rider attached. If a Contract were determined not to be a life insurance contract for purposes of Section 7702, such Contract would not provide most of the tax advantages normally provided by a life insurance contracts.

Merrill Lynch Life thus reserves the right to make changes in the Contract if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes. (See "Contract Changes -- Applicable Federal Tax Law" on page 26.)

Diversification. Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Contract must be "adequately diversified" in accordance with Treasury regulations in order for the Contract to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Series Fund and the Variable Series Funds, intends to comply with these requirements. Although Merrill Lynch Life doesn't control the Series Fund or the Variable Series Funds, it intends to monitor the investments of the Series Fund and the Variable Series Funds to ensure compliance with the requirements prescribed by the Treasury Department.

In connection with the issuance of the temporary diversification regulations, the Treasury Department stated that it anticipates the issuance of regulations or rulings prescribing the circumstances in which an owner's control of the investments of a separate account may cause the owner, rather than the insurance company, to be treated as the owner of the assets in the account. If the contract owner is considered the owner of the assets of the Separate Account, income and gains from the account would be included in the owner's gross income.

The ownership rights under the Contract offered in this Prospectus are similar to, but different in certain respects from, those described by the Internal Revenue Service in rulings in which it determined that the owners were not owners of separate account assets. For example, the owner of the Contract has additional flexibility in allocating payments and cash values. These differences could result in the owner being treated as the owner of the assets of the Separate Account. In addition, Merrill Lynch Life does not know what standards will be set forth in the regulations or rulings which the Treasury has stated it expects to be issued. Merrill Lynch Life therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered an owner of the assets of the Separate Account.


Tax Treatment of Loans and Other Distributions. Federal tax law establishes a class of life insurance contracts referred to as modified endowment contracts. A modified endowment contract is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of payments that can be made into a contract each year in the first seven contract years in order to avoid modified endowment treatment. In effect, compliance with the 7-pay test requires that contracts be purchased with a higher face amount for a given initial payment than would otherwise be required, at a minimum, to meet the definition of life insurance. Contracts that do not satisfy the 7-pay test, including contracts which initially satisfied the 7-pay test but later failed the test, will be considered modified endowment contracts subject to the following distribution rules. Loans and partial withdrawals from, as well as collateral assignments of, modified endowment contracts will be treated as distributions to the contract owner. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as a distribution which may be subject to income tax, to the extent of the income in the contract. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these contracts will be included in gross income on an income-first basis to the extent of any income in the contract (the cash value less the contract owner's investment in the contract) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, capitalized interest, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

Contracts that comply with the 7-pay test will not be classified as modified endowment contracts. Loans from contracts that are not modified endowment contracts will be considered indebtedness of an owner and no part of a loan will constitute income to the owner. In addition, pre-death distributions from these contracts will generally not be included in gross income to the extent that the amount received does not exceed the owner's investment in the contract. A lapse of such a contract with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the contract and may be taxable.

Compliance with the 7-pay test does not imply or guarantee that only seven payments will be required for the initial death benefit to be guaranteed for life. Making additional payments or reducing the benefits (for example, through a partial withdrawal, a change in death benefit option or terminating additional benefits under a rider) may violate the 7-pay test or, at a minimum, reduce the amount that may be paid in the future under the 7-pay test. Further, reducing the death benefit during the first seven contract years will require retroactive retesting and may well result in a failure of the 7-pay test regardless of any efforts by Merrill Lynch Life to provide a payment schedule that will not violate the 7-pay test.


Any contract received in an exchange for a modified endowment contract will be considered a modified endowment contract and will be subject to the tax treatment accorded to modified endowment contracts that is described in the Prospectus. A contract that is not originally classified as a modified endowment contract can become so classified if there is a reduction in benefits during the first seven contract years (including, for example, by a decrease in the additional insurance rider face amount or a change in death benefit option) or if a material change is made in the contract at any time. (A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation, such as a change in death benefit option.) This could result from additional payments made after 7-pay test calculations done at the time of the contract exchange. Contract owners may choose not to exercise their right to make additional payments, in order to preserve their contract's current tax treatment.


If a contract becomes a modified endowment contract, distributions that occur during the contract year it becomes a modified endowment contract and any subsequent contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Special Treatment of Loans on the Contract. If there is any borrowing against the Contract, whether a modified endowment contract or not, the interest paid on loans may not be tax deductible.

Aggregation of Modified Endowment Contracts. In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a contract that is treated as a modified endowment contract under the rules described above, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if Merrill Lynch Life or any of its affiliates issues to the same contract owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all those contracts will be aggregated and attributed to that distribution.

Tax Treatment of Policy Split. The Contract may be issued upon exercise of rights provided by a policy split rider under certain joint and last survivor contracts issued by Merrill Lynch Life. (For more information about this rider and the conditions and rules relating to the exercise of any rights under the rider, the contract owner should call the Service Center.) A policy split could have adverse tax consequences; for example, it is not clear whether a policy split will be treated as a nontaxable exchange under Sections 1031 through 1043 of the Code. If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the joint and last survivor contract at the time of the split. In addition, it is not clear whether the individual contracts that result from a policy split would in all circumstances be treated as life insurance contracts for federal income tax purposes and, if so treated, whether the contracts would be classified as modified endowment contracts. (See "Tax Treatment of Loans and Other Distributions" on page 29.) Before the contract owner exercises rights provided by a policy split rider in order to obtain this Contract, it is important that he or she consult with a competent tax advisor regarding the possible consequences of a policy split.

Other Tax Considerations. The transfer of the Contract or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation skipping transfer taxes. For example, the transfer of the Contract to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the contract owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

The individual situation of each contract owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. The contract owner should consult with a tax advisor for specific information in connection with these taxes.

The particular situation of each contract owner or beneficiary will determine how ownership or receipt of contract proceeds will be treated for purpose of federal or state tax, as well as state and local estate, inheritance, generation skipping and other taxes.

Other Transactions. Changing the contract owner or an additional insurance rider's face amount may have tax consequences. Exchanging this Contract for another involving the same insured should have no federal income consequences if there is no debt and no cash or other property is received, according to Section 1035(a)(1) of the Code. The new contract would have to satisfy the 7-pay test from the date of the exchange to avoid characterization as a modified endowment contract. An exchange for a new contract may, however, result in a loss of grandfathering status for statutory changes made after the old contract was issued. A tax advisor should be consulted before effecting an exchange.

In addition, the Contract may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


Ownership of This Contract by Non-Natural Persons. The above discussion of the tax consequences arising from the purchase, ownership and transfer of the Contract has assumed that the owner of the Contract consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as contract loans. Further, organizations purchasing Contracts covering the life of an individual who is an officer or employee, or is financially interested in, the taxpayer's trade or business, should consult a tax advisor regarding possible tax consequences associated with a contract prior to the acquisition of this Contract and also before entering into any subsequent changes to or transactions under this Contract.


Merrill Lynch Life does not make any guarantee regarding the tax status of any Contract or any transaction regarding the Contract.

The above discussion is not intended as tax advice. For tax advice contract owners should consult a competent tax advisor. Although this tax discussion is based on Merrill Lynch Life's understanding of federal income tax laws as they are currently interpreted, it can't guarantee that those laws or interpretations will remain unchanged.

MERRILL LYNCH LIFE'S INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten-year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and results in a significantly higher corporate income tax liability for Merrill Lynch Life in early contract years. Merrill Lynch Life makes a charge to compensate Merrill Lynch Life for the anticipated higher corporate income taxes that result from the receipt of payments under a Contract. (See "Contract Loading" on page 17.)

Currently, Merrill Lynch Life makes no charges to the Separate Account for any federal, state or local taxes that it incurs that may be attributable to the Separate Account or to the Contracts. Merrill Lynch Life, however, reserves the right to make a charge for assessments of federal premium taxes or federal, state or local excise, profits or income taxes measured by or attributable to the receipt of premiums.

REINSURANCE

Merrill Lynch Life intends to reinsure some of the risks assumed under the Contracts.

               MORE ABOUT THE SEPARATE ACCOUNT AND ITS DIVISIONS

ABOUT THE SEPARATE ACCOUNT

The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. This registration does not involve any supervision by the Securities and Exchange Commission of Merrill Lynch Life's management or the management of the Separate Account. The Separate Account is also governed by the laws of the State of Arkansas, Merrill Lynch Life's state of domicile.

Merrill Lynch Life owns all of the assets of the Separate Account. These assets are held separate and apart from all of Merrill Lynch Life's other assets. Merrill Lynch Life maintains records of all purchases and redemptions of Series Fund, Variable Series Funds and Zero Trust shares by each of the investment divisions.

CHANGES WITHIN THE ACCOUNT

Merrill Lynch Life may from time to time make additional investment divisions available to contract owners. These divisions will invest in investment portfolios Merrill Lynch Life finds suitable for the Contracts. Merrill Lynch Life also has the right to eliminate investment divisions from the Separate Account, to combine two or more investment divisions, or to substitute a new portfolio for the portfolio in which an investment division invests. A substitution may become necessary if, in Merrill Lynch Life's judgment, a portfolio no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations or in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. Merrill Lynch Life would get any required prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission before making such a substitution. It would also get any other required approvals before making such a substitution.

Subject to any required regulatory approvals, Merrill Lynch Life reserves the right to transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, Merrill Lynch Life reserves the right to:

     - deregister the Separate Account under the Investment Company Act of 1940;

     - operate the Separate Account as a management company under the Investment Company Act of 1940;

     - restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account; and

     - combine the Separate Account with other separate accounts.

NET RATE OF RETURN FOR AN INVESTMENT DIVISION

Each investment division has a distinct unit value (also referred to as "price" or "separate account index" in reports furnished to the contract owner by Merrill Lynch Life). When payments or other amounts are allocated to an investment division, a number of units are purchased based on the value of a unit of the investment division as of the end of the valuation period during which the allocation is made. When amounts are transferred out of, or deducted from, an investment division, units are redeemed in a similar manner. A valuation period is each business day together with any non-business days before it. A business day for an investment division is any day the New York Stock Exchange is open or the SEC requires that the net asset value of an investment division be determined.

For each investment division, the separate account index was initially set at $10.00. The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period. Merrill Lynch Life determines the net rate of return of an investment division at the end of each valuation period. The net rate of return reflects the investment performance of the division for the valuation period and is net of the charges to the Separate Account described on page 17.

For divisions investing in the Series Fund or the Variable Series Funds, shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Series Fund or the Variable Series Funds.

For divisions investing in the Zero Trusts, units of each Zero Trust are valued at the sponsor's repurchase price, as explained in the prospectus for the Zero Trusts.

THE SERIES FUND AND THE VARIABLE SERIES FUNDS

Buying and Redeeming Shares. The Series Fund and the Variable Series Funds sell and redeem their shares at net asset value. Any dividend or capital gain distribution will be reinvested at net asset value in shares of the same portfolio.

Voting Rights. Merrill Lynch Life is the legal owner of all Series Fund and Variable Series Funds shares held in the Separate Account. As the owner, Merrill Lynch Life has the right to vote on any matter put to vote at the Series Fund's and the Variable Series Funds' shareholder meetings. However, Merrill Lynch Life will vote all Series Fund and Variable Series Funds shares attributable to Contracts according to instructions received from contract owners. Shares attributable to Contracts for which no voting instructions are received will be voted in the same proportion as shares in the respective investment divisions for which instructions are received. Shares not attributable to Contracts will also be voted in the same proportion as shares in the respective divisions for which instructions are received. If any federal securities laws or regulations, or their present interpretation, change to permit Merrill Lynch Life to vote Series Fund or Variable Series Funds shares in its own right, it may elect to do so.

Merrill Lynch Life determines the number of shares that contract owners have in an investment division by dividing their Contract's investment base in that division by the net asset value of one share of the portfolio. Fractional votes will be counted. Merrill Lynch Life will determine the number of shares for which a contract owner may give voting instructions 90 days or less before each Series Fund or Variable Series Funds meeting. Merrill Lynch Life will request voting instructions by mail at least 14 days before the meeting.

Under certain circumstances, Merrill Lynch Life may be required by state regulatory authorities to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory contract.

Merrill Lynch Life may also disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. Merrill Lynch Life would disapprove a proposed change only if it was:

     - contrary to state law;

     - prohibited by state regulatory authorities; or

     - decided by management that the change would result in overly speculative or unsound investments.

If Merrill Lynch Life disregards voting instructions, it will include a summary of its actions in the next semi-annual report.


Resolving Material Conflicts. Shares of the Series Fund are available for investment by Merrill Lynch Life, ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.) and Monarch Life Insurance Company (an insurance company not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc.). Shares of the Variable Series Funds are currently sold only to separate accounts of Merrill Lynch Life, ML Life Insurance Company of New York, and several insurance companies not affiliated with Merrill Lynch Life or Merrill Lynch & Co., Inc. to fund benefits under certain variable life insurance and variable annuity contracts. Shares of each Fund of Variable Series Funds may be made available to the separate accounts of additional insurance companies in the future.


It is possible that differences might arise between Merrill Lynch Life's Separate Account and one or more of the other separate accounts which invest in the Series Fund or the Variable Series Funds. In some cases, it is possible that the differences could be considered "material conflicts". Such a "material conflict" could also arise due to changes in the law (such as state insurance law or federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of difference in voting instructions from Merrill Lynch Life's contract owners and those of the other insurance companies, or for other reasons. Merrill Lynch Life will monitor events to determine how to respond to such conflicts. If a conflict occurs, Merrill Lynch Life may be required to eliminate one or more investment divisions of the Separate Account which invest in the Series Fund or the Variable Series Funds or substitute a new portfolio for a portfolio in which a division invests. In responding to any conflict, Merrill Lynch Life will take the action which it believes necessary to protect its contract owners consistent with applicable legal requirements.


Administration Services Arrangement. MLAM has entered into an agreement with Merrill Lynch Insurance Group, Inc. ("MLIG"), an affiliate of Merrill Lynch Life, with respect to administration services for the Series Fund and the Variable Series Funds in connection with the Contracts and other variable life insurance and variable annuity contracts issued by Merrill Lynch Life. Under this agreement, MLAM pays compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Series Fund and the Variable Series Funds to MLAM attributable to variable contracts issued by Merrill Lynch Life.



CHARGES TO SERIES FUND ASSETS


The Series Fund incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of:

     - .50% of the first $250 million of the aggregate average daily net assets of the Series Fund;

     - .45% of the next $50 million of such assets;

     - .40% of the next $100 million of such assets;

     - .35% of the next $400 million of such assets; and

     - .30% of such assets over $800 million.

One or more of the insurance companies investing in the Series Fund has agreed to reimburse the Series Fund so that the ordinary expenses of each portfolio (which include the monthly advisory fee) do not exceed .50% of the portfolio's average daily net assets. These companies have also agreed to reimburse MLAM for any amounts it pays under the investment advisory agreement, as described below. These reimbursement obligations will remain in effect so long as the advisory agreement remains in effect and cannot be amended or terminated without Series Fund approval.

Under its investment advisory agreement, MLAM has agreed that if any portfolio's aggregate ordinary expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the expense limitations for investment companies in effect under any state securities law or regulation, it will reduce its fee for that portfolio by the amount of the excess. If required, it will reimburse the Series Fund for the excess. This reimbursement agreement will remain in effect so long as the advisory agreement remains in effect and cannot be amended without Series Fund approval.

CHARGES TO VARIABLE SERIES FUNDS ASSETS


The Variable Series Funds incurs operating expenses and pays a monthly advisory fee to MLAM. This fee equals an annual rate of .60% of the average daily net assets of the Basic Value Focus Fund, World Income Focus Fund and Global Utility Focus Fund. This fee equals an annual rate of .75%, .60%, 1.00%, and .75% of the average daily net assets of the International Equity Focus Fund, the International Bond Fund, the Developing Capital Markets Focus Fund, and the Equity Growth Fund, respectively.


Under its investment advisory agreement, MLAM has agreed to reimburse the Variable Series Funds if and to the extent that in any fiscal year the operating expenses of any Fund exceeds the most restrictive expense limitations then in effect under any state securities laws or published regulations thereunder. Expenses for this purpose include MLAM's fee but exclude interest, taxes, brokerage commissions and extraordinary expenses, such as litigation. No fee payments will be made to MLAM with respect to any Fund during any fiscal year which would cause the expenses of such Fund to exceed the pro rata expense limitation applicable to such Fund at the time of such payment. This reimbursement agreement will remain in effect so long as the advisory agreement remains in effect and cannot be amended without Variable Series Funds approval.

MLAM and Merrill Lynch Life Agency, Inc. have entered into two agreements which limit the operating expenses paid by each Fund in a given year to 1.25% of its average daily net assets, which is less than the expense limitations imposed by state securities laws or published regulations thereunder. These reimbursement agreements provide that any expenses in excess of 1.25% of average daily net assets will be reimbursed to the Fund by MLAM which, in turn, will be reimbursed by Merrill Lynch Life Agency, Inc.

THE ZERO TRUSTS


The 17 Zero Trusts:



                                      TARGETED RATE OF RETURN
                                         TO MATURITY AS OF
ZERO TRUST        MATURITY DATE           APRIL   , 1996
-----------    -------------------    -----------------------
   1997        February 15, 1997                   %
   1998        February 15, 1998                   %
   1999        February 15, 1999                   %
   2000        February 15, 2000                   %
   2001        February 15, 2001                   %
   2002        February 15, 2002                   %
   2003        August 15, 2003                     %
   2004        February 15, 2004                   %
   2005        February 15, 2005                   %
   2006        February 15, 2006                   %
   2007        February 15, 2007                   %
   2008        February 15. 2008                   %
   2009        February 15, 2009                   %
   2010        February 15, 2010                   %
   2011        February 15, 2011                   %
   2013        February 15, 2013                   %
   2014        February 15, 2014                   %


Targeted Rate of Return to Maturity

Because the underlying securities in the Zero Trusts will grow to their face value on the maturity date, it is possible to estimate a compound rate of growth to maturity for the Zero Trust units.

But because the units are held in the Separate Account, the asset charge and the trust charge (described in "Charges to the Separate Account" on page 17) must be taken into account in estimating a targeted rate of return for the Separate Account. The targeted rate of return to maturity for the Separate Account depends on the compound rate of growth adjusted for these charges. It does not, however, represent the actual return on a payment Merrill Lynch Life might receive under the Contract on that date, since it does not reflect the charges for contract loading deducted from payments to a Contract, charges for cost of insurance and rider costs and any net loan cost deducted from a Contract's investment base.

Since the value of the Zero Trust units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity for the Zero Trust units and the targeted rate of return to maturity for the Separate Account will vary correspondingly.

                                 ILLUSTRATIONS

ILLUSTRATIONS OF DEATH BENEFITS, INVESTMENT BASE, NET CASH SURRENDER VALUES AND ACCUMULATED PAYMENTS

The tables on pages 38 through 41 demonstrate the way in which the Contract works. The tables are based on the following ages, face amounts, payments and guarantee periods and show values based upon both current and maximum mortality charges.

          1. The illustration on page 38 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $9,055 through contract year 52, an initial face amount of $500,000, an initial guarantee period of 2.5 years and coverage under death benefit option 1. It assumes current mortality charges.

          2. The illustration on page 39 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $9,055 through contract year 52, an initial face amount of $500,000, an initial guarantee period of 2.5 years and coverage under death benefit option 1. It assumes maximum mortality charges.

          3. The illustration on page 40 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $27,729 through contract year 43, an initial face amount of $500,000, an initial guarantee period of 9.5 years and coverage under death benefit option 2. It assumes current mortality charges.

          4. The illustration on page 41 is for a Contract issued to a male age 45 in the standard non-smoker underwriting class with annual payments of $27,729 through contract year 43, an initial face amount of $500,000, an initial guarantee period of 9.5 years and coverage under death benefit option 2. It assumes maximum mortality charges.

The tables show how the death benefit, investment base and net cash surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, investment base and net cash surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, investment base and net cash surrender value as of the end of each contract year take into account the daily asset charge in the Separate Account equivalent to .90% (annually at the beginning of the year) of assets attributable to the Contracts at the beginning of the year.


The amounts shown in the tables also assume an additional charge of .490%. This charge assumes that investment base is allocated equally among all investment divisions and is based on the 1995 expenses (including monthly advisory fees) for the Series Fund and the Variable Series Funds, and the current trust charge. This charge does not reflect expenses incurred by the Natural Resources Portfolio of the Series Fund and the Developing Capital Markets Focus Fund of the Variable Series Funds in 1995, which were reimbursed to the Series Fund and
Variable Series Funds, respectively, by MLAM. The reimbursements amounted to   %
and   %, respectively, of the average daily net assets of these portfolios. (See
"Charges to Series Fund Assets" on page 34.) The actual charge under a Contract for Series Fund and Variable Series Funds expenses and the trust charge will depend on the actual allocation of the investment base and may be higher or lower depending on how the investment base is allocated.


Taking into account the .90% asset charge in the Separate Account and the .490% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -1.39%, 4.56%, and 10.51%, respectively. The gross returns are before any deductions and should not be compared to rates which are after deduction of charges.

The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future, although they do reflect the charge for federal taxes included in the contract loading. (See "Contract Loading" on page 17.) In order to produce after tax returns of 0%, 6% and 12%, the Series Fund and the Variable Series Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the payments were invested to earn interest (after taxes) at 5% compounded annually.

Merrill Lynch Life will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates and will assume that the proposed insured is in a standard non-smoker underwriting class.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
               ANNUAL PAYMENTS OF $9,055 THROUGH CONTRACT YEAR 52
         FACE AMOUNT(1) : $500,000 INITIAL GUARANTEE PERIOD: 2.5 YEARS
                             DEATH BENEFIT OPTION 1
                       BASED ON CURRENT MORTALITY CHARGES


                                                                                                      END OF YEAR
                                                                            TOTAL                   DEATH BENEFIT(3)
                                                                          PAYMENTS            ASSUMING HYPOTHETICAL GROSS
                                                                          MADE PLUS             ANNUAL RATE OF RETURN OF
                                                                      INTEREST AT 5% AS    ----------------------------------
                  CONTRACT YEAR                     PAYMENTS(2)(6)     OF END OF YEAR        0%          6%           12%
-------------------------------------------------   --------------    -----------------    -------    --------    -----------
 1...............................................        9,055                9,508        500,000     500,000        500,000
 2...............................................        9,055               19,491        500,000     500,000        500,000
 3...............................................        9,055               29,973        500,000     500,000        500,000
 4...............................................        9,055               40,979        500,000     500,000        500,000
 5...............................................        9,055               52,536        500,000     500,000        500,000
 6...............................................        9,055               64,671        500,000     500,000        500,000
 7...............................................        9,055               77,412        500,000     500,000        500,000
 8...............................................        9,055               90,790        500,000     500,000        500,000
 9...............................................        9,055              104,837        500,000     500,000        500,000
10...............................................        9,055              119,587        500,000     500,000        500,000
15...............................................        9,055              205,163        500,000     500,000        500,000
20...............................................        9,055              314,383        500,000     500,000        500,000
30...............................................        9,055              631,684        500,000     500,000      1,097,350
55...............................................            0            2,562,914        500,000     946,598     11,726,620



                                                          END OF YEAR
                                                      INVESTMENT BASE AND                        END OF YEAR
                                                 NET CASH SURRENDER VALUE(3)(4)                CASH VALUE(3)(5)
                                                  ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS
                                                    ANNUAL RATE OF RETURN OF               ANNUAL RATE OF RETURN OF
                                              ------------------------------------    ----------------------------------
               CONTRACT YEAR                    0%           6%            12%          0%          6%           12%
-------------------------------------------   -------     --------     -----------    -------    --------    -----------
 1.........................................     3,801        4,046           4,291      3,801       4,046          4,291
 2.........................................     7,322        8,041           8,790      7,322       8,041          8,790
 3.........................................    14,614       16,276          18,056     14,614      16,276         18,056
 4.........................................    21,673       24,751          28,161     21,673      24,751         28,161
 5.........................................    28,537       33,519          39,237     28,537      33,519         39,237
 6.........................................    35,223       42,609          51,405     35,223      42,609         51,405
 7.........................................    41,742       52,045          64,794     41,742      52,045         64,794
 8.........................................    48,135       61,888          79,585     48,135      61,888         79,585
 9.........................................    54,380       72,133          95,904     54,380      72,133         95,904
10.........................................    60,421       82,747         113,871     60,421      82,747        113,871
15.........................................    85,740      140,253         234,145     85,740     140,253        234,145
20.........................................   102,226      206,910         387,863    102,226     206,910        387,863
30.........................................    92,418      353,683       1,025,560     92,418     353,683      1,025,560
55.........................................         0      946,598      11,726,620          0     946,598     11,726,620


(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered within 24 months after issue, the contract owner will also receive any excess sales load previously deducted.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and current mortality charges, the guarantee period reaches life of the insured in contract years 27 and 16, respectively. Once a guarantee of life is reached, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after a guarantee of life is reached.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
               ANNUAL PAYMENTS OF $9,055 THROUGH CONTRACT YEAR 52
          FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 2.5 YEARS
                             DEATH BENEFIT OPTION 1
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                                   END OF YEAR
                                                                         TOTAL                  DEATH BENEFIT(3)
                                                                       PAYMENTS            ASSUMING HYPOTHETICAL GROSS
                                                                       MADE PLUS            ANNUAL RATE OF RETURN OF
                                                                   INTEREST AT 5% AS    ---------------------------------
                CONTRACT YEAR                    PAYMENTS(2)(6)     OF END OF YEAR         0%          6%          12%
----------------------------------------------   --------------    -----------------    --------    --------    ---------
 1............................................        9,055                9,508         500,000     500,000      500,000
 2............................................        9,055               19,491         500,000     500,000      500,000
 3............................................        9,055               29,973         500,000     500,000      500,000
 4............................................        9,055               40,979         500,000     500,000      500,000
 5............................................        9,055               52,536         500,000     500,000      500,000
 6............................................        9,055               64,671         500,000     500,000      500,000
 7............................................        9,055               77,412         500,000     500,000      500,000
 8............................................        9,055               90,790         500,000     500,000      500,000
 9............................................        9,055              104,837         500,000     500,000      500,000
10............................................        9,055              119,587         500,000     500,000      500,000
15............................................        9,055              205,163         500,000     500,000      500,000
20............................................        9,055              314,383         500,000     500,000      500,000
30............................................        9,055              631,684         500,000     500,000      905,679
55............................................            0            2,562,914         500,000     500,000    9,125,090



                                                                END OF YEAR
                                                            INVESTMENT BASE AND
                                                      NET CASH SURRENDER VALUE(3)(4)                END OF YEAR
                                                                                                 CASH VALUE(3)(5)
                                                        ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                                                         ANNUAL RATE OF RETURN OF            ANNUAL RATE OF RETURN OF
                                                     ---------------------------------    -------------------------------
                  CONTRACT YEAR                        0%          6%           12%         0%         6%          12%
--------------------------------------------------   -------     -------     ---------    -------    -------    ---------
 1................................................     2,838       3,047         3,257      2,838      3,047        3,257
 2................................................     5,517       6,109         6,729      5,517      6,109        6,729
 3................................................    12,058      13,452        14,947     12,058     13,452       14,947
 4................................................    18,386      21,006        23,907     18,386     21,006       23,907
 5................................................    24,488      28,769        33,677     24,488     28,769       33,677
 6................................................    30,360      36,747        44,342     30,360     36,747       44,342
 7................................................    35,978      44,923        55,976     35,978     44,923       55,976
 8................................................    41,315      53,284        68,667     41,315     53,284       68,667
 9................................................    46,354      61,819        82,518     46,354     61,819       82,518
10................................................    51,062      70,509        97,637     51,062     70,509       97,637
15................................................    68,835     115,949       197,824     68,835    115,949      197,824
20................................................    73,463     163,159       329,244     73,463    163,159      329,244
30................................................         0     243,410       846,429          0    243,410      846,429
55................................................         0           0     9,125,090          0          0    9,125,090


(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered within 24 months after issue, the contract owner will also receive any excess sales load previously deducted.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At an annual rate of return of 12% and maximum mortality charges, the guarantee period reaches life of the insured in contract year
    17. Once a guarantee of life is reached, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after a guarantee of life is reached.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
              ANNUAL PAYMENTS OF $27,729 THROUGH CONTRACT YEAR 43
          FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 9.5 YEARS
                             DEATH BENEFIT OPTION 2
                       BASED ON CURRENT MORTALITY CHARGES


                                                                                                   END OF YEAR
                                                                         TOTAL                  DEATH BENEFIT(3)
                                                                       PAYMENTS            ASSUMING HYPOTHETICAL GROSS
                                                                       MADE PLUS            ANNUAL RATE OF RETURN OF
                                                                   INTEREST AT 5% AS    ---------------------------------
                CONTRACT YEAR                    PAYMENTS(2)(6)     OF END OF YEAR         0%          6%          12%
----------------------------------------------   --------------    -----------------    --------    --------    ---------
1.............................................        27,729              29,115         517,273      518,331      519,389
2.............................................        27,729              59,686         542,102      545,769      549,563
3.............................................        27,729              91,786         566,371      574,236      582,678
4.............................................        27,729             125,491         590,147      603,839      619,106
5.............................................        27,729             160,881         613,472      634,668      659,234
6.............................................        27,729             198,041         636,363      666,789      703,462
7.............................................        27,729             237,059         658,832      700,267      752,227
8.............................................        27,729             278,027         680,929      735,210      806,054
9.............................................        27,729             321,044         702,627      771,651      865,440
10............................................        27,729             366,212         723,867      809,592      930,901
15............................................        27,729             628,671         820,985    1,021,620    1,371,227
20............................................        27,729             962,731         901,945    1,275,523    1,987,424
30............................................        27,729           1,934,397         996,732    1,925,800    4,379,100
55............................................             0           7,476,715         500,000    3,215,907   43,708,596



                                                              END OF YEAR
                                                          INVESTMENT BASE AND
                                                     NET CASH SURRENDER VALUE(3)(4)               END OF YEAR
                                                                                                CASH VALUE(3)(5)
                                                      ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                                                        ANNUAL RATE OF RETURN OF            ANNUAL RATE OF RETURN OF
                                                    --------------------------------    --------------------------------
                  CONTRACT YEAR                       0%          6%          12%         0%          6%          12%
-------------------------------------------------   -------    --------    ---------    -------    --------    ---------
1................................................    17,273       18,331       19,389    17,273       18,331       19,389
2................................................    42,102       45,769       49,563    42,102       45,769       49,563
3................................................    66,371       74,236       82,678    66,371       74,236       82,678
4................................................    90,147      103,839      119,106    90,147      103,839      119,106
5................................................   113,472      134,668      159,234   113,472      134,668      159,234
6................................................   136,363      166,789      203,462   136,363      166,789      203,462
7................................................   158,832      200,267      252,227   158,832      200,267      252,227
8................................................   180,929      235,210      306,054   180,929      235,210      306,054
9................................................   202,627      271,651      365,440   202,627      271,651      365,440
10...............................................   223,867      309,592      430,901   223,867      309,592      430,901
15...............................................   320,985      521,620      871,227   320,985      521,620      871,227
20...............................................   401,945      775,523    1,487,424   401,945      775,523    1,487,424
30...............................................   496,732    1,425,800    3,879,100   496,732    1,425,800    3,879,100
55...............................................         0    2,715,907   43,208,596         0    2,715,907   43,208,596


(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered within 24 months after issue, the contract owner will also receive any excess sales load previously deducted.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At annual rates of return of 6% and 12% and current mortality charges, the guarantee period reaches life of the insured in contract years 37 and 17, respectively. Once a guarantee of life is reached, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after a guarantee of life is reached.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                               MALE ISSUE AGE 45
                     STANDARD NON-SMOKER UNDERWRITING CLASS
              ANNUAL PAYMENTS OF $27,729 THROUGH CONTRACT YEAR 43
          FACE AMOUNT(1): $500,000 INITIAL GUARANTEE PERIOD: 9.5 YEARS
                             DEATH BENEFIT OPTION 2
                       BASED ON MAXIMUM MORTALITY CHARGES


                                                                                                   END OF YEAR
                                                                          TOTAL                  DEATH BENEFIT(3)
                                                                        PAYMENTS           ASSUMING HYPOTHETICAL GROSS
                                                                        MADE PLUS            ANNUAL RATE OF RETURN OF
                                                                    INTEREST AT 5% AS    --------------------------------
                 CONTRACT YEAR                    PAYMENTS(2)(6)     OF END OF YEAR        0%          6%          12%
-----------------------------------------------   --------------    -----------------    -------    --------    ---------
 1.............................................        27,729              29,115        516,303      517,325      518,347
 2.............................................        27,729              59,686        540,282      543,821      547,483
 3.............................................        27,729              91,786        563,783      571,377      579,529
 4.............................................        27,729             125,491        586,806      600,031      614,778
 5.............................................        27,729             160,881        609,336      629,813      653,547
 6.............................................        27,729             198,041        631,370      660,764      696,196
 7.............................................        27,729             237,059        652,881      692,902      743,094
 8.............................................        27,729             278,027        673,841      726,244      794,653
 9.............................................        27,729             321,044        694,228      760,816      851,329
10.............................................        27,729             366,212        714,006      796,626      913,614
15.............................................        27,729             628,671        802,821      994,999    1,330,669
20.............................................        27,729             962,731        870,918    1,226,055    1,902,026
30.............................................        27,729           1,934,397        901,077    1,760,815    4,034,588
55.............................................             0           7,476,715        500,000      500,000   35,275,796



                                                              END OF YEAR
                                                          INVESTMENT BASE AND
                                                     NET CASH SURRENDER VALUE(3)(4)               END OF YEAR
                                                                                                CASH VALUE(3)(5)
                                                      ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
                                                        ANNUAL RATE OF RETURN OF            ANNUAL RATE OF RETURN OF
                                                    --------------------------------    --------------------------------
                  CONTRACT YEAR                       0%          6%          12%         0%          6%          12%
-------------------------------------------------   -------    --------    ---------    -------    --------    ---------
 1...............................................    16,303       17,325       18,347    16,303       17,325       18,347
 2...............................................    40,282       43,821       47,483    40,282       43,821       47,483
 3...............................................    63,783       71,377       79,529    63,783       71,377       79,529
 4...............................................    86,806      100,031      114,778    86,806      100,031      114,778
 5...............................................   109,336      129,813      153,547   109,336      129,813      153,547
 6...............................................   131,370      160,764      196,196   131,370      160,764      196,196
 7...............................................   152,881      192,902      243,094   152,881      192,902      243,094
 8...............................................   173,841      226,244      294,653   173,841      226,244      294,653
 9...............................................   194,228      260,816      351,329   194,228      260,816      351,329
10...............................................   214,006      296,626      413,614   214,006      296,626      413,614
15...............................................   302,821      494,999      830,669   302,821      494,999      830,669
20...............................................   370,918      726,055    1,402,026   370,918      726,055    1,402,026
30...............................................   401,077    1,260,815    3,534,588   401,077    1,260,815    3,534,588
55...............................................         0           0    34,775,796         0            0   34,775,796


(1) Assumes no additional insurance rider face amount.
(2) All payments are illustrated as if made at the beginning of the contract year.
(3) Assumes annual payments are made and no loans or withdrawals have been taken.
(4) Investment base will equal net cash surrender value on each contract anniversary. If the Contract is surrendered within 24 months after issue, the contract owner will also receive any excess sales load previously deducted.
(5) Cash value will equal investment base and net cash surrender value on each contract anniversary if no loans have been taken.
(6) The payments shown may extend beyond the year in which the automatic adjustment is made. At an annual rate of return of 12% and maximum mortality charges, the guarantee period reaches life of the insured in contract year
    17. Once a guarantee of life is reached, no more payments would be accepted. Values shown at annual rates of return of 0%, 6% and 12% do not reflect any payments shown after a guarantee of life is reached.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ILLUSTRATED AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT, INVESTMENT BASE AND CASH VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY MERRILL LYNCH LIFE OR THE SERIES FUND OR THE VARIABLE SERIES FUNDS OR THE ZERO TRUSTS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    EXAMPLES

ADDITIONAL PAYMENTS

As of the processing date on or next following receipt and acceptance of an additional payment, Merrill Lynch Life will increase the guarantee period if the guarantee period prior to receipt and acceptance of an additional payment is less than for the whole of life of the insured.

Merrill Lynch Life will determine the increase in the guarantee period by taking the immediate increase in the cash value resulting from the additional payment and adding to that interest at the annual rate of 5% for the period from the date Merrill Lynch Life receives and accepts the payment to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is added to the fixed base and the resulting new fixed base is used to calculate a new guarantee period.

The amount of the increase in the guarantee period will depend on the amount of the additional payment and the contract year in which it is received and accepted. If additional payments of different amounts were made at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a larger increase in the guarantee period.


Example 1 shows the effect on the guarantee period of a $5,000 additional payment received and accepted at the beginning of contract year five. Example 2 shows the effect of a $10,000 additional payment received and accepted at the beginning of contract year five. Example 3 shows the effect of a $5,000 additional payment received and accepted at the beginning of contract year six. All three examples assume that death benefit option 1 has been elected, that annual payments of $9,055 have been made up to the contract year reflected in the example and that no other contract transactions have been made.


                               MALE ISSUE AGE 45
                 INITIAL PAYMENT PLUS ANNUAL PAYMENTS OF $9,055
                             FACE AMOUNT: $500,000
                      INITIAL GUARANTEE PERIOD: 2.5 YEARS
                            DEATH BENEFIT OPTION: 1
                       BASED ON MAXIMUM MORTALITY CHARGES

                                               EXAMPLE 1
                               ------------------------------------------
                               CONTRACT    ADDITIONAL      INCREASE IN
                                 YEAR       PAYMENT      GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  5          $5,000         1.5 years

                                               EXAMPLE 2
                               ------------------------------------------
                               CONTRACT    ADDITIONAL      INCREASE IN
                                 YEAR       PAYMENT      GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  5         $10,000          3 years

                                               EXAMPLE 3
                               ------------------------------------------
                               CONTRACT    ADDITIONAL      INCREASE IN
                                 YEAR       PAYMENT      GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  6          $5,000         1.25 years

PARTIAL WITHDRAWALS

As of the processing date on or next following the effective date of a partial withdrawal, Merrill Lynch Life calculates a new guarantee period. This is done by taking the immediate decrease in cash value resulting from the partial withdrawal and adding to that amount interest at an annual rate of 5% for the period from the date of the withdrawal to the contract processing date on or next following such date. This is the guarantee adjustment amount. The guarantee adjustment amount is subtracted from the fixed base and the resulting new fixed base is used to calculate a new guarantee period.

The amount of the reduction in the guarantee period will depend on the amount of the withdrawal, the face amount at the time of the withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the guarantee period than a smaller withdrawal. The same partial withdrawal made at the same time from Contracts with the same guarantee periods but with different face amounts would result in a greater reduction in the guarantee period for the Contract with the smaller face amount.


Examples 1 and 2 show the effect on the guarantee period of partial withdrawals for $5,000 and $10,000 taken at the beginning of contract year sixteen. Example 3 shows the effect on the guarantee period of a $10,000 partial withdrawal taken at the beginning of contract year eighteen. All three examples assume that death benefit option 1 has been elected, that annual payments of $9,055 have been made up to the contract year reflected in the example and that no other contract transactions have been made.


                               MALE ISSUE AGE 45

                 INITIAL PAYMENT PLUS ANNUAL PAYMENTS OF $9,055

                             FACE AMOUNT: $500,000
                      INITIAL GUARANTEE PERIOD: 2.5 YEARS
                            DEATH BENEFIT OPTION: 1
                       BASED ON MAXIMUM MORTALITY CHARGES


                                               EXAMPLE 1
                               ------------------------------------------
                               CONTRACT     PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  16         $5,000         .25 years



                                               EXAMPLE 2
                               ------------------------------------------
                               CONTRACT     PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  16        $10,000         .75 years



                                               EXAMPLE 3
                               ------------------------------------------
                               CONTRACT     PARTIAL        DECREASE IN
                                 YEAR      WITHDRAWAL    GUARANTEE PERIOD
                               --------    ----------    ----------------
                                  18        $10,000         .75 years

CHANGING THE DEATH BENEFIT OPTION

On each contract anniversary beginning with the fifteenth, the contract owner may change the death benefit option by switching from option 1 to option 2 or from option 2 to option 1. Merrill Lynch Life will change the face amount of the Contract in order to keep the death benefit constant on the effective date of the change. Therefore, if the change is from option 1 to option 2, the face amount of the Contract will be decreased by the cash value on the date of the change. If the change is from option 2 to option 1, the face amount of the Contract will be increased by the cash value on the date of the change.

Example 1 shows the effect on the face amount of a change from option 1 to option 2 and Example 2 shows the effect on the face amount of a change from option 2 to option 1. The face amount before each change is $500,000.

                                   EXAMPLE 1
          ------------------------------------------------------------
                              Before Option Change
                     Death Benefit under Option 1: $500,000
                             Face Amount: $500,000
                              Cash Value: $40,000

                              After Option Change
                     Death Benefit under Option 2: $500,000
                             Face Amount: $460,000
                              Cash Value: $40,000

                                   EXAMPLE 2
          ------------------------------------------------------------
                              Before Option Change
                     Death Benefit under Option 2: $540,000
                             Face Amount: $500,000
                              Cash Value: $40,000

                              After Option Change
                     Death Benefit under Option 1: $540,000
                             Face Amount: $540,000
                              Cash Value: $40,000

                MORE ABOUT MERRLLL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

Merrill Lynch Life's directors and executive officers and their positions with the Company are as follows:


             NAME                   POSITION(S) WITH THE COMPANY
------------------------------  -------------------------------------
Anthony J. Vespa                Chairman of the Board, President, and
                                Chief Executive Officer
Joseph E. Crowne, Jr.           Director, Senior Vice President,
                                Chief Financial Officer, Chief
                                Actuary, and Treasurer
Barry G. Skolnick               Director, Senior Vice President,
                                General Counsel, and Secretary
David M. Dunford                Director, Senior Vice President,
                                and Chief Investment Officer
Gail R. Farkas                  Director and Senior Vice President
John C.R. Hele                  Director and Senior Vice President
Robert J. Boucher               Senior Vice President, Variable Life
                                Administration


Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of the Company's indirect parent, Merrill Lynch & Co., Inc. The principal positions of the Company's directors and executive officers for the past five years are listed below:

Mr. Vespa joined Merrill Lynch Life in January 1994. Since February 1994, he has held the position of Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. From February 1991 to February 1994, he held the position of District Director and First Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. From September 1988 to February 1991, he held the position of Senior Resident Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Mr. Crowne joined Merrill Lynch Life in June 1991. From January 1989 to May 1991, he was a Principal with Coopers & Lybrand.

Mr. Skolnick joined Merrill Lynch Life in November 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in July 1984. Since May 1992, he has held the position of Assistant General Counsel of Merrill Lynch & Co., Inc. and First Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Prior to May 1992, he held the position of Senior Counsel of Merrill Lynch & Co., Inc.

Mr. Dunford joined Merrill Lynch Life in July 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in September 1989. Prior to September 1989, he held the position of President of Travelers Investment Management Co.


Ms. Farkas joined Merrill Lynch Life in August 1995. She joined Merrill Lynch & Co., Inc. in 1978. Since August 1995 she has held the position of Director of Marketing of Merrill Lynch Insurance Group, Inc. From February 1988 to August 1995 she held the position of First Vice President and Director of [Merrill Lynch].


Mr. Hele joined Merrill Lynch Life in December 1990. He joined Merrill Lynch, Pierce, Fenner & Smith Incorporated in August 1988.


Mr. Boucher joined Merrill Lynch Life in May 1992. Prior to May 1992, he held the position of Vice President of Monarch Financial Services, Inc. (formerly Monarch Resources, Inc.).


No shares of Merrill Lynch Life are owned by any of its officers or directors, as it is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. The officers and directors of Merrill Lynch Life, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.

SERVICES ARRANGEMENT


Merrill Lynch Life and its parent, Merrill Lynch Insurance Group, Inc. ("MLIG") are parties to a service agreement pursuant to which MLIG has agreed to provide certain data processing, legal, actuarial, management, advertising and other services to Merrill Lynch Life including services related to the Separate Account and the Contracts. Expenses incurred by MLIG in relation to this service agreement are reimbursed by Merrill Lynch Life on an allocated cost basis. Charges billed to Merrill Lynch Life by MLIG pursuant to the agreement were $43 million for the year ended December 31, 1995.


STATE REGULATION

Merrill Lynch Life is subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). A detailed financial statement in the prescribed form (the "Annual Statement") is filed with the Insurance Department each year covering Merrill Lynch Life's operations for the preceding year and its financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Merrill Lynch Life's books and accounts are subject to review by the Insurance Department at all times. A full examination of Merrill Lynch Life's operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. Merrill Lynch Life is also subject to the insurance laws and regulations of all jurisdictions in which it is licensed to do business.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. Merrill Lynch Life and Merrill Lynch, Pierce, Fenner & Smith Incorporated are engaged in various kinds of routine litigation that, in the Company's judgment, is not material to Merrill Lynch Life's total assets or to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

EXPERTS


The financial statements of Merrill Lynch Life as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and of the Separate Account as of December 31, 1995 and for the periods presented, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche's principal business address is Two World Financial Center, New York, New York 10281-1433.


Actuarial matters included in this Prospectus have been examined by Joseph E. Crowne, F.S.A., Chief Actuary and Chief Financial Officer of Merrill Lynch Life, as stated in his opinion filed as an exhibit to the registration statement.

LEGAL MATTERS

The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, Merrill Lynch Life's Senior Vice President and General Counsel. Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on certain matters relating to federal securities and tax laws.

REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the

Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

The financial statements of Merrill Lynch Life, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon the ability of Merrill Lynch Life to meet its obligations under the Contracts.

                           PART II. OTHER INFORMATION

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     The Insurance Company's By-Laws provide, in Article VI, Section 1, 2, 3 and 4, as follows:

     Section 1. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     Section 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brough shall determined upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

     Section 3. Right to Indemnification. To the extent that a director, officer of employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

     Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch are entitled to indemnification from Merrill Lynch, to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

     Merrill Lynch has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the Indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch with respect to such insurance policies.

ARKANSAS BUSINESS CORPORATION LAW

     In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgments, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

     This filing is made pursuant to Rule 6e-3(T) under the Investment Company Act of 1940.

     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the policies described in the Prospectus.

     Registrant makes the following representations:

          (1) Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

          (2) The level of the mortality and expense risk and guaranteed benefits risk charge is within the range of industry practice for comparable flexible or scheduled contracts.

          (3) Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Separate Account will benefit the separate account and policyowners and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

          (4) The Separate Account will invest only in management investment companies which have undertaken to have a board of directors, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

     The methodology used to support the representation made in paragraph (2) above is based on an analysis of the mortality and expense risk and guaranteed benefits risk charge contained in other variable life insurance contracts. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph (2) above.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

  The facing sheet.

  Two Prospectuses consisting of   and   pages, respectively.

  Undertaking to file reports.
  Rule 484 Undertaking.
  Representations Pursuant to Rule 6e-3(T).
  The signatures.
  Written Consents of the Following Persons:
     (a) Barry G. Skolnick, Esq.
     (b) Joseph E. Crowne, F.S.A.
     (c) Sutherland, Asbill & Brennan
     (d) Deloitte & Touche LLP, Independent Auditors

     The following exhibits:


1. A.   (1)            Resolution of the Board of Directors of Merrill Lynch Life Insurance Company establishing the
                       Separate Account (Incorporated by Reference to Registrant's Form S-6 Registration No. 33-41830
                       Filed July 24, 1991)
        (2)            Not applicable
        (3)(a)         Distribution Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce,
                       Fenner & Smith Incorporated (Incorporated by Reference to Registrant's Pre-Effective Amendment
                       No. 1 to Form S-6 Registration No. 33-55472 Filed April 26, 1993)
           (b)         Amended Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life
                       Agency Inc. (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6
                       Registration No. 33-55472 Filed April 26, 1993.)
           (c)         Schedules of Sales Commissions. (Incorporated by Reference to Registrant's Pre-Effective
                       Amendment No. 1 to Form S-6 Registration No. 33-55472 Filed April 26, 1993)
           (d)         Indemnity Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency,
                       Inc. (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6
                       Registration No. 33-55472 Filed April 26, 1993)
        (4)            Undertaking of Merrill Lynch Life Insurance Company pursuant to Rule 27d-2 (To be filed by amendment)
        (5)(a) (1)     Flexible Premium Variable Universal Life Insurance Policy (Incorporated by Reference to
                       Registrant's Form S-6 Registration No. 33-55678 Filed December 11, 1992)
        (5)(a) (2)     Flexible Premium Variable Universal Life Insurance Policy (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 4 to Form S-6 Registration No. 33-55678 Filed December
                       9, 1994)
           (b) (1)     Backdating Endorsement (Incorporated by Reference to Registrant's Form S-6 Registration No.
                       33-55678 Filed December 11, 1992)
               (2)(a)  Additional Insurance Rider for Flexible Premium Variable Universal Life Insurance Policy
                       (Incorporated by Reference to Registrant's Form S-6 Registration No. 33-55678 Filed December 11,
                       1992)
               (2)(b)  Additional Insurance Rider for Flexible Premium Variable Universal Life Insurance Policy
                       (Incorporated by Reference to Registrant's Post-Effective Amendment No. 4 to Form S-6
                       Registration No. 33-55678 Filed December 9, 1994)
               (3)     Endorsement for Guaranteed Interest Division for Flexible Premium Variable Universal Life
                       Insurance Policy (Incorporated by Reference to Registrant's Form S-6 Registration No. 33-55678
                       Filed December 11, 1992)
               (4)     Endorsement for Flexible Premium Variable Universal Life Insurance Policy (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 4 to Form S-6 Registration No. 33-55678
                       Filed December 9, 1994)
               (5)     Accelerated Benefit Rider (Incorporated by Reference to Registrant's Post-Effective Amendment
                       No. 4 to Form S-6 Registration No. 33-55472 Filed December 9, 1994)
               (6)     Unisex Rider (Form No. EIUN192S) (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 5 to Form S-6 Registration No. 33-55678 Filed April 28, 1995)
               (7)     Policy Endorsement (Form No. VUSDEC)
        (6)(a)         Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of
                       Merrill Lynch Life Insurance Company (Incorporated by Reference to Registrant's Pre-Effective
                       Amendment No. 1 to Form S-6 Registration No. 33-41830 Filed April 16, 1992)
           (b)         Amended and Restated By-Laws of Merrill Lynch Life Insurance Company (Incorporated by Reference
                       to Registrant's Pre-Effective Amendment No. 1 to Form S-6 Registration No. 33-41830 Filed April
                       16, 1992)
        (7)            Not applicable

        (8)(a)         Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Series Fund, Inc.
                       (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6
                       Registration No. 33-55472 Filed April 26, 1993)
           (b)         Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Funds Distributor, Inc.
                       (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to Form S-6
                       Registration No. 33-55472 Filed April 26, 1993)
           (c)         Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith
                       Incorporated (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to Form
                       S-6 Registration No. 33-55472 Filed April 26, 1993)
           (d)         Participation Agreement among Merrill Lynch Life Insurance Company, ML Life Insurance Company of
                       New York and Monarch Life Insurance Company (Incorporated by Reference to Registrant's
                       Post-Effective Amendment No. 3 to Form S-6 Registration No. 33-55472 Filed April 27, 1994)
           (e)         Management Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Asset
                       Management, Inc. (Incorporated by Reference to Registrant's Pre-Effective Amendment No. 1 to
                       Form S-6 Registration No. 33-55472 Filed April 26, 1993.)
        (9)(a)         Service Agreement among Merrill Lynch Insurance Group, Inc., Family Life Insurance Company and
                       Merrill Lynch Life Insurance Company (Incorporated by Reference to Registrant's Pre-Effective
                       Amendment No. 1 to Form S-6 Registration No. 33-41830 Filed April 16, 1992)
       (10)(a) (1)     Variable Life Insurance Application (Incorporated by Reference to Registrant's Form S-6
                       Registration No. 33-55678 Filed December 11, 1992)
       (10)(a) (2)     Variable Life Insurance Application (Incorporated by Reference to Registrant's Post Effective
                       Amendment No. 4 to Form S-6 Registration No. 33-55472 Filed December 9, 1994)
           (b)         Application for Reinstatement (Incorporated by Reference to Registrant's Form S-6 Registration
                       No. 33-55678 Filed December 11, 1992)
           (c)         Variable Life Insurance Application, Part 1 (Form No. A1016 New 3/95) (Incorporated by Reference
                       to Registrant's Post-Effective Amendment No. 5 to Form S-6 Registration No. 33-55678 Filed April
                       28, 1995)
           (d)         Variable Life Insurance Application, Part 2 (Form No. A1011 Revised 10/94) (Incorporated by
                       Reference to Registrant's Post-Effective Amendment No. 5 to Form S-6 Registration No. 33-55678
                       Filed April 28, 1995)
           (e)         Temporary Insurance Agreement (Form No. A1010 Revised 6/94) (Incorporated by Reference to
                       Registrant's Post-Effective Amendment No. 5 to Form S-6 Registration No. 33-55678 Filed April
                       28, 1995)
       (11)(a)         Memorandum describing Merrill Lynch Life Insurance Company's Issuance, Transfer and Redemption
                       Procedures (Incorporated by Reference to Registrant's Post-Effective Amendment No. 2 to Form S-6
                       Registration No. 33-55678 Filed March 1, 1994)
       (11)(b)         Amended and restated memorandum describing Merrill Lynch Life Insurance Company's Issuance,
                       Transfer and Redemption Procedures (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 4 to Form S-6 Registration No. 33-55678 Filed December 9, 1994)
       (11)(c)         Amended and restated memorandum describing Merrill Lynch Life Insurance Company's Issuance,
                       Transfer and Redemption Procedures
2.                     See Exhibit 1.A.(5)
3.                     Opinion and Consent of Barry G. Skolnick, Esq. as to the legality of the securities being registered (To be filed by amendment)
4.                     Not applicable
5.                     Not applicable
6.                     Opinion and Consent of Joseph E. Crowne, F.S.A. as to actuarial matters pertaining to the securities being registered (To be filed by amendment)
7.         (a)         Power of Attorney of Joseph E. Crowne (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)
           (b)         Power of Attorney of David E. Dunford (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)
           (c)         Power of Attorney of Gail R. Farkas
           (d)         Power of Attorney of John C.R. Hele (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)
           (e)         Power of Attorney of Allen N. Jones (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)
           (f)         Power of Attorney of Barry G. Skolnick (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)

           (g)         Power of Attorney of Anthony J. Vespa (Incorporated by Reference to Registrant's Post-Effective
                       Amendment No. 2 to Form S-6 Registration No. 33-55472 Filed March 1, 1994)
8.         (a)         Written Consent of Barry G. Skolnick, Esq. (See Exhibit 3)
           (b)         Written Consent of Joseph E. Crowne, F.S.A. (See Exhibit 6)
           (c)         Written Consent of Sutherland, Asbill & Brennan (To be filed by amendment)
           (d)         Written Consent of Deloitte & Touche LLP, Independent Auditors (To be filed by amendment)

                                   SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 6 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED, AND ITS SEAL TO BE HEREUNTO AFFIXED AND ATTESTED, ALL IN THE CITY OF PLAINSBORO AND THE STATE OF NEW JERSEY, ON THE 28TH DAY OF FEBRUARY 1996.


                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                                  (Registrant)

                    BY: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (Depositor)

Attest:  /s/ EDWARD W. DIFFIN, JR.             By:  /s/ BARRY G. SKOLNICK
       Edward W. Diffin, Jr.                       Barry G. Skolnick
       Vice President                              Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 1996.


                  SIGNATURE                                        TITLE
---------------------------------------------  ---------------------------------------------
                      *                        Chairman of the Board, President, and Chief
---------------------------------------------  Executive Officer
              Anthony J. Vespa


                      *                        Director, Senior Vice President, Chief
---------------------------------------------  Financial Officer, Chief Actuary, and
              Joseph E. Crowne                 Treasurer
                      *                        Director, Senior Vice President, and Chief
---------------------------------------------  Investment Officer
              David M. Dunford
                      *                        Director and Senior Vice President
---------------------------------------------
               Gail R. Farkas
                      *                        Director and Senior Vice President
---------------------------------------------
               John C.R. Hele
*By:         /s/ BARRY G. SKOLNICK             In his own capacity as Director, Senior Vice
    -----------------------------------------  President, and General Counsel and as
               Barry G. Skolnick               Attorney-in-Fact

                                 EXHIBIT INDEX


                                                                                                            SEQUENTIALLY
  EXHIBIT                                                                                                     NUMBERED
  NUMBER                                                 DESCRIPTION                                            PAGE
-----------         -------------------------------------------------------------------------------------   ------------
1. A.   (5) (b)(7)  Policy Endorsement (Form No. VUSDEC)
1. A.  (11) (c)     Amended and restated memorandum describing Merrill Lynch Life Insurance Company's
                    Issuance, Transfer and Redemption Procedures
7.          c)      Power of Attorney of Gail R. Farkas